united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number  811-07254

Johnson Mutual Funds Trust

(Exact name of registrant as specified in charter)

3777 West Fork Road,      Cincinnati, Ohio      45247

(Address of principal executive offices)      (Zip code)

Marc E. Figgins, CFO, 3777 West Fork Road, Cincinnati, Ohio 45247

(Name and address of agent for service)

Registrant's telephone number, including area code (513) 661-3100

Date of fiscal year end: 12/31

Date of reporting period: 6/30/18

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Semi-Annual
Report

June 30, 2018

(Unaudited)

t	Johnson Equity Income Fund
t	Johnson Opportunity Fund
t	Johnson Realty Fund
t	Johnson International Fund
t	Johnson Fixed Income Fund
t	Johnson Municipal Income Fund

Johnson Mutual Funds Trust
3777 West Fork Road  |  Cincinnati, OH  |  45247
(513) 661-3100    (800) 541-0170    fax (513) 661-4901

www.johnsonmutualfunds.com

JOHNSON MUTUAL FUNDS
June 30, 2018 – Unaudited

JOHNSON MUTUAL FUNDS
June 30, 2018 – Unaudited

July 2018

We are pleased to present you with the Johnson Mutual Funds’ June 30, 2018 Semi-Annual Report. On the following pages, we have provided commentary on the performance of each of the Funds in the first half of 2018 as well as the relative performance compared to an appropriate index.

The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.

U.S. Stocks Advance, but Emerging Markets Drag Down International Stocks

U.S. large cap technology companies continued driving overall stock markets higher in the first half of 2018. The NASDAQ Index, largely made up of tech and consumer discretionary stocks, has outperformed the broader S&P 500 Index for six quarters in a row. International stocks were weak, particularly in emerging markets. Ongoing global trade concerns, a rising U.S. dollar, rising U.S. interest rates, and rising crude oil prices led to poor performance in emerging market stocks.

The tech leadership continued despite the heated rhetoric on trade policy. Historically, tech companies have been more insulated from trade battles, but that dynamic may be changing. President Trump has made clear that intellectual property theft is one of his primary concerns as it relates to trade relations with China. In addition, tech companies now represent a far greater share of the economy than in the past.

Still, the narrow leadership of tech stocks over the last several quarters has caused some concern that the broader market would take a larger hit when tech stock performance turns. In addition to potential fallout from tariffs and trade policy changes, tech companies are facing increasing scrutiny from the government and a stronger dollar. With more than half of their sales coming from overseas, tech companies are vulnerable as foreign revenues translate to fewer U.S. dollars.

Global Trade: Lots of Tough Talk, Limited Action So Far

Along with central bank policy, global trade is the key issue for the markets in the second half of 2018 and beyond. While there has been a lot of attention, headlines, and debate on the topic, very little has actually been done so far. It is clear President Trump believes unfair global trade practices have harmed American businesses and caused American jobs to move overseas. His stated objective is to level the playing field and ultimately bring jobs and industry back to the U.S.

So far, the amount of tariffs that have been implemented versus threatened remains small. But Trump’s recent actions demonstrate his commitment to take action. At first, the Trump administration placed tariffs on just a small fraction of U.S. imports. But after foreign powers, particularly China and Europe, responded in kind with their own threats, Trump has turned up the heat. As of today Trump has threatened tariffs on nearly one-third of total U.S. imports, and nearly everything imported from China.

It is impossible to predict the extent to which tariffs and other policy changes will actually impact the global economy. This is especially true given the difficulty of predicting the effect on business and consumer confidence. But the direct hit to U.S. economic growth would likely be modest. Most economists are predicting that U.S. GDP growth would slow by less than 0.5%. It’s also likely inflation would temporarily move slightly higher, reflecting the one-time adjustments for tariffs.

The effect on certain industries is more easily predicted. Automotive companies, some technology companies, and manufacturing companies that use steel and/or aluminum inputs are likely to suffer the most. Already, some companies have provided details on how these tariffs harm their business. In some cases companies have warned they may shift production abroad to avoid them.

Growth in Earnings, Economy Tempered by Risk Awareness

Meanwhile, corporate earnings as well as economic growth have been healthy. The first quarter earnings season produced strong results, with revenues, margins, and earnings numbers all impressive. On top of that, the economy continues to perform well. However, several potential headwinds combined to temper the market’s enthusiasm. The trade war topic is front-and-center, but others are in play.

One of the biggest questions facing investors now is where we stand in the economic cycle. The current period of expansion is nearly ten years old, one of the longest in American history. Age alone doesn’t send the economy into decline. But the length of the expansion increases the difficulty of overcoming the various risks facing it. The passage of tax reform brought a potential boost, but there is some concern that any improvement may only be temporary. Such government stimulus is typically more impactful when the economy is closer to a low point, and may have come too late in the cycle to make much difference.

JOHNSON MUTUAL FUNDS
June 30, 2018 – Unaudited

Rising interest rates are another headwind to further growth. Rates rose again in the first half of the year. The ten-year U.S. Treasury yield has hovered near 3%, its highest level in nearly seven years. But with inflation data showing signs of acceleration, and the Fed indicating more rate hikes are likely in 2018, rates could be headed higher in the months ahead. Central banks overseas also plan to take steps to normalize policy. And finally, a rising U.S. dollar, rising oil prices, and emerging market volatility are other headwinds that could slow the economy’s momentum.

We want you to know how much we appreciate the confidence you have placed in us for your investment needs. As always, please feel free to call us at (513) 661-3100 or (800) 541-0170 with your comments or questions. Thank you.

Sincerely,

Jason Jackman, President

JOHNSON EQUITY INCOME FUND
Performance Review – June 30, 2018 Unaudited

The Johnson Equity Income Fund provided a total return of 0.32% in the first half of 2018, trailing the S&P 500 Index’s 2.65% return.

Relative sector allocations and stock selection both contributed to the underperformance during the first half of the year. A significant overweight in the Consumer Staples sector, which was the worst performing sector in the S&P 500 Index, and underweight in the strong performing Information Technology and Consumer Discretion sectors contributed to the negative contribution from relative sector allocations. The negative impact from stock selection was as much about what the Fund did not own as what it owned as a few securities within the consumer sectors, which do not meet our desired valuation and yield characteristics, were market leaders. For example, Amazon alone was responsible for approximately half of the Fund’s overall relative underperformance. Although the underweight position in the Technology sector was a headwind, a positive contribution from stock selection within the sector more than offset the negative contribution from being underweight. Notable strong performers within the Fund’s Technology holdings included Mastercard and Automatic Data Processing.

Market dynamics in the first half of the year posed formidable headwinds to the Fund’s relative performance as the market exhibited narrow leadership and significant outperformance by growth stocks over value stocks. Stocks characterized by the highest earnings growth, highest valuations, and lowest dividend yields were the strongest performers. A market environment with these attributes is not conducive to the Fund outperforming.

During the first half of the year, new additions to the portfolio included Hasbro, AXIS Capital, Hershey, Waste Management, Fidelity National Information Services and Alliant Energy. The new additions are from various sectors of the economy, but if there was a theme across these purchases it would be that these businesses have historically demonstrated less cyclicality through various stages of the economic cycle and should provide defensive characteristics to the portfolio in a difficult economic or market environment. In a shift from what we have been communicating in past letters, on the margin, we are finding more attractive opportunities in stocks with above average dividend yields once again. The Fund sold its positions in Morningstar, PNC Financial Services Group, Lowes and Nike. All of these sales were the result of strong performance resulting in the stocks exceeding our estimates of fair value.

Average Annual Total Returns as of June 30, 2018
	Equity Income Fund	S&P 500 Index
Six Months	0.32%	2.65%
One Year	12.53%	14.37%
Three Years	10.32%	11.93%
Five Years	10.68%	13.42%
Ten Years	8.69%	10.17%

Above average dividend income and long-term capital growth is the objective of the Johnson Equity Income Fund, and the primary assets are stocks of large-sized U.S. companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the S&P 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON OPPORTUNITY FUND
Performance Review – June 30, 2018 Unaudited

The Johnson Opportunity Fund provided a total return of +2.15% in the first half of 2018, trailing the Russell 2500 Index’s +5.46% return. Volatility returned briefly with a quick 9% pullback in the Index during the 1st quarter. On the other hand, booming late cycle earnings growth and lower relative international exposure among smaller companies continued to fuel a SMID Cap rally that extended to yet another all-time high in the first half of the year. However, it was a relatively narrow market rally with only three sectors outperforming the Russell 2500 Index — Health Care, Technology, and Energy. The Fund was underweight all three groups and its quality focus and valuation sensitivity continued to be out of favor, negatively influencing relative performance.

Growth continued its streak of dominance over Value in the first half, with the Russell 2500 Growth Index returning 8.0% versus Value’s 3.0%. Investors have continued to pay a premium valuation for companies with strong earnings growth. Many of the top performers in the Fund were from growth sectors. Align Technology, the maker of an orthodontic product called Invisalign, was the Fund’s top contributor in 2017, and repeated that in the first half of this year with a 54% return. Inogen, a maker of portable oxygen concentrators, was another fast-growing Health Care company with stock returns of over 50%. The Technology sector also represented a large number of top contributors, including Veeva Systems, CACI International, Perficient and Constellation Software.

Competitive pressures and margin compression were common themes among many companies in the Consumer and Industrials sectors. Twelve of the 15 most negative contributors in the Fund were in these sectors. Seven of these had declines of more than 20%. Late cycle fears will likely persist, but we expect that quality companies will be able to defend their competitive position and have the ability to pass cost increases on to their customers in the coming quarters, and current stock valuations seem to underestimate that.

While corporate tax cut savings have played an important role in earnings growth this year, the U.S. economy has been strong and smaller company revenues have been growing at a double-digit pace for the first time since 2011. As worries of a global trade war heated up in the second quarter, investors tended to favor U.S. companies that had less exposure to overseas earnings, and this gave SMID Cap companies an advantage over the more multinational Large Cap segment. Low quality companies continued to lead the market coming out of the February correction, and the Fund’s style has been out of favor over that time. However, we expect earnings growth will struggle to maintain the same pace in the quarters ahead and investors will ultimately penalize overvalued growth companies and highly-levered cyclicals that are not allocating capital prudently. As that shift occurs, the Fund’s less aggressive positioning should be rewarded.

Average Annual Total Returns as of June 30, 2018
	Opportunity Fund	Russell 2500 Index
Six Months	2.15%	5.46%
One Year	13.32%	16.24%
Three Years	9.90%	10.30%
Five Years	11.62%	12.29%
Ten Years	8.16%	10.74%

Long-term capital growth is the objective of the Johnson Opportunity Fund, and the primary assets are equity securities of medium sized companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the Russell 2500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell Midcap Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON REALTY FUND
Performance Review – June 30, 2018 Unaudited

The Johnson Realty Fund provided a total return of 1.42% in the first half of 2018, outperforming the S&P US REIT Index’s 1.37% return.

It was a tale of two quarters in the REIT market. In the first quarter of 2018 REITs experienced a decline of 8.2%. The market remained focused on the Federal Reserve and the fact that it was going to increase short term interest rates four times in 2018. Interest rates moved up considerably in the first quarter and all interest rate sensitive segments of the market came under pressure. During the second quarter REITs staged a nice recovery, moving up over 10%, driven by the movement back down in interest rates. The 10-year treasury hit off of 3.10% in May and then fell, now back below 3%. As we have said for many years, REITs tend to exhibit strong correlation in the short term to the direction of interest rates. REITs dramatically underperformed the broader market in the first quarter, with the S&P 500 only down 0.76%. The outperformance in the second quarter was strong but REITs still trail the broader market, which ended the first half of 2018 up 2.65%. REIT fundamentals had seen some strength but are now starting to experience some tough comparisons in certain regions of the country. Valuation overall has improved and now looks fairly neutral versus the overvalued posture it has exhibited the past few years.

The Johnson Realty Fund outperformed by a small amount in the first half of 2018. We continue to be fairly neutral in our positioning relative to property type holdings. We have been able to keep the portfolio fully invested and continue to be slightly overweight in Residential and Office/Industrials, in which portion of these groups were some of the better performing areas.

Security selection was a positive with a couple of names contributing and detracting to the relative performance. Strength in DDR Corp, Ryman Hospitality, DCT Industrial and Life Sciences all provide a strong boost to relative performance. Regency Centers and Federal Realty were two names that detracted from our relative performance.

REITs continue to possess long term portfolio diversification benefits as their correlation to the larger equity market has demonstrated. We expect as interest rates rise, yield oriented investors may continue to exit the asset class. We are three years into this elongated interest rate rise cycle as we are coming off historically low interest rate levels. Valuations have become more appropriate and as the interest rates stabilize, investors may again find value in the REIT sector. Shareholders have received information regarding the closure of this Fund, effective November 1, 2108.

Average Annual Total Returns as of June 30, 2018
	Realty Fund	S&P US REIT Index
Six Months	1.42%	1.37%
One Year	3.82%	3.47%
Three Years	7.93%	7.85%
Five Years	7.97%	8.08%
Ten Years	6.51%	7.82%

Long-term capital growth and above average dividend income are the objectives of the Johnson Realty Fund, and the primary assets are real estate related equity securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the S&P US REIT Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P US REIT Index is the primary benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON INTERNATIONAL FUND
Performance Review – June 30, 2018 Unaudited

The Johnson International Fund provided a total return of -2.16% in the first half of 2018, outperforming the MSCI ACWI ex-US Index’s -3.77% return. Foreign economic growth has been sluggish in comparison to the U.S., and international stock returns lagged (e.g. the S&P 500 Index returned +2.7%). In the U.S., companies have benefitted from the recently passed corporate tax cuts and monetary policy has not yet become too restrictive. The U.S. Dollar strengthened by over 2% in the first half as capital flowed out of international markets, especially emerging markets. The Fund’s positive relative performance can be attributed to small positive selection effects by region, country, sector, and security.

Trade war threats have impacted emerging markets in recent months, as the U.S. and China exchanged tariff threats. A slowdown in global trade would especially hurt the emerging market countries, which depend heavily upon the developed countries. The Fund’s underweight position in emerging markets was beneficial to relative performance. Some of the Fund’s weaker performers were those caught in the emerging market weakness, such as Tata Motors Ltd., Banco Bradesco and Enel Americas SA.

Although the global economy has continued its expansion into 2018, late cycle worries such as interest rate increases and developing margin pressures have emerged. Sectors that might be most sensitive to decelerating growth trends are Financials and Industrials. They underperformed during the first six months, which helped the fund’s performance because of their underweight position. Overall, sector selection was a small positive in the first half, but an overweight in Telecommunication Services, the index’s worst-performing sector, was a slight detractor.

The top stock contributor to Fund performance was Sky plc, a large European TV broadcasting company that has become a prized jewel in an industry consolidation involving Fox, Comcast, and Disney. A bidding war for Sky pushed its market price up over 40% in the first half of the year. Astellas Pharma Inc., a Japanese pharmaceutical company, was another top performer as it regained its earnings momentum with improved results. Good security selection in Technology and Consumer Discretionary captured some of the global growth trends in IT consulting, software, and consumer brands. Japanese bank holdings, Mitsubishi UFJ and Sumitomo Mitsui, were among the weakest performers in the Fund, facing both growth challenges to earnings and concerns about global trade friction.

Our intent remains to manage a diversified portfolio of stocks that offers the potential to reward long-term investors who seek exposure to foreign markets. Foreign company earnings have continued their improvement into 2018, but a continuation of that trend will likely require low interest rates, moderate inflation, and a reduction in global trade tensions. We remain vigilant in monitoring these risks, but international stocks seem to be cheap relative to U.S. stocks.

Average Annual Total Returns as of June 30, 2018
	International Fund	MSCI ACWI ex US Index
Six Months	-2.16%	-3.77%
One Year	6.91%	6.68%
Three Years	2.96%	4.98%
Five Years	5.15%	5.99%
Since Inception*	8.05%	8.86%

Asset Allocation by Country as of June 30, 2018
Japan	17.66%	Hong Kong	2.88%
United Kingdom	13.06%	Sweden	2.65%
Other*	9.37%	Taiwan	2.43%
China	8.15%	South Korea	2.35%
Germany	7.91%	Netherlands	2.00%
Canada	6.97%	South Africa	1.96%
France	6.22%	Russia	1.69%
Switzerland	6.02%	Norway	1.67%
Australia	5.34%	Mexico	1.67%
*	Countries in “Other” category include: India, Brazil, Denmark, Spain, Singapore, Israel, Italy, Chile, Belgium, Phillipines.

*	Fund Inception was December 8, 2008.

Long-term capital growth is the objective of the Johnson International Fund, and the primary assets are equity securities of foreign companies traded on U.S. exchanges and ADRs (American Depository Receipts). The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas neither Index incurs fees nor expenses. A shareholder cannot invest directly in the MSCI ACWI ex US Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The MSCI ACWI ex US Index is the primary benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON FIXED INCOME FUND
Performance Review – June 30, 2018 Unaudited

The Johnson Fixed Income Fund provided a total return of -1.73% in the first half of 2018, trailing the Bloomberg Barclays Capital Aggregate Index’s -1.62% return.

Bond yields began the year at somewhat low levels, and the Fund maintained a shorter duration relative to its benchmark as a result. Solid domestic economic growth and steady inflation enabled the Federal Reserve to continue tightening monetary policy. The Fed enacted two additional 25 basis point rate hikes and continued with its well telegraphed plan to slow the amount of securities it would reinvest from its balance sheet. This caused the short end of the yield curve to move sharply higher. Longer dated interest rates rose as well, but at a much more modest pace. The Fund’s overweight position to longer dated bonds was helpful relative to its benchmark.

Credit spreads began the year at tight levels after narrowing consistently throughout 2017. Spreads began to widen in February because the market grew increasingly concerned over the President’s threat to enact significant new tariffs. Sector performance was evenly distributed across industrials, utilities, and financials. Intermediate credit spreads widened less than longer dated credit spreads and the Fund benefited from its underweight position in long maturity corporate bonds. While the Fund’s overweight position to corporate bonds was a headwind to performance relative to its benchmark so far this year, its focus on high quality credits with lower spread volatility was helpful. More than half of the Fund’s bond allocation consists of investment-grade rated corporate securities, which is greater than the Fund’s benchmark index and is a key reason why the yield is traditionally higher in the Fund. Over time, this yield advantage is critical to the Fund’s ability to outperform its benchmark. It can also be a helpful strategy to protect against rising interest rates.

Looking forward into the second half of the year we expect the Fed will likely continue to tighten monetary policy. Economic growth should continue to remain anchored by last year’s fiscal stimulus package. Corporate tax cuts have incentivized businesses to spend on capital investment which has caused manufacturing activity to accelerate. The consumer should continue to benefit from lower tax burdens, rising wages and solid job creation. The economic optimism may be somewhat offset by uncertainty related to trade policy. Overall, the economic backdrop should continue to support credit spreads, though the amount of tightening from current levels is likely to be somewhat limited. The Fund’s duration is neutral to that of its benchmark, but the addition of securities such as floating rate and step-up coupon bonds will help serve as a cushion to rising rates. Inflation expectations remain below historical averages, and the Fund’s position in Treasury Inflation Protected Securities will benefit as inflation rebounds. Finally, we anticipate continued upward pressure on short term bond yields, leading to a slightly muted total return outlook. However, the potential move upward should provide an opportunity to enhance the Fund’s yield over time.

Average Annual Total Returns as of June 30, 2018
	Fixed Income Fund	Bloomberg Barclays Capital Aggregate Index
Six Months	-1.73%	-1.62%
One Year	-0.77%	-0.54%
Three Years	1.60%	1.73%
Five Years	2.24%	2.27%
Ten Years	3.72%	3.73%

A high level of income over the long term consistent with preservation of capital is the objective of the Johnson Fixed Income Fund, and the primary assets are investment-grade fixed income securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the Barclays Capital Aggregate Index. The Barclays Capital Aggregate Index is the benchmark. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON MUNICIPAL INCOME FUND
Performance Review – June 30, 2018 Unaudited

The Johnson Municipal Income Fund provided a total return of -0.62% in the first half of 2018, trailing the Bloomberg Barclays 5-Year General Obligation Municipal Index’s +0.29% return.

After falling during 2017, municipal bond yields rose during the first half of 2018, leading to the Fund’s negative year-to-date return. The Fund’s laddered maturity structure detracted from performance as bond yields rose the most on longer maturities, leading to underperformance versus the Fund’s benchmark. While the benchmark is comprised solely of 4–6 year maturity securities, the Fund is constructed with a more diverse maturity profile of bonds primarily due within 1 to 15 years.

New issue supply of municipal securities has declined during 2018 after restrictions against “advance refundings,” a type of municipal refinancing, took effect as part of the tax reform package passed in December. Despite the passage of tax reform toward the end of 2017, demand for municipal securities has remained strong as safety, stability and tax-free income continue to appeal to a broad set of investors. In addition, new limits to state and local income tax deductions have boosted demand from high-income investors, particularly those who reside in high-tax locations. Growth in tax revenues for many municipalities has moderated, but the majority of states and local governments continue to report healthy revenue from income, sales and property tax collections. In addition, the broader tax base adopted under tax reform should positively impact state budgets near-term. Defaults in the municipal sector have remained very low on an absolute basis despite headlines surrounding fiscal challenges in a few municipalities. We continue to expect lower quality issuers, primarily in a handful of states such as New Jersey, Illinois and particularly the territory of Puerto Rico, to face financial pressure. The Fund avoids such securities maintaining a strict focus on high quality municipal issuers. Approximately 65% of the Fund holds securities rated AA or higher. Furthermore, the Fund is diversified by issuer, sector and state with approximately 23% of its assets in states other than Ohio.

Looking forward into the second half of the year we expect the Fed will likely continue to tighten monetary policy. Economic growth should continue to remain anchored by last year’s fiscal stimulus package. Corporate tax cuts have incentivized businesses to spend on capital investment which has caused manufacturing activity to accelerate. The consumer should continue to benefit from lower tax burdens, rising wages and solid job creation. The economic optimism may be somewhat offset by uncertainty related to trade policy. Although lower tax rates can reduce demand for municipal bonds, investors have historically shown greater interest in municipal bonds at higher rates. Finally, we anticipate modest upward pressure on intermediate bond yields, leading to a muted total return outlook. However, the potential move upward should provide an opportunity to enhance the Fund’s yield over time.

Average Annual Total Returns as of June 30, 2018
	Municipal Income Fund	Bloomberg Barclays Capital 5 Year G.O. Municipal Bond Index
Six Months	-0.62%	0.29%
One Year	0.19%	0.15%
Three Years	1.58%	1.50%
Five Years	2.22%	1.93%
Ten Years	3.20%	3.27%

As rated by either Standard & Poor’s or Moody’s Rating Agencies.

A high level of federally tax-free income over the long term consistent with preservation of capital is the objective of the Johnson Municipal Income Fund, and the primary assets are intermediate term Ohio municipal bonds. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the Barclays Capital Five Year General Obligation Municipal Bond Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

EQUITY INCOME FUND
Portfolio of Investments as of June 30, 2018 – Unaudited

Common Stocks	Shares	Fair Value
Comcast Corp. – Class A	78,000	$2,559,180
Hasbro Inc.	62,400	5,760,144
Starbucks Corp.	138,700	6,775,495
TJX Companies Inc.	56,570	5,384,333
7.8% – Total For Consumer Discretionary		$20,479,152
Coca Cola Co.	118,020	5,176,357
Hersey Company	55,900	5,202,054
Ingredion Inc.	37,500	4,151,250
J. M. Smuckers Co.	62,500	6,717,500
Procter & Gamble Co.	130,690	10,201,661
Wal – Mart Stores Inc.	61,310	5,251,202
14.0% – Total For Consumer Staples		$36,700,024
Chevron Corp.	43,575	5,509,187
Royal Dutch Shell PLC, Class B ADR	113,600	8,253,040
Schlumberger Ltd.	73,555	4,930,392
7.0% – Total For Energy		$18,692,619
American Express Co.	77,166	7,562,268
Axis Capital Holdings Inc.	94,950	5,281,119
Bank of America Corp.	243,725	6,870,608
Chubb Ltd.	39,125	4,969,657
Iberiabank Corp.	92,710	7,027,418
Invesco Ltd.	69,685	1,850,834
Marsh & McLennan Companies Inc.	65,300	5,352,641
S&P Global Inc.	15,590	3,178,645
16.1% – Total For Financial Services		$42,093,190
Abbott Laboratories	127,800	7,794,522
CVS Health Corp.	102,525	6,597,484
Danaher Corp.	52,430	5,173,792
Medtronic PLC	95,870	8,207,431
Zimmer Biomet Holdings	64,700	7,210,168
Zoetis Inc.	60,654	5,167,114
15.3% – Total For Health Care		$40,150,511
Carlisle Companies Inc.	48,840	5,289,860
Hubbell Inc.	74,700	7,898,778
Paccar Inc.	79,540	4,928,299
Union Pacific Corp.	41,960	5,944,893
Waste Management Inc.	62,700	5,100,018
11.1% – Total For Industrials		$29,161,848

Common Stocks	Shares	Fair Value
Accenture PLC – Class A	15,420	$2,522,558
Alphabet Inc. – Class A*	6,670	7,531,697
Alphabet Inc. – Class C*	979	1,092,221
Apple Inc.	42,040	7,782,024
Automatic Data Processing Inc.	45,250	6,069,835
Cognizant Technology Solutions Corp.*	31,620	2,497,664
Fidelity National Information Services	49,700	5,269,691
Mastercard Inc. – Class A	27,250	5,355,170
Microsoft Corp.	58,360	5,754,880
Oracle Corp.	156,210	6,882,613
19.4% – Total For Information Technology		$50,758,353
Sherwin – Williams Co.	20,620	8,404,093
3.2% – Total For Materials		$8,404,093
Realty Income Corp.	49,700	2,673,363
1.0% – Total For Real Estate		$2,673,363
AT&T Inc.	112,540	3,613,659
1.4% – Total For Telecommunication Services		$3,613,659
Alliant Energy Corp.	140,000	5,924,800
2.3% – Total For Utilities		$5,924,800
Total Common Stocks 98.6%		$258,651,612
(Identified Cost $219,209,558)
Cash Equivalents
First American Government Obligation Fund, Class Z**	3,415,927	3,415,927
Total Cash Equivalents 1.3%		$3,415,927
(Identified Cost $3,415,927)
Total Portfolio Value 99.9%		$262,067,539
(Identified Cost $222,625,485)
Other Assets in Excess of Liabilities 0.1%		$171,793
Total Net Assets 100.0%		$262,239,332
*	Non – income producing security.
**	Variable Rate Security; as of June 30, 2018, the 7 day annualized yield was 1.76%.

ADR – American Depositary Receipt

PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

OPPORTUNITY FUND
Portfolio of Investments as of June 30, 2018 – Unaudited

Common Stocks	Shares	Fair Value
Burlington Stores Inc.	7,800	$1,174,134
Carter’s Inc.	12,800	1,387,392
Cooper-Standard Holdings	8,300	1,084,561
Culp Inc.	32,767	804,430
Gentex Corp.	40,000	920,800
Hanesbrands Inc.	39,000	858,780
Hasbro Inc.	12,200	1,126,182
Lithia Motors Inc.	8,800	832,216
LKQ Corp.*	27,000	861,300
Monro Inc.	20,900	1,214,290
Petmed Express Inc.	15,000	660,750
Steven Madden Ltd.*	19,100	1,014,210
Strum Ruger & Co.	16,500	924,000
Thor Industries Inc.	9,900	964,161
16.0% – Total For Consumer Discretionary		$13,827,206
Church & Dwight Co. Inc.	26,800	1,424,688
Ingredion Inc.	7,300	808,110
J. M. Smuckers Co.	10,300	1,107,044
Spectrum Brands Holdings Corp.	13,000	1,061,060
5.1% – Total For Consumer Staples		$4,400,902
Delek US Holdings Inc.	12,700	637,159
Hollyfrontier Corp.	9,000	615,870
World Fuel Services Corp.	50,000	1,020,500
2.6% – Total For Energy		$2,273,529
Assurant Inc.	6,000	620,940
Axis Capital Holdings Ltd.	22,000	1,223,640
Bar Harbor Bancshares	40,760	1,234,620
Berkshire Hills Bancorp Inc.	30,400	1,234,240
Bryn Mawr Bank Corp.	18,000	833,400
Diamond Hill Investment Group Inc.	4,900	952,707
East West Bancorp Inc.	12,000	782,400
Everest Re Group Ltd.	5,000	1,152,400
Farmers National Banc	65,400	1,043,130
First Interstate Bancsystem Inc.	18,000	759,600
Iberiabank Corp.	16,000	1,212,800
Invesco Ltd.	42,700	1,134,112
MidWestOne Financial Group	35,410	1,196,150
Reinsurance Group of America Inc.	7,600	1,014,448
Signature Bank	8,900	1,138,132
Westwood Holdings Group Inc.	12,600	750,204
18.9% – Total For Financial Services		$16,282,923

Common Stocks	Shares	Fair Value
Align Technology Inc.*	2,600	$889,564
Inogen Inc.	4,500	838,485
Lemaitre Vascular Inc.	40,000	1,339,200
Mimedx Group Inc.	36,000	230,040
Prestige Brands Holdings Inc.*	31,000	1,189,780
United Therapeutics Corp.*	7,300	825,995
Universal Health Services Inc. – Class B	10,100	1,125,544
Veeva Systems Inc. – Class A	14,300	1,099,098
8.7% – Total For Health Care		$7,537,706
Alamo Group Inc.	10,000	903,600
American Woodmark Corp.*	9,000	823,950
Barnes Group Inc.	16,600	977,740
Carlisle Coompanies Inc.	12,900	1,397,199
Continental Building Products	40,300	1,271,465
Deluxe Corp.	17,800	1,178,538
Gorman – Rupp Co.	19,487	682,045
Hillenbrand Inc.	25,200	1,188,180
Hubbell Inc.	10,000	1,057,400
ICF International Inc.	15,000	1,065,750
Quanta Services Inc.*	23,300	778,220
Regal Beloit Corp.	15,100	1,235,180
Snap – On Inc.	8,800	1,414,336
Standex International Inc.	14,100	1,441,020
17.9% – Total For Industrials		$15,414,623
Amdocs Ltd.	20,300	1,343,657
Blackbaud Inc.	11,000	1,126,950
CACI International Inc.	7,300	1,230,415
Constellation Software	1,200	927,780
Flir Systems Inc.	18,800	977,036
Manhattan Associates Inc.	21,900	1,029,519
Perficient Inc.*	33,000	870,210
Ultimate Software Group Inc.*	1,700	437,427
Tyler Technologties Inc.	4,800	1,066,080
Worldpay Inc.	11,700	956,826
11.5% – Total For Information Technology		$9,965,900
AptarGroup Inc.	8,200	765,716
Avery Dennison Corp.	10,300	1,051,630
Packaging Corp. of America	8,300	927,857
RPM International Inc.	23,900	1,393,848
Sensient Technologies	7,500	536,625
Westlake Chemical Corp.	11,000	1,183,930
6.8% – Total For Materials		$5,859,606

The accompanying notes are an integral part of these financial statements.

OPPORTUNITY FUND
Portfolio of Investments as of June 30, 2018 – Unaudited

Common Stocks	Shares	Fair Value
Alexandria Real Estate Equities Inc.	8,900	$1,122,913
Apartment Investment & Management Co.	32,200	1,362,060
Extra Space Storage Inc.	11,900	1,187,739
National Retail Properties Inc.	23,500	1,033,060
Realty Income Corp.	21,800	1,172,622
6.8% – Total For Real Estate		$5,878,394
Alliant Energy Corp.	26,800	1,134,176
Atmos Energy Corp.	14,400	1,298,016
2.8% – Total For Utilities		$2,432,192
Total Common Stocks 97.1%		$83,872,981
(Identified Cost $72,910,814)
Cash Equivalents
First American Government Obligation Fund, Class Z**	3,109,215	3,109,215
Total Cash Equivalents 3.6%		$3,109,215
(Identified Cost $3,109,215)
Total Portfolio Value 100.7%		$86,982,196
(Identified Cost $76,020,029)
Liabilities in Excess of Other Assets (0.7)%		$(585,528)
Total Net Assets 100.0%		$86,396,668
*	Non – income producing security.
**	Variable Rate Security; as of June 30, 2018, the 7 day annualized yield was 1.76%.

ADR – American Depositary Receipt

PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

REALTY FUND
Portfolio of Investments as of June 30, 2018 – Unaudited

Real Estate Investment Trusts (REITs)	Shares	Fair Value
American Campus Communities Inc.	1,600	$68,608
Apartment Investment & Management Co.	2,624	110,995
Avalonbay Communities Inc.	1,809	310,949
Camden Property Trust	1,200	109,356
Equity LifeStyle Properties Inc.	1,500	137,850
Equity Residential	5,000	318,450
Essex Property Trust Inc.	865	206,796
Macerich Co.	2,192	124,571
Simon Property Group Inc.	4,279	728,243
Taubman Centers Inc.	800	47,008
Urban Edge Properties	1,530	34,991
20.2% – Total For Residential		$2,197,817
American Tower Corp.	5,839	841,809
Brandywine Realty Trust	3,000	50,640
Cousins Properties Inc.	3,500	33,915
Equinix Inc.	600	257,934
Douglas Emmett Inc.	2,500	100,450
Kimco Realty Corp.	5,667	96,282
Mid – America Apartment Communities Inc.	2,233	224,796
LTC Properties Inc.	650	27,781
Realty Income Corp.	3,569	191,977
Quality Care Properties*	1,300	27,963
Universal Health Realty Income Trust	300	19,194
Ventas Inc.	4,700	267,665
19.7% – Total For Diversified		$2,140,406
Highwoods Properties Inc.	1,700	86,241
Host Hotels & Resorts Inc.	10,354	218,159
Lexington Realty Trust	3,500	30,555
National Retail Properties Inc.	2,250	98,910
Piedmont Office Realty Trust Inc.	3,500	69,755
Regency Centers Corp.	2,095	130,058
Vornado Realty Trust	2,561	189,309
Welltower Inc.	4,750	297,778
HCP Inc.	6,500	167,830
11.9% – Total For Health Care Facilities		$1,288,595

Real Estate Investment Trusts (REITs)	Shares	Fair Value
Diamondrock Hospitality Co.	4,000	$49,120
JBG Smith Properties	1,280	46,682
Liberty Property Trust	2,661	117,962
Prologis Inc.	7,306	479,931
Retail Properties of America	3,500	44,730
RL Lodging Trust	2,500	55,125
7.3% – Total For Hotels/Motels		$793,550
Alexandria Real Estate Equities Inc.	1,000	126,170
Boston Properties Inc.	2,020	253,348
CoreSite Realty Corp.	500	55,410
Omega Healthcare Investors Inc.	2,500	77,500
Digital Realty Trust Inc.	3,281	366,094
Duke Realty Corp.	5,000	145,150
Equity Commonwealth*	1,700	53,550
Hospitality Properties Trust	2,100	60,081
LaSalle Hotel Properties	1,500	51,345
Life Storage Inc.	450	43,789
Mack – Cali Realty Corp.	1,500	30,420
Pebblebrook Hotel Trust	1,200	46,560
12.0% – Total For Office		$1,309,417
CubeSmart	2,500	80,550
DCT Industrial Trust Inc.	1,375	91,754
EastGroup Properties Inc.	600	57,336
Extra Space Storage Inc.	1,750	174,667
First Industrial Realty Trust Inc.	1,675	55,844
Public Storage	2,400	544,464
PS Business Parks Inc.	500	64,250
9.8% – Total For Industrial		$1,068,865
Acadia Realty Trust	1,000	27,370
Alexander’s Inc.	100	38,263
DDR Corp.	2,027	36,283
EPR Properties	1,000	64,790
Federal Realty Investment Trust	1,000	126,550
General Growth Properties Inc.	12,200	249,246
Healthcare Realty Trust Inc.	1,500	43,620
Kilroy Realty Corp.	1,545	116,864
Medical Properties Trust Inc.	2,800	39,312
Corporate Office Properties Trust	2,000	57,980

The accompanying notes are an integral part of these financial statements.

REALTY FUND
Portfolio of Investments as of June 30, 2018 – Unaudited

Real Estate Investment Trusts (REITs)	Shares	Fair Value
Ryman Hospitality Properties	1,000	$83,150
Sun Communities Inc.	650	63,622
Senior Housing Properties Trust	2,000	36,180
SL Green Realty Corp.	1,500	150,795
Tanger Factory Outlet Centers Inc.	2,000	46,980
UDR Inc.	3,807	142,915
Washington Real Estate Investment Trust	1,500	45,495
Weingarten Realty Investors	2,500	77,025
Washington Prime Group Inc.	3,353	27,193
13.5% – Total For Retail		$1,473,633
Rayonier Inc.	2,000	77,380
Weyerhaeuser Co.	10,700	390,122
4.3% – Total For Lumber, Wood Products		$467,502
Total REITs 98.7%		$10,739,785
(Identified Cost $5,377,073)
Cash Equivalents
First American Government Obligation Fund, Class Z**	113,748	113,748
Total Cash Equivalents 1.0%		$113,748
(Identified Cost $113,748)
Total Portfolio Value 99.7%		$10,853,533
(Identified Cost $5,490,821)
Other Assets in Excess of Liabilities 0.3%		$27,946
Total Net Assets 100.0%		$10,881,479
*	Non-income producing security.
**	Variable Rate Security; as of June 30, 2018, the 7 day annualized yield was 1.76%.

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND
Portfolio of Investments as of June 30, 2018 – Unaudited

Common Stocks	Shares	Fair Value
Adidas AG ADR	2,000	$218,000
Bridgestone ADR	4,400	85,866
CIE Financiere Richemont AG ADR	22,000	185,240
Compass Group PLC ADR	6,500	140,725
Daimler AG	1,200	77,040
Honda Motor Co. Ltd. ADR	3,500	102,445
Magna International Inc.	3,000	174,390
Publicis Groupe SA ADR	7,800	133,848
RTL Group SA ADR	15,000	96,000
Sky PLC ADR	4,500	354,960
Sony Corp. ADR	3,800	194,788
Tata Motors Ltd. ADR	3,425	66,959
Toyota Motor Corp. ADR	2,500	322,025
WPP PLC ADR	1,800	141,444
12.5% – Total For Consumer Discretionary		$2,293,730
Coca-Cola Amatil Ltd. ADR	10,860	73,902
Danone ADR	6,184	90,163
Essity AB ADR	5,300	130,778
L’Oreal ADR	2,800	137,732
Nestle SA ADR	3,600	278,748
Reckitt Benckiser Group PLC ADR	5,900	97,438
Shoprite Holdings Ltd. ADR	15,500	248,078
Svenska Cellulosa Aktiebolaget ADR	11,100	120,082
Unilever NV ADR	2,500	139,300
Unilever PLC ADR	3,000	165,840
Wal – Mart De Mexico SAB de CV ADR	12,000	316,800
9.8% – Total For Consumer Staples		$1,798,861
BP PLC ADR	2,298	104,927
CNOOC Ltd. ADR	900	154,116
Equinor ASA ADR	4,000	105,640
Lukoil Corp. ADR	4,700	323,971
Royal Dutch Shell PLC, Class B ADR	2,600	188,890
Sasol Ltd. ADR	2,800	102,312
Suncor Energy Inc.	3,200	130,176
Technip FMC PLC	3,100	98,394
Total SA ADR	2,352	142,437
Woodside Petroleum ADR	5,200	137,332
8.1% – Total For Energy		$1,488,195

Common Stocks	Shares	Fair Value
Admiral Group PLC ADR	6,400	$159,872
Allianz SE ADR	7,900	161,792
Australia and New Zealand Banking Group Ltd. ADR	3,200	67,184
Banco Bradesco ADR	22,741	156,003
Banco Santander SA ADR	17,974	95,981
Bank of Montreal	1,240	95,802
Barclays PLC ADR	15,000	150,450
BNP Paribas ADR	4,000	123,040
China Construction Bank ADR	5,300	97,070
Credit Suisse Group ADR	3,777	56,202
Deutsche Boerse AG ADR	7,000	92,820
ICICI Bank Ltd. ADR	9,680	77,730
Industrial and Commercial Bank Of China Ltd. ADR	19,600	291,158
Itau Unibanco Holding SA ADR	7,700	79,926
KB Financial Group Inc. ADR	2,400	111,552
Legal and General Group PLC	5,000	88,900
Lend Lease Group ADR	7,000	103,320
Manulife Financial Corp.	4,420	79,427
Mitsubishi UFJ Financial Group Inc. ADR	29,000	163,850
Mizuho Financial Group Inc. ADR	25,000	84,750
National Australia Bank	8,700	88,088
Orix Corp. ADR	2,450	193,574
Royal Bank of Canada	1,000	75,300
Sumitomo Mitsui Financial Group Inc. ADR	37,000	287,490
Tokio Marine Holdings Inc. ADR	7,000	330,260
Toronto Dominion Bank	1,400	81,004
United Overseas Bank Ltd. ADR	1,900	74,917
Westpac Banking Corp. Ltd. ADR	7,250	157,180
Zurich Insurance Group Ltd. ADR	3,240	95,629
20.3% – Total For Financial Services		$3,720,271
Astellas Pharma Inc. ADR	23,000	348,680
Bayer AG ADR	5,200	143,416
Dr. Reddy’s Laboratories Ltd. ADR	3,340	107,548
Novartis AG ADR	2,480	187,339
Novo Nordisk AS	5,200	239,824
Roche Holdings Ltd. ADR	8,400	232,092
Shire PLC ADR	1,200	202,560
Taro Pharmaceuticals Ltd.*	800	92,552
Teva Pharmaceuticals ADR	2,400	58,368
8.8% – Total For Health Care		$1,612,379

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND
Portfolio of Investments as of June 30, 2018 – Unaudited

Common Stocks	Shares	Fair Value
ABB Ltd. ADR	2,900	$63,133
Atlas Copco AB ADR	5,400	212,058
BAE Systems PLC ADR	1,600	55,392
Bunzl PLC ADR	5,600	171,472
Canadian National Railway Co.	1,400	114,450
CK Hutchison Holdings Ltd. ADR	8,000	84,480
Fanuc Corp. ADR	4,000	79,320
Itochu Corp. ADR	3,700	133,570
Keppel Corp. Ltd. ADR	7,900	82,634
Komatsu Ltd. ADR	4,000	113,900
Mitsui & Co., Ltd. ADR	300	99,876
Schneider Electric SE ADR	10,000	166,050
Sensata Technologies Holding NV*	4,300	204,594
Siemens AG ADR	1,800	118,593
9.3% – Total For Industrials		$1,699,522
Alibaba Group Holdings ADR*	1,300	241,189
Baidu Inc. ADR*	400	97,200
Cap Gemini SA ADR	4,000	107,184
CGI Group Inc.*	5,100	322,932
Lenovo Group Ltd. ADR	15,000	162,225
Open Text Corp.	5,000	175,950
SAP SE ADR	3,100	358,546
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	8,000	292,480
Tencent Holdings Ltd. ADR	6,500	326,625
United Microelectronics ADR	44,930	126,703
12.1% – Total For Information Technology		$2,211,034
Air Liquide SA ADR	4,154	103,954
BASF SE ADR	7,400	176,860
BHP Billiton Ltd. ADR	2,550	127,525
Newcrest Mining Ltd. ADR	15,000	243,075
Nitto Denko Corp. ADR	4,200	158,319
Posco ADR	1,400	103,768
Rio Tinto PLC ADR	1,570	87,104
5.5% – Total For Materials		$1,000,605
Sun Hung Kai Properties Ltd. ADR	17,500	266,437
1.5% – Total For Real Estate		$266,437

Common Stocks	Shares	Fair Value
BT Group PLC ADR	3,800	$54,948
China Mobile Ltd. ADR	5,000	221,950
Deutsche Telekom AG ADR	4,000	61,740
KDDI Corp. ADR	22,000	299,640
Nippon Telegraph and Telephone Corp. ADR	1,200	54,408
Orange ADR	7,500	125,025
PLDT Inc. ADR	3,600	84,168
SK Telecom Co. Ltd. ADR	3,400	79,288
SoftBank Group Corp. ADR	1,800	64,170
Telenor ASA ADR	9,600	196,896
6.8% – Total For Telecommunication Services		$1,242,233
Enel SpA ADR	21,100	115,839
Enel Americas SA ADR	12,000	105,720
Iberdrola SA ADR	3,578	110,274
Korea Electric Power Corp. ADR	7,800	111,852
National Grid PLC ADR	1,600	89,360
SSE PLC ADR	4,000	72,260
3.3% – Total For Utilities		$605,305
Total Common Stocks 98.0%		$17,938,572
(Identified Cost $14,475,855)
Cash Equivalents
First American Government Obligation Fund, Class Z**	316,740	316,740
Total Cash Equivalents 1.7%		$316,740
(Identified Cost $316,740)
Total Portfolio Value 99.7%		$18,255,312
(Identified Cost $14,792,595)
Other Assets in Excess of Liabilities 0.3%		$57,783
Total Net Assets 100.0%		$18,313,095
*	Non-income producing security.
**	Variable Rate Security; as of June 30, 2018, the 7 day annualized yield was 1.76%.

ADR – American Depositary Receipt

PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of June 30, 2018 – Unaudited

Fixed Income Securities – Bonds	Face Value	Fair Value
Corporate Bonds:
Ace INA Holdings, 2.875% Due 11/03/2022	2,375,000	$2,333,520
AON PLC, 3.500% Due 06/14/2024	3,320,000	3,229,468
AON PLC, 4.000% Due 11/27/2023	3,285,000	3,324,511
American Express Co., 3.000% Due 10/30/2024	6,000,000	5,724,900
Bank of America Corp., 3.248% Due 10/21/2027	9,000,000	8,387,733
BB&T Corp., 3.950% Due 03/22/2022	4,919,000	4,993,464
BB&T Corp., 5.250% Due 11/01/2019	2,617,000	2,688,814
Chubb INA Holdings Inc., 2.300% Due 11/03/2020	7,793,000	7,654,320
Fifth Third Bancorp, 4.300% Due 01/16/2024	7,999,000	8,104,860
Huntington Bancshares, 2.300% Due 01/14/2022	2,290,000	2,199,118
Huntington Bancshares, 3.150% Due 03/14/2021	4,280,000	4,256,032
JP Morgan Chase & Co., 3.875% Due 09/10/2024	7,000,000	6,935,083
Keycorp, 4.100% Due 04/30/2028	7,300,000	7,241,939
Marsh & McLennan Co. Inc., 3.500% Due 06/03/2024	435,000	430,578
Marsh & McLennan Co. Inc., 4.800% Due 07/15/2021	3,955,000	4,112,285
Morgan Stanley, 2.625% Due 11/17/2021	6,000,000	5,824,825
Morgan Stanley, 5.500% Due 07/28/2021	1,500,000	1,587,276
PNC Financial Services, 3.900% Due 04/29/2024	3,640,000	3,646,368
MUFG Americas Holdings Corp., 2.250% Due 02/10/2020	4,000,000	3,940,529
MUFG Americas Holdings Corp., 3.500% Due 06/18/2022	3,924,000	3,913,560
National City Corp., 6.875% Due 05/15/2019	1,784,000	1,843,176
Prudential Financial Inc., 4.500% Due 11/15/2020	3,135,000	3,227,332
Prudential Financial Inc., 5.375% Due 06/21/2020	105,000	109,268
Suntrust Banks Inc., 4.000% Due 05/01/2025	7,000,000	7,033,357

Fixed Income Securities – Bonds	Face Value	Fair Value
US Bancorp, 3.100% Due 04/27/2026	4,000,000	$3,772,732
US Bancorp, 3.600% Due 09/11/2024	4,980,000	4,919,643
Wells Fargo & Co., 4.300% Due 07/22/2027	3,600,000	3,547,752
Wells Fargo & Co., 5.606% Due 01/15/2044	5,500,000	5,917,155
24.4% – Total For Corporate Bonds: Bank and Finance		$120,899,598
AT&T Inc., 3.400% Due 05/15/2025	7,000,000	6,564,174
Burlington Northern Santa Fe, 3.600% Due 09/01/2020	1,787,000	1,806,244
Burlington Northern Santa Fe, 4.700% Due 10/01/2019	475,000	485,745
CVS Health Corp., 3.875% Due 07/20/2025	7,000,000	6,782,537
Eaton Corp., 2.750% Due 11/02/2022	3,166,000	3,073,873
General Electric Capital Corp. (3 month LIBOR + 1.000%)*, 3.339% Due 04/15/2023	7,275,000	7,320,469
General Electric Capital Corp. (3 month LIBOR + 1.000%)*, 3.341% Due 03/15/2023	2,180,000	2,205,289
Goodrich Corp., 4.875% Due 03/01/2020	1,025,000	1,052,504
Johnson Controls International PLC, 3.900% Due 02/14/2026	6,430,000	6,346,710
Johnson Controls International PLC, 5.000% Due 03/30/2020	1,595,000	1,640,850
Kroger Co. Senior, 3.500% Due 02/01/2026	7,000,000	6,655,564
Kroger Co. Senior, 4.000% Due 02/01/2024	595,000	596,358
Norfolk Southern Corp., 5.900% Due 06/15/2019	2,918,000	2,997,198
Target Corp., 2.500% Due 04/15/2026	5,500,000	5,053,612
Union Pacific Corp., 3.500% Due 06/08/2023	4,200,000	4,202,885
Union Pacific Corp., 7.875% Due 01/15/2019	500,000	512,821
Verizon Communications, 4.672% Due 03/15/2055	7,000,000	6,216,949
12.9% – Total For Corporate Bonds: Industrial		$63,513,782

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of June 30, 2018 – Unaudited

Fixed Income Securities – Bonds	Face Value	Fair Value
Berkshire Hathaway Energy Co., 3.500% Due 02/01/2025	1,500,000	$1,489,089
Berkshire Hathaway Energy Co., 3.750% Due 11/15/2023	8,429,000	8,530,815
Duke Energy Corp., 2.650% Due 09/01/2026	1,000,000	900,672
Duke Energy Corp., 3.550% Due 09/15/2021	6,860,000	6,888,126
Enterprise Products, 3.750% Due 02/15/2025	7,000,000	6,931,709
Eversource Energy, 2.500% Due 03/15/2021	1,665,000	1,631,008
Eversource Energy, 2.750% Due 03/15/2022	1,500,000	1,462,638
Eversource Energy Senior, 2.800% Due 05/01/2023	3,750,000	3,611,508
Eversource Energy Senior, 4.500% Due 11/15/2019	1,200,000	1,221,954
Georgia Power Co., 1.950% Due 12/01/2018	1,165,000	1,160,233
Georgia Power Co., 2.000% Due 03/30/2020	3,610,000	3,549,834
Georgia Power Co., 2.000% Due 09/08/2020	1,000,000	976,844
Georgia Power Co., 2.850% Due 05/15/2022	1,780,000	1,744,523
Georgia Power Co., 4.250% Due 12/01/2019	2,140,000	2,179,501
Interstate Power & Light, 3.250% Due 12/01/2024	5,120,000	4,990,517
Interstate Power & Light, 3.650% Due 09/01/2020	625,000	631,362
National Rural Utilities Collateral Trust, 10.375% Due 11/01/2018	2,005,000	2,056,333
National Rural Utilities Collateral Trust, 2.300% Due 11/01/2020	2,699,000	2,648,903
Virginia Electric & Power Co., 2.950% Due 01/15/2022	3,170,000	3,135,143
Virginia Electric & Power Co., 5.000% Due 06/30/2019	498,000	507,557
Xcel Energy Inc., 3.300% Due 06/01/2025	2,500,000	2,418,584
Xcel Energy Inc., 4.700% Due 05/15/2020	5,496,000	5,614,180
13.0% – Total For Corporate Bonds: Utilities		$64,281,033
50.3% Total Corporate Bonds		$248,694,413

Fixed Income Securities – Bonds	Face Value	Fair Value
United States Government Treasury Obligations
Treasury Bond, 2.500% Due 02/15/2045	20,500,000	$18,691,035
Treasury Inflation Protected Security, 1.000% Due 02/15/2046	4,229,040	4,355,519
Treasury Inflation Protected Security, 1.375% Due 02/15/2044	5,374,450	5,999,320
Treasury Note, 1.750% Due 11/30/2019	20,000,000	19,798,438
Treasury Note, 2.125% Due 11/30/2023	8,500,000	8,227,734
Treasury Note, 2.500% Due 05/15/2046	19,700,000	17,900,836
Treasury Note, 2.750% Due 08/15/2047	3,200,000	3,053,625
Treasury Note, 2.750% Due 08/15/2042	2,250,000	2,165,185
Treasury Note, 2.750% Due 11/15/2042	8,425,000	8,104,455
Treasury Note (TBill 13-week auction high rate + 0)*, 1.990% Due 01/31/2020	4,000,000	3,999,031
Treasury Note (TBill 13-week auction high rate + 0.033%)*, 2.023% Due 04/30/2020	4,000,000	3,999,286
19.4% – Total For United States Government Treasury Obligations		$96,294,464
United States Government Agency Obligations
FHLMC Step-up*, 1.875% Due 07/12/2021	5,000,000	4,892,910
FHLMC Step-up*, 1.875% Due 06/15/2022	6,000,000	5,878,848
FHLMC Step-up*, 1.950% Due 06/21/2022	9,000,000	8,849,070
FHLMC Step-up*, 2.000% Due 07/12/2022	3,445,000	3,392,216
FHLMC Step-up*, 2.000% Due 07/18/2022	8,355,000	8,196,288
FHLMC Step-up*, 3.000% Due 06/28/2023	5,000,000	5,000,140
FHLMC Step-up*, 2.000% Due 10/27/2022	3,500,000	3,434,190
FHLMC Step-up*, 2.000% Due 12/27/2022	4,000,000	3,981,472
8.8% – Total For United States Government Agency Obligations		$43,625,134

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of June 30, 2018 – Unaudited

Fixed Income Securities – Bonds	Face Value	Fair Value
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC 10/1 Hybrid ARM (12 month LIBOR + 1.860%)*, 3.306% Due 04/01/2042	1,720,655	$1,739,500
FHLMC Series 2877 Class AL, 5.000% Due 10/15/2024	281,550	292,344
FHLMC Series 2985 Class GE, 5.500% Due 06/15/2025	164,560	172,026
FHLMC Series 3109 Class ZN, 5.500% Due 02/15/2036	1,602,352	1,746,729
FHLMC Series 3592 Class BZ, 5.000% Due 10/15/2039	1,371,793	1,462,270
FHLMC Series 3946 Class LN, 3.500% Due 04/15/2041	436,594	437,102
FHLMC Series 4017 Class MA, 3.000% Due 03/15/2041	787,568	771,922
FHLMC Series 4105 Class PJ, 3.500% Due 06/15/2041	1,361,905	1,370,807
FHLMC Series 4180 Class ME, 2.500% Due 10/15/2042	2,556,832	2,487,980
FHLMC Series 4287 Class AB, 2.000% Due 12/15/2026	1,533,025	1,489,009
FHLMC Series 4517 Class PC, 2.500% Due 05/15/2044	3,183,319	3,077,058
FHLMC Series 4567 Class LA, 3.000% Due 08/15/2045	470,233	459,889
FHLMC Series 4582 Class PA, 3.000% Due 11/15/2045	3,398,199	3,340,117
FHLMC Series 4689 Class DA, 3.000% Due 07/15/2044	1,675,403	1,647,213
FHLMC Pool A89335, 5.000% Due 10/01/2039	173,360	185,289
FHLMC Pool C01005, 8.000% Due 06/01/2030	1,260	1,447
FHLMC Pool G06616, 4.500% Due 12/01/2035	561,354	586,738
FHLMC Pool G08068, 5.500% Due 07/01/2035	1,203,214	1,305,110
FHLMC Pool G13596, 4.000% Due 07/01/2024	1,039,798	1,068,963
FHLMC Pool G18642, 3.500% Due 04/01/2032	7,170,897	7,260,205
FHLMC Pool G18667, 3.500% Due 11/01/2032	3,277,517	3,318,293
FHLMC Pool 780439 (1 year US T-Note Yield Curve + 2.223%)*, 4.098% Due 04/01/2033	63,009	66,060

Fixed Income Securities – Bonds	Face Value	Fair Value
FNMA Series 2003-79 Class NJ, 5.000% Due 08/25/2023	585,347	$604,945
FNMA Series 2013-6 Class BC, 1.500% Due 12/25/2042	1,822,376	1,764,802
FNMA Series 2013-21 Class VA, 3.000% Due 07/25/2028	3,274,093	3,251,145
FNMA Series 2013-75 Class EG, 3.000% Due 02/25/2043	661,319	651,975
FNMA Series 2014-04 Class PC, 3.000% Due 02/25/2044	3,250,717	3,228,634
FNMA Series 2014-28 Class PA, 3.500% Due 02/25/2043	417,815	421,838
FNMA Series 2015-72 Class GB, 2.500% Due 12/25/2042	3,965,202	3,873,468
FNMA Series 2016-39 Class LA, 2.500% Due 03/25/2045	1,168,488	1,121,092
FNMA Series 2016-40 Class PA, 3.000% Due 07/25/2045	339,220	336,589
FNMA Series 2016-49 Class PA, 3.000% Due 09/25/2045	2,456,821	2,416,285
FNMA Series 2016-79 Class L, 2.500% Due 10/25/2044	1,606,509	1,549,533
FNMA Series 2017-30 Class G, 3.000% Due 07/25/2040	3,998,853	3,984,422
FNMA Series 2018-22 Class D, 3.250% Due 11/25/2042	4,604,929	4,591,367
FNMA Series 2018-25 Class P, 3.500% Due 03/25/2046	2,785,258	2,804,925
FNMA Pool 253300, 7.500% Due 05/01/2020	233	235
FNMA Pool 725027, 5.000% Due 11/01/2033	397,229	426,735
FNMA Pool 725704, 6.000% Due 08/01/2034	153,127	168,772
FNMA Pool 888223, 5.500% Due 01/01/2036	551,237	598,443
FNMA Pool 889185, 5.000% Due 12/01/2019	12,788	13,006
FNMA Pool 995112, 5.500% Due 07/01/2036	377,927	411,254
FNMA Pool AA4392, 4.000% Due 04/01/2039	1,233,381	1,266,518
FNMA Pool AL9309, 3.500% Due 10/01/2031	1,766,227	1,791,325
FNMA Pool MA0384, 5.000% Due 04/01/2030	1,100,050	1,166,298
FNMA Pool MA3337, 4.000% Due 04/01/2038	4,915,904	5,071,692

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of June 30, 2018 – Unaudited

Fixed Income Securities – Bonds	Face Value	Fair Value
GNMA Series 2009-124 Class L, 4.000% Due 11/20/2038	98,463	$99,174
GNMA II Pool 2658, 6.500% Due 10/20/2028	18,774	20,953
GNMA II Pool 2945, 7.500% Due 07/20/2030	3,290	3,684
GNMA II Pool 4187, 5.500% Due 07/20/2038	13,864	14,393
GNMA II Pool 4847, 4.000% Due 11/20/2025	291,212	299,567
GNMA Pool 780400, 7.000% Due 12/15/2025	2,284	2,527
GNMA Pool 780420, 7.500% Due 08/15/2026	1,329	1,462
15.4% – Total For Government Agency Obligations – Mortgage Backed Securities		$76,243,129
Taxable Municipal Bonds
Cincinnati Children’s Hospital Medical Center, 2.853% Due 11/15/2026	1,085,000	1,030,945
Florida Atlantic University Capital Improvement Revenue, 6.249% Due 07/01/2020	1,000,000	1,053,130
Florida Atlantic University Capital Improvement Revenue, 7.439% Due 07/01/2030	2,125,000	2,312,000
Florida Atlantic University Capital Improvement Revenue, 7.589% Due 07/01/2037	2,500,000	2,718,425
Kansas Development Finance Authority Revenue, 3.941% Due 04/15/2026	8,000,000	8,087,120
Kentucky Property and Buildings Commission Revenue, 6.164% Due 08/01/2023	1,000,000	1,084,350
Ohio Major New Infrastructure Revenue, 4.844% Due 12/15/2019	2,450,000	2,517,326
University of Cincinnati Ohio General Receipts Revenue, 5.616% Due 06/01/2025	930,000	995,649
University of Washington Revenue, 5.400% Due 06/01/2036	3,000,000	3,617,850
4.7% – Total For Taxable Municipal Bonds		$23,416,795
Total Fixed Income Securities – Bonds 98.6%		$488,273,935
(Identified Cost $494,695,071)

Preferred Stocks	Shares	Fair Value
Allstate Corp., 5.100% Due 01/15/2053	140,077	$3,643,403
Total Preferred Stocks 0.7%		$3,643,403
(Identified Cost $3,489,282)
Total Portfolio Value 99.3%		$491,917,338
(Identified Cost $498,184,353)
Other Assets in Excess of Liabilities 0.7%		$3,465,536
Total Net Assets 100%		$495,382,874
*	Variable Rate Security; the rate shown is as of June 30, 2018.

ARM – Adjustable Rate Mortgage

FHLMC – Federal Home Loan Mortgage Corp.

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2018 – Unaudited

Municipal Income Securities – Bonds	Face Value	Fair Value
Akron Ohio GO Limited, 4.000% Due 12/01/2025	650,000	$701,415
Akron Ohio GO Limited, 4.000% Due 12/01/2026	395,000	427,216
Akron Ohio GO Limited, 5.000% Due 12/01/2024	400,000	459,400
Brecksville Ohio GO Limited, 2.750% Due 06/06/2019	1,160,000	1,170,301
Cincinnati Ohio GO Unlimited, 4.000% Due 12/01/2032	1,000,000	1,076,340
Cincinnati Ohio GO Unlimited, 5.000% Due 12/01/2019	1,000,000	1,047,240
Cincinnati Ohio GO Unlimited, 5.250% Due 12/01/2029	200,000	234,014
Columbus Ohio GO Unlimited, 4.000% Due 04/01/2031	1,000,000	1,087,610
Coshocton Ohio GO Limited Bond Anticipation Notes, 3.000% Due 12/21/2019	400,000	403,272
Delaware Ohio GO Bond Anticipation Note, 3.000% Due 04/10/2019	1,000,000	1,009,610
Fairborn Ohio GO Limited, 1.750% Due 09/07/2018	425,000	424,979
Gahanna Ohio GO Limited, 4.000% Due 12/01/2021	420,000	449,135
Groveport Ohio GO Limited (AMBAC Insured), 3.500% Due 12/01/2023	185,000	191,190
Hurst Texas GO Limited, 4.000% Due 08/15/2031	335,000	356,008
Lakewood Ohio GO Limited, 4.000% Due 12/01/2028	840,000	907,855
Lakewood Ohio GO Limited, 4.000% Due 12/01/2029	300,000	322,380
Marysville Ohio GO Limited Bond Anticipation Notes, 1.750% Due 08/23/2018	500,000	499,985
Medina Ohio GO Limited, 2.000% Due 12/01/2020	165,000	165,388
Newport Kentucky GO Unlimited, 3.000% Due 05/01/2023	205,000	210,478
Pembroke Pines Florida GO Unlimited, 5.000% Due 09/01/2024	200,000	230,476
Shaker Heights Ohio GO Limited, 3.000% Due 05/30/2019	805,000	813,243

Municipal Income Securities – Bonds	Face Value	Fair Value
Pickerington Ohio GO Limited Bond Anticipation Note, 2.375% Due 02/07/2019	1,000,000	$1,003,040
Riversouth Ohio Authority Revenue, 4.000% Due 12/01/2031	700,000	736,673
Strongsville Ohio GO Limited, 4.000% Due 12/01/2030	350,000	375,546
Sycamore Township Ohio GO Limited, 3.000% Due 05/08/2019	750,000	756,660
Tiffin Ohio GO Unlimited, 3.000% Due 12/01/2018	420,000	422,516
Tiffin Ohio GO Unlimited, 3.000% Due 12/01/2020	225,000	230,483
10.7% – Total For General Obligation – City		$15,712,453
Butler County Ohio General Obligation Limited, 5.000% Due 12/01/2024	160,000	185,301
Franklin County Ohio GO Limited, 4.000% Due 12/01/2018	220,000	222,215
Hamilton County Ohio GO Limited, 5.000% Due 12/01/2028	500,000	596,830
Hamilton County Ohio Various Purpose GO Limited, 4.000% Due 12/01/2018	160,000	161,698
Knox County Ohio GO Limited, 4.000% Due 12/01/2025	460,000	497,343
Licking County Ohio GO Limited, 3.000% Due 12/01/2024	555,000	569,807
Lorain County Ohio GO Limited, 4.000% Due 12/01/2025	795,000	855,825
Lorain County Ohio GO Unlimited, 4.000% Due 12/01/2030	450,000	474,984
Lucas County Ohio GO Limited, 4.000% Due 10/01/2028	1,000,000	1,081,570
Mercer County Ohio GO Limited, 3.000% Due 11/01/2018	200,000	200,980
Ottawa County Ohio GO Limited, 4.000% Due 12/01/2021	295,000	313,954
Portage County Ohio GO Limited, 3.000% Due 12/01/2021	270,000	271,550
Preble County Ohio GO Limited Bond Anticipation, 1.200% Due 09/19/2018	250,000	249,655
Rowan County Kentucky GO Unlimited (AGM Insured), 4.000% Due 06/01/2024	390,000	419,730

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2018 – Unaudited

Municipal Income Securities – Bonds	Face Value	Fair Value
Summit County Ohio GO Limited, 4.000% Due 12/01/2023	300,000	$327,723
Warren County Ohio GO Limited Bond Anticipation, 1.625% Due 08/23/2018	500,000	499,995
4.7% – Total For General Obligation – County		$6,929,160
Ohio GO Limited, 3.000% Due 09/01/2026	1,385,000	1,416,897
Ohio GO Limited, 4.000% Due 03/01/2026	1,060,000	1,151,001
Ohio GO Unlimited, 3.125% Due 08/01/2019	235,000	238,964
Ohio GO Unlimited, 5.000% Due 08/01/2018	635,000	636,810
Ohio GO Unlimited, 5.000% Due 02/01/2019	500,000	510,170
Ohio GO Unlimited, 5.000% Due 09/15/2021	565,000	619,116
Ohio GO Unlimited, 5.000% Due 05/01/2019	1,000,000	1,028,670
Ohio GO Unlimited, 5.000% Due 09/01/2022	400,000	447,504
Ohio GO Unlimited Common Schools – Series C, 4.250% Due 09/15/2022	845,000	920,847
Ohio Infrastructure Improvement GO Unlimited, 5.000% Due 08/01/2022	500,000	558,450
Pennsylvania GO Unlimited, 4.000% Due 01/01/2030	500,000	523,100
Pennsylvania GO Unlimited, 5.000% Due 01/01/2024	375,000	422,029
Pennsylvania GO Unlimited, 5.000% Due 01/15/2027	1,000,000	1,150,390
6.5% – Total For General Obligation – State		$9,623,948
Arizona Board of Regents Revenue Arizona State University, 5.000% Due 08/01/2028	815,000	927,731
Arizona Board of Regents Revenue University of Arizona, 5.000% Due 06/01/2029	125,000	142,956
Bowling Green State University Ohio Revenue, 5.000% Due 06/01/2024	405,000	461,741
Bowling Green State University Ohio Revenue, 5.000% Due 06/01/2032	500,000	573,460

Municipal Income Securities – Bonds	Face Value	Fair Value
Colorado Board of Governors University Enterprise System Revenue, 5.000% Due 03/01/2027	225,000	$267,206
Colorado Higher Education Lease Financing Program Certificate of Participation, 5.000% Due 11/01/2025	290,000	336,574
Cuyahoga County Ohio Community College GO Unlimited, 4.000% Due 12/01/2033	400,000	424,212
Cuyahoga County Ohio Community College GO Unlimited, 5.000% Due 12/01/2027	400,000	468,548
Florida State Board of Governors Florida State University Mandatory Student Fee Revenue Series A, 4.000% Due 07/01/2018	600,000	600,000
Kent State University Ohio General Receipt Revenue, 4.000% Due 05/01/2022	255,000	272,628
Lake County Ohio Community College District GO Unlimited, 2.000% Due 12/01/2018	155,000	155,378
Lorain County Ohio Community College District General Receipts Revenue Bond, 3.000% Due 06/01/2020	190,000	193,903
Lorain County Ohio Community College District General Receipts Revenue Bond, 4.000% Due 12/01/2025	600,000	652,482
Miami University Ohio General Receipts Revenue, 4.000% Due 09/01/2023	1,040,000	1,096,191
Miami University Ohio General Receipts Revenue, 5.000% Due 09/01/2020	400,000	427,356
Miami University Ohio General Receipts Revenue, 5.000% Due 09/01/2020	100,000	106,751
Miami University Ohio Revenue, 4.000% Due 09/01/2027	300,000	316,575
Miami Valley Ohio Career Tech Center GO Unlimited, 4.000% Due 12/01/2024	1,000,000	1,099,530
Northern Kentucky University General Receipts Revenue, 3.000% Due 09/01/2021	210,000	215,099

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2018 – Unaudited

Municipal Income Securities – Bonds	Face Value	Fair Value
Ohio Higher Education Facilities Revenue – University of Dayton, 3.000% Due 12/01/2018	125,000	$125,780
Ohio Higher Education Facilities Revenue – University of Dayton, 5.000% Due 12/01/2018	155,000	157,232
Ohio Higher Education Facilities Revenue – University of Dayton*, 5.500% Due 12/01/2024	250,000	254,110
Ohio Higher Education Facilities Revenue – Xavier University, 4.500% Due 05/01/2036	1,000,000	1,039,410
Ohio State University General Receipts Revenue, 4.000% Due 06/01/2030	200,000	213,406
Ohio State University General Receipts Revenue**, 0.960% Due 06/01/2035	1,000,000	1,000,000
Ohio University General Receipts Revenue Bond, 5.000% Due 12/01/2019	135,000	141,300
Ohio University General Receipts Revenue Bond, 5.000% Due 12/01/2022	110,000	123,174
South Dakota Board of Regents Housing and Auxiliary Facilities System Revenue, 5.000% Due 04/01/2026	315,000	364,597
University of Akron Ohio General Receipts Revenue, 5.000% Due 01/01/2028	410,000	465,567
University of Akron Ohio General Receipts Revenue, 5.000% Due 01/01/2029	650,000	725,861
University of Akron Ohio General Receipts Revenue, 5.000% Due 01/01/2024	610,000	691,856
University of Akron Ohio General Receipts Revenue, 5.000% Due 01/01/2029	335,000	382,309
University of Akron Ohio General Receipts Revenue (AGM Insured), 5.000% Due 01/01/2022	350,000	366,705
University of Akron Ohio Revenue, 5.000% Due 01/01/2027	350,000	402,647
University of Cincinnati General Receipts Revenue, 4.000% Due 06/01/2036	250,000	258,915

Municipal Income Securities – Bonds	Face Value	Fair Value
University of Cincinnati General Receipts Revenue, 5.000% Due 06/01/2020	300,000	$318,066
University of Cincinnati General Receipts Revenue, 5.000% Due 06/01/2026	470,000	515,444
University of Cincinnati Ohio Receipts Revenue (Assured Guaranty Insured), 5.000% Due 06/01/2019	1,000,000	1,030,520
University of Toledo Revenue, 5.000% Due 06/01/2021	300,000	325,059
University of Toledo Revenue, 5.000% Due 06/01/2026	885,000	978,447
University of Toledo Revenue, 5.000% Due 06/01/2027	1,590,000	1,868,250
University of Toledo Revenue, 5.000% Due 06/01/2031	500,000	597,490
14.3% – Total For Higher Education		$21,084,466
Allegheny County Pennsylvania Hospital Development Authority Revenue – University of Pittsburgh Medical Center, 5.000% Due 10/15/2024	100,000	108,919
Allegheny County Pennsylvania Hospital Development Authority Revenue – University of Pittsburgh Medical Center, 6.000% Due 07/01/2027	250,000	313,220
Franklin County Ohio Hospital Revenue Nationwide Childrens, 4.000% Due 11/01/2036	800,000	824,600
Franklin County Ohio Hospital Revenue Nationwide Childrens, 5.000% Due 11/01/2032	500,000	582,145
Franklin County Ohio Hospital Revenue Nationwide Childrens – Series A*, 4.500% Due 11/01/2021	335,000	338,286
Franklin County Ohio Hospital Revenue Nationwide Childrens*, 5.000% Due 11/01/2024	500,000	522,030
Hamilton County Ohio Health Care Facilities Revenue – The Christ Hospital, 5.250% Due 06/01/2025	1,000,000	1,103,800
Hamilton County Ohio Health Care Facilities Revenue – The Christ Hospital Obligated Group, 5.250% Due 06/01/2027	1,000,000	1,100,660

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2018 – Unaudited

Municipal Income Securities – Bonds	Face Value	Fair Value
Hamilton County Ohio Hospital Facilities Revenue Cincinnati Children’s Hospital, 5.000% Due 05/15/2027	100,000	$113,210
Hamilton County Ohio Hospital Facilities Revenue Cincinnati Children’s Hospital, 5.000% Due 05/15/2028	1,715,000	1,936,578
Kentucky Economic Development Finance Authority Hospital Facilities Revenue – St. Elizabeth Medical Center*, 5.000% Due 05/01/2024	500,000	513,955
Monroeville Pennsylvania Finance Authority Revenue – University of Pittsburgh Medical Center, 5.000% Due 02/15/2027	300,000	352,218
Nashville and Davidson County Tennessee Vanderbilt University Medical Center, 5.000% Due 07/01/2031	430,000	486,480
Ohio Hospital Facilities Revenue – Cleveland Clinic, 5.000% Due 01/01/2020	170,000	178,192
Ohio Hospital Facilities Revenue – Cleveland Clinic*, 5.000% Due 01/01/2025	430,000	437,538
Pennsylvania Economic Development Financing Authority – University of Pittsburgh Medical Center Revenue, 5.000% Due 02/01/2025	450,000	515,520
Pennsylvania Economic Development Financing Authority – University of Pittsburgh Medical Center Revenue, 5.000% Due 02/01/2029	250,000	280,983
Pennsylvania State Higher Education Facility Bond – University of Pennsylvania Health System*, 5.250% Due 08/15/2026	500,000	551,405
7.0% – Total For Hospital/Health Bonds		$10,259,739
Columbus Ohio Metropolitan Library Special Obligation Revenue, 5.000% Due 12/01/2026	505,000	598,541
Columbus Ohio Metropolitan Library Special Obligation Revenue, 5.000% Due 12/01/2027	500,000	598,675

Municipal Income Securities – Bonds	Face Value	Fair Value
Franklin County Ohio Convention Facilities Authority Revenue, 5.000% Due 12/01/2022	500,000	$558,985
Hopkins County Kentucky Public Properties Corp. Judicial Center Project First Mortgage Revenue, 3.000% Due 06/01/2019	300,000	303,399
Huntsville Alabama Public Building Authority Revenue, 5.000% Due 10/01/2033	800,000	930,408
Mason Ohio Certificate of Participation – Community Center Project, 3.625% Due 12/01/2018	150,000	151,362
Newport Kentucky First Mortgage Court Facilities Project Revenue, 4.000% Due 10/01/2025	500,000	511,035
Newport Kentucky First Mortgage Court Facilities Project Revenue, 4.000% Due 10/01/2026	100,000	102,009
Ohio Capital Facilities Lease Appropriation – Parks & Recreational Improvement Revenue, 1.500% Due 08/01/2018	100,000	100,010
Ohio Capital Facilities Lease Appropriation Revenue, 5.000% Due 04/01/2020	520,000	549,359
Ohio Capital Facilities Lease Appropriation Revenue, 5.000% Due 04/01/2022	425,000	470,925
Ohio Capital Facilities Lease Appropriation Revenue*, 4.000% Due 04/01/2026	150,000	158,547
Ohio Capital Facilities Lease Appropriation Revenue*, 5.000% Due 04/01/2024	275,000	297,993
Ohio Cultural and Sports Facilities Project Revenue, 4.000% Due 10/01/2019	225,000	231,651
Ohio Parks and Recreation Capital Facilities Revenue, 5.000% Due 12/01/2020	1,000,000	1,076,140
Ohio Parks and Recreation Capital Facilities Revenue, 5.000% Due 02/01/2023	300,000	337,779
4.7% – Total For Revenue Bonds – Facility		$6,976,818
Anderson Indiana Sewage Works Revenue (AGM Insured), 4.000% Due 11/01/2026	300,000	328,902

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2018 – Unaudited

Municipal Income Securities – Bonds	Face Value	Fair Value
Arizona Water Infrastructure Finance Authority Revenue*, 5.000% Due 12/01/2021	500,000	$504,425
Cape Coral Florida Water & Sewer Revenue, 5.000% Due 10/01/2024	535,000	613,527
Central Ohio Solid Waste Authority GO Limited, 5.000% Due 12/01/2023	45,000	49,982
Central Ohio Solid Waste Authority GO Limited*, 5.000% Due 12/01/2023	10,000	11,107
Central Ohio Solid Waste Authority GO Limited*, 5.000% Due 12/01/2023	75,000	83,303
Clermont County Ohio Sewer System Revenue, 2.000% Due 08/01/2018	300,000	300,150
Evansville Indiana Waterworks District Revenue (BAM Insured), 4.000% Due 01/01/2029	400,000	426,088
Evansville Indiana Waterworks District Revenue (BAM Insured), 5.000% Due 01/01/2022	300,000	327,894
Hamilton Ohio Wastewater System Revenue (BAM Insured), 5.000% Due 10/01/2027	930,000	1,100,581
Lafayette Indiana Sewage Works Revenue, 5.000% Due 07/01/2022	150,000	166,523
Lima Ohio Sanitary Sewer Revenue, 5.000% Due 12/01/2024	200,000	221,020
Mt. Vernon Ohio Waterworks Revenue, 3.750% Due 12/01/2018	225,000	227,036
Northern Kentucky Water District Revenue, 5.000% Due 02/01/2023	1,000,000	1,125,930
Ohio Water Development Authority Revenue, 5.000% Due 12/01/2022	275,000	310,282
Ohio Water Development Authority Revenue, 4.000% Due 06/01/2030	500,000	556,650
Springboro Ohio Sewer System Revenue, 4.000% Due 06/01/2022	245,000	261,817
St. Charles County Missouri Public Water Supply Dist. 2 Certificates of Participation, 4.000% Due 12/01/2031	400,000	422,308

Municipal Income Securities – Bonds	Face Value	Fair Value
Toledo Ohio Water System Revenue, 5.000% Due 11/15/2025	255,000	$294,812
Toledo Ohio Waterworks Revenue, 4.000% Due 11/15/2022	365,000	393,945
Toledo Ohio Waterworks Revenue, 5.000% Due 11/15/2026	500,000	588,050
5.6% – Total For Revenue Bonds – Water & Sewer		$8,314,332
Akron Ohio Income Tax Revenue, 5.000% Due 12/01/2023	1,100,000	1,250,282
Akron Ohio Income Tax Revenue Community Learning Centers, 5.000% Due 12/01/2028	380,000	418,608
Aurora Colorado Certificates of Participation, 3.500% Due 12/01/2018	280,000	282,363
Cincinnati Ohio Economic Development Revenue (Baldwin 300 Project), 4.750% Due 11/01/2030	500,000	560,625
Cincinnati Ohio Economic Development Revenue (Baldwin 300 Project), 5.000% Due 11/01/2032	390,000	443,750
Cincinnati Ohio Economic Development Revenue U-Square-the-Loop Project, 3.500% Due 11/01/2024	110,000	113,346
Cincinnati Ohio Economic Development Revenue*, 4.200% Due 11/01/2019	150,000	151,376
Escambia County Florida Pollution Control Revenue (Gulf Power Company), 2.100% Due 07/01/2022	820,000	821,115
Hamilton County Ohio Economic Development King Highland Community Urban Redevelopment Corp. Revenue, 5.000% Due 06/01/2030	655,000	745,842
Humboldt County Nevada Polution Control Revenue (Sierra Pacific Power Co.), 1.250% Due 10/01/2029	300,000	298,101
Lorain County Ohio Sales Tax Revenue Bond Anticipation Notes, 1.750% Due 11/27/2018	500,000	500,115
Louisa Virginia Industrial Development Authority (Virginia Electric & Power Co.), 1.850% Due 11/01/2035	550,000	549,852

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2018 – Unaudited

Municipal Income Securities – Bonds	Face Value	Fair Value
Louisa Virginia Industrial Development Authority (Virginia Electric & Power Co.), 2.150% Due 11/01/2035	650,000	$649,721
Mason Ohio Certificate of Participation, 5.000% Due 12/01/2023	750,000	801,592
Mobile Alabama Industrial Development Board Pollution Control Revenue, 1.625% Due 07/15/2034	400,000	399,948
Monroe County Georgia Development Authority Pollution Control Revenue, 2.050% Due 07/01/2049	500,000	492,910
Montgomery County Ohio Transportation Improvement Special Obligation Revenue, 3.500% Due 12/01/2019	400,000	403,728
Ohio Major New State Infrastructure Project Revenue, 5.000% Due 12/15/2022	250,000	277,542
Ohio Major New State Infrastructure Project Revenue, 5.000% Due 12/15/2023	500,000	572,910
Ohio Major New State Infrastructure Project Revenue, 5.000% Due 12/15/2023	500,000	572,910
Ohio Major New State Infrastructure Project Revenue, 5.000% Due 12/15/2026	500,000	586,855
Ohio Major New State Infrastructure Project Revenue, 5.000% Due 12/15/2028	570,000	665,002
Ohio Mental Health Capital Facilities Revenue, 5.000% Due 02/01/2025	1,000,000	1,158,640
Ohio Special Obligation Revenue, 5.000% Due 12/01/2029	510,000	593,553
Ohio Turnpike and Infrastructure Commission (National Re Insured), 5.500% Due 02/15/2019	705,000	722,322
Texas Tax and Revenue Anticipation, 4.000% Due 08/30/2018	900,000	903,735
Walton County Florida Board Certificates of Participation, 5.000% Due 07/01/2027	500,000	587,800

Municipal Income Securities – Bonds	Face Value	Fair Value
Washington Certificates of Participation, 5.000% Due 07/01/2019	900,000	$930,069
11.2% – Total For Other Revenue Bonds		$16,454,612
Aldine Texas ISD GO Unlimited, 4.000% Due 02/15/2030	780,000	835,185
Avon Indiana Community School Building Corporation Revenue, 4.000% Due 01/15/2019	500,000	506,290
Bellbrook-Sugarcreek Ohio LSD GO Unlimited, 4.000% Due 12/01/2031	325,000	349,128
Berea Ohio CSD GO Unlimited, 4.000% Due 12/01/2031	500,000	528,150
Boone County Kentucky SD Finance Corporation Revenue, 2.500% Due 05/01/2019	500,000	503,270
Breckinridge County Kentucky SD Finance Corp., 5.000% Due 04/01/2025	265,000	303,748
Chagrin Falls Ohio Exempted Village SD GO, 4.000% Due 12/01/2022	100,000	108,227
Bullitt County Kentucky SD Finance Corp. School Building Revenue Bond, 2.500% Due 07/01/2018	315,000	315,000
Chillicothe Ohio CSD Special Obligation Revenue, 4.000% Due 12/01/2023	130,000	138,654
Chillicothe Ohio SD GO Unlimited (AGM Insured), 4.000% Due 12/01/2029	400,000	426,772
Clark County Kentucky SD Finance Corp. Revenue Bond, 3.000% Due 08/01/2022	115,000	118,568
Cleveland Heights and University Heights Ohio CSD GO Unlimited, 4.000% Due 12/01/2032	1,000,000	1,067,900
Columbus Ohio CSD GO Unlimited, 4.000% Due 12/01/2029	400,000	428,848
Columbus Ohio CSD School Facilities Construction and Improvement GO*, 4.000% Due 12/01/2023	175,000	178,894
Dayton Ohio CSD GO Unlimited (SDCP), 1.500% Due 11/01/2018	500,000	499,875

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2018 – Unaudited

Municipal Income Securities – Bonds	Face Value	Fair Value
Dexter Michigan CSD GO Unlimited, 4.000% Due 05/01/2031	500,000	$534,505
Dublin Ohio CSD GO Unlimited, 5.000% Due 12/01/2026	500,000	564,325
Elyria Ohio SCD GO Unlimited (SDCP), 4.000% Due 12/01/2030	1,000,000	1,062,360
Fairfield Ohio CSD GO Unlimited, 5.000% Due 12/01/2020	420,000	451,156
Fairlawn Ohio LSD GO Unlimited (School District Credit Program), 3.000% Due 12/01/2018	170,000	171,117
Fort Mill South Carolina School Facilities Corp. Installment Purchase Revenue, 5.000% Due 12/01/2024	300,000	343,020
Franklin Indiana Community Multi-School Building Corp., 5.000% Due 01/15/2023	200,000	224,310
Granville Ohio Exempted Village SD GO Unlimited, 1.750% Due 12/01/2018	455,000	454,718
Greenville Ohio CSD GO Unlimited (SD Credit Program Insured), 4.000% Due 01/01/2021	110,000	115,135
Hamilton Ohio CSD GO Unlimited (School District Credit Program), 5.000% Due 12/01/2019	300,000	313,785
Hardin County Kentucky SD Finance Corp. Revenue, 2.500% Due 06/01/2021	100,000	100,812
Hardin County Kentucky SD Finance Corp. Revenue, 5.000% Due 05/01/2024	500,000	567,380
Hillsborough County Florida School Board Certificates of Participation, 5.000% Due 07/01/2025	200,000	232,182
Houston Texas ISD GO Limited, 5.000% Due 12/15/2030	440,000	508,908
Hudson Ohio CSD GO Unlimited, 4.000% Due 12/01/2033	400,000	422,488
Indian Lake Ohio LSD GO Unlimited, 2.000% Due 12/01/2018	250,000	250,570
Jackson Milton Ohio LSD Certificates of Participation (BAM Insured), 2.000% Due 06/01/2019	200,000	200,684

Municipal Income Securities – Bonds	Face Value	Fair Value
Jackson Milton Ohio LSD Certificates of Participation (BAM Insured), 4.000% Due 06/01/2031	270,000	$282,269
Jefferson County Kentucky SD Finance Corp., 3.500% Due 04/01/2021	340,000	347,929
Johnstown-Monroe Ohio LSD GO Unlimited, 4.000% Due 12/01/2029	800,000	855,992
Keller Texas ISD GO Unlimited, 4.500% Due 02/15/2020	5,000	5,088
Kenston Ohio LSD Improvement GO Unlimited, 5.000% Due 12/01/2019	150,000	157,194
Kenton County Kentucky SD Finance Corp. Revenue, 4.000% Due 02/01/2028	400,000	427,204
Kettering Ohio CSD GO Unlimited, 4.000% Due 12/01/2020	240,000	251,820
Kettering Ohio CSD GO Unlimited, 4.000% Due 12/01/2030	400,000	425,300
Lake Ohio LSD of Stark County GO Unlimited, 4.000% Due 12/01/2023	400,000	426,976
Lakota Ohio LSD GO, 5.250% Due 12/01/2025	205,000	243,528
Lakota Ohio LSD GO Unlimited, 4.000% Due 12/01/2027	275,000	295,185
Lakota Ohio LSD GO Unlimited, 5.000% Due 12/01/2021	350,000	385,179
Licking Heights Ohio LSD GO Unlimited, 5.000% Due 10/01/2025	715,000	821,506
Licking Heights Ohio LSD GO Unlimited, 5.000% Due 10/01/2026	350,000	406,042
Logan Hocking Ohio LSD Certificates of Participation, 4.000% Due 12/01/2032	420,000	440,307
Louisville Ohio CSD GO Unlimited (SDCP), 3.000% Due 12/01/2020	370,000	380,249
Marysville Michigan PSD GO Unlimited, 5.000% Due 05/01/2021	250,000	270,727
Marysville Ohio Exempted Village SD GO Unlimited, 4.000% Due 12/01/2023	165,000	177,923

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2018 – Unaudited

Municipal Income Securities – Bonds	Face Value	Fair Value
Marysville Ohio Exempted Village SD GO Unlimited, 5.000% Due 12/01/2022	715,000	$799,349
Mayfield Ohio CSD Certificates of Participation, 4.000% Due 09/01/2032	280,000	294,938
Miamisburg Ohio CSD Certificates of Participation, 2.000% Due 12/01/2018	160,000	160,365
Milford Ohio Exempt Village SD GO Unlimited (AGM Insured), 5.500% Due 12/01/2030	1,260,000	1,535,612
Mt. Healthy Ohio CSD GO Unlimited (School District Credit Program), 5.000% Due 12/01/2018	250,000	253,527
Munster Indiana School Building Corp. Revenue (State Intercept), 4.000% Due 01/15/2029	400,000	417,856
Murray Kentucky ISD Finance Corporation Revenue, 5.000% Due 03/01/2025	810,000	927,102
Newark Ohio CSD GO Unlimited (School District Credit Program), 4.000% Due 12/01/2026	235,000	252,726
North Olmsted Ohio CSD GO Unlimited, 4.000% Due 12/01/2029	500,000	537,745
Northwest Ohio LSD Hamilton & Butler Counties Certificates of Participation, 2.500% Due 12/01/2019	150,000	151,896
Northwest Ohio LSD Hamilton & Butler Counties GO Unlimited, 5.000% Due 12/01/2028	100,000	113,172
Northwest Ohio LSD Hamilton & Butler Counties GO Unlimited, 5.000% Due 12/01/2029	150,000	169,432
Olmsted Falls Ohio CSD GO Unlimited, 2.000% Due 12/01/2018	110,000	110,273
Orange County Florida School Board Certificates of Participation, 5.000% Due 08/01/2032	500,000	568,110
Princeton Ohio CSD Certificates of Participation, 3.500% Due 12/01/2026	275,000	278,974
Reynoldsburg Ohio CSD GO, 4.375% Due 12/01/2018	200,000	200,434

Municipal Income Securities – Bonds	Face Value	Fair Value
Sarah Scott Indiana Middle School Building Corp. Revenue, 5.000% Due 07/10/2022	640,000	$710,138
South Range Ohio LSD GO Unlimited, 2.000% Due 12/01/2018	125,000	125,207
Southwest Licking Ohio LSD GO Unlimited, 2.000% Due 11/01/2018	500,000	500,970
Springboro Ohio CSD GO (AGM Insured), 5.250% Due 12/01/2018	310,000	314,817
Switzerland Ohio LSD GO Unlimited (SDCEP Insured), 4.000% Due 12/01/2026	415,000	438,086
Toledo Ohio CSD GO Unlimited, 5.000% Due 12/01/2029	660,000	757,984
Trotwood-Madison Ohio CSD GO Unlimited (SDCP), 4.000% Due 12/01/2028	210,000	226,315
Trotwood-Madison Ohio CSD GO Unlimited (SDCP), 4.000% Due 12/01/2029	500,000	536,530
Trotwood-Madison Ohio CSD GO Unlimited (SDCP), 4.000% Due 12/01/2030	350,000	373,961
Upper Arlington Ohio CSD GO Unlimited, 4.000% Due 12/01/2030	1,380,000	1,499,467
Vandalia Butler Ohio CSD GO Unlimited, 3.000% Due 12/01/2024	500,000	515,015
Vermillion Ohio LSD Certificates of Participation, 5.000% Due 12/01/2023	230,000	246,215
Wadsworth Ohio CSD GO Unlimited, 3.000% Due 12/01/2019	120,000	122,724
Wadsworth Ohio CSD GO Unlimited, 3.500% Due 12/01/2022	215,000	225,068
Washington County Kentucky SD Finance Corp. Revenue Bond, 3.000% Due 08/01/2019	185,000	187,477
Wentzville R-IV SD of Saint Charles County Missouri Certificates of Participation, 4.000% Due 04/01/2030	395,000	414,754
Western Reserve Ohio LSD GO (SDCEP Insured), 4.000% Due 12/01/2022	240,000	249,780

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2018 – Unaudited

Municipal Income Securities – Bonds	Face Value	Fair Value
Willoughby-Eastlake Ohio CSD Certificates of Participation (BAM Insured), 4.000% Due 03/01/2030	810,000	$854,761
Wyoming Ohio CSD GO Unlimited, 5.000% Due 12/01/2023	200,000	227,324
Wyoming Ohio CSD School Improvement GO Unlimited, 3.000% Due 12/01/2018	160,000	161,037
Zanesville Ohio CSD GO Unlimited (SDCEP Insured), 4.500% Due 12/01/2019	200,000	207,802
23.8% – Total For School District		$35,093,325
Kansas Development Finance Authority, 5.000% Due 04/01/2019	580,000	594,918
Kentucky Asset and Liability Commission Revenue, 5.250% Due 09/01/2023	965,000	1,098,228
Kentucky Association of Counties Finance Corp. Revenue, 4.250% Due 02/01/2023	20,000	20,924
Kentucky Association of Counties Finance Corp. Revenue*, 4.250% Due 02/01/2023	180,000	188,613
Kentucky Certificates of Participation, 4.000% Due 04/15/2031	500,000	516,350
Kentucky Interlocal School Transportation Assoc. Certificate of Participation, 3.000% Due 03/01/2024	560,000	569,022
Kentucky Property and Buildings Commission Revenue, 5.000% Due 10/01/2023	350,000	392,378
Kentucky Property and Buildings Commission Revenue, 5.000% Due 11/01/2026	1,000,000	1,142,410
Kentucky Property and Buildings Commission Revenue, 5.000% Due 08/01/2029	600,000	674,778
Kentucky Property and Buildings Commission Revenue, 5.000% Due 08/01/2030	600,000	673,152
Ohio Building Authority Revenue, 5.000% Due 10/01/2020	215,000	223,993

Municipal Income Securities – Bonds	Face Value	Fair Value
Ohio Department of Administration Certificate of Participation, 4.000% Due 09/01/2025	775,000	$819,586
Ohio Department of Administration Certificate of Participation, 5.000% Due 09/01/2018	435,000	437,445
Ohio Department of Administration Certificate of Participation, 5.000% Due 09/01/2018	850,000	854,777
Ohio Department of Administration Certificate of Participation, 5.000% Due 03/01/2020	500,000	526,985
Ohio Department of Administration Certificate of Participation, 5.000% Due 09/01/2023	1,320,000	1,453,690
Ohio Department of Administration Certificate of Participation, 5.000% Due 03/01/2024	300,000	330,051
Ohio Department of Administration Certificate of Participation – Multi-Agency Radio Communication Project, 4.000% Due 09/01/2027	145,000	152,560
Ohio Department of Administration Certificate of Participation – Multi-Agency Radio Communication Project, 5.000% Due 09/01/2020	810,000	864,683
7.8% – Total For State Agency		$11,534,543
Missouri State Housing Development Commission Single Family Mortgage Revenue (GNMA/FNMA/FHLMC Insured), 3.550% Due 05/01/2023	210,000	215,920
Missouri State Housing Development Commission Single Family Mortgage Revenue Series C (GNMA/FNMA/FHLMC Insured), 4.650% Due 09/01/2024	30,000	30,785
Ohio Housing Finance Agency Residential Mortgage Revenue 2009 Series A, 5.550% Due 09/01/2028	105,000	105,528
Ohio Housing Finance Agency Residential Mortgage Revenue Series F (FNMA/GNMA/FHLMC Insured), 4.500% Due 09/01/2024	165,000	167,841

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2018 – Unaudited

Municipal Income Securities – Bonds	Face Value	Fair Value
Ohio Housing Finance Agency Revenue, 5.900% Due 09/01/2023	80,000	$80,244
0.4% – Total For Housing		$600,318
Total Municipal Income Securities – Bonds 96.7%		$142,583,714
(Identified Cost $142,596,453)

Cash Equivalents	Shares
Dreyfus AMT-Free Tax Cash Management Fund***	3,986,167	3,986,167
Total Cash Equivalents 2.7%		$3,986,167
(Identified Cost $3,986,167)
Total Portfolio Value 99.4%		$146,569,881
(Identified Cost $146,582,620)
Other Assets in Excess of Liabilities 0.6%		$849,573
Total Net Assets 100.0%		$147,419,454
*	Pre-refunded/Escrowed-to-Maturity Bonds; as of June 30, 2018, these bonds represented 3.25% of total assets.
**	Variable Rate Security; the rate shown is as of June 30, 2018.
***	Variable Rate Security; as of June 30, 2018, the 7 day annualized yield was 1.32%.

AGM – Assured Guaranty Municipal Mortgage Association

AMBAC – American Municipal Bond Assurance Corp.

BAM – Build America Mutual

CSD – City School District

FGIC – Financial Guaranty Insurance Co.

FHLMC – Federal Home Loan Mortgage Corp.

FNMA – Federal National Mortgage Association

FSA – Financial Security Assurance

GNMA – Government National Mortgage Association

GO – General Obligation

LSD – Local School District

MBIA – Municipal Bond Insurance Association

PSD – Public School District

SD – School District

SDCP – Ohio School District Credit Program

SDCEP – Ohio School District Credit Enhancement Program

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2018 – Unaudited

Statements of Assets and Liabilities

	Equity Income Fund	Opportunity Fund	Realty Fund
Assets:
Investment Securities at Fair Value*	$262,067,539	$86,982,196	$10,853,533
Cash & Cash Equivalents	108,873	—	—
Dividends and Interest Receivable	280,890	74,126	36,736
Total Assets	$262,457,302	$87,056,322	$10,890,269
Liabilities:
Accrued Management Fees	$217,970	$71,900	$8,790
Due to Custodian	—	342,396	—
Securities Purchased Payable	—	245,358	—
Total Liabilities	$217,970	$659,654	$8,790
Net Assets	$262,239,332	$86,396,668	$10,881,479
Net Assets Consist of:
Paid in Capital	$204,237,241	$72,030,525	$5,509,179
Accumulated Undistributed Net Investment Income (Loss)	1,268,992	183,304	47,288
Accumulated Net Realized Gain (Loss) from Security Transactions	17,291,045	3,220,672	(37,700)
Net Unrealized Gain on Investments	39,442,054	10,962,167	5,362,712
Net Assets	$262,239,332	$86,396,668	$10,881,479
Shares Outstanding (Unlimited Amount Authorized) .	10,407,331	1,971,862	680,186
Offering, Redemption and Net Asset Value Per Share	$25.20	$43.81	$16.00
*Identified Cost of Investment Securities	$222,625,485	$76,020,029	$5,490,821

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2018 – Unaudited

Statements of Assets and Liabilities – continued

	International Fund	Fixed Income Fund	Municipal Income Fund
Assets:
Investment Securities at Fair Value*	$18,255,312	$491,917,338	$146,569,881
Cash	8,272	—	10,000
Dividends and Interest Receivable	64,873	3,492,820	1,266,391
Securities Sold Receivable	—	2,006,658	—
Receivable for CMO Paydowns	—	4,904	—
Fund Shares Sold Receivable	—	—	—
Total Assets	$18,328,457	$497,421,720	$147,846,272
Liabilities:
Accrued Management Fees	$15,362	$345,122	$78,114
Due to Custodian	—	1,693,724	—
Securities Purchased Payable	—	—	348,704
Fund Shares Redeemed Payable	—	—	—
Total Liabilities	$15,362	$2,038,846	$426,818
Net Assets	$18,313,095	$495,382,874	$147,419,454
Net Assets Consist of:
Paid in Capital	$15,227,392	$501,757,861	$147,419,144
Accumulated Undistributed Net Investment Income (Loss)	59,186	(180,329)	14,616
Accumulated Net Realized Gain (Loss) from Security Transactions	(436,200)	72,357	(1,567)
Net Unrealized Gain (Loss) on Investments	3,462,717	(6,267,015)	(12,739)
Net Assets	$18,313,095	$495,382,874	$147,419,454
Shares Outstanding (Unlimited Amount Authorized)	709,908	30,237,322	8,654,836
Offering, Redemption and Net Asset Value Per Share	$25.80	$16.38	$17.03
*Identified Cost of Investment Securities	$14,792,595	$498,184,353	$146,582,620

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2018 – Unaudited

Statements of Operations

	Equity Income Fund	Opportunity Fund	Realty Fund
	Six Months Ended 6/30/2018	Six Months Ended 6/30/2018	Six Months Ended 6/30/2018
Investment Income:
Interest	$35,620	$21,413	$1,090
Dividends	2,343,405	503,727	199,386
Foreign withholding taxes on dividends	—	(180)	—
Total Investment Income	$2,379,025	$524,960	$200,476
Expenses:
Management Fee	$1,129,807	$341,656	51,059
Total Expenses	$1,129,807	$341,656	$51,059
Net Investment Income	$1,249,218	$183,304	$149,417
Realized and Unrealized Gains/(Losses):
Net Realized Gain (Loss) from Security Transactions	$13,749,861	$3,201,079	$(33,712)
Net Change in Unrealized Gain (Loss) on Investments	(4,824,593)	(1,389,471)	(5,787)
Net Gain/(Loss) on Investments	$8,925,268	$1,811,608	$(39,499)
Net Change in Net Assets from Operations	$10,174,486	$1,994,912	$109,918

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2018 – Unaudited

Statements of Operations – Continued

	International Fund	Fixed Income Fund	Municipal Income Fund
	Six Months Ended 6/30/2018	Six Months Ended 6/30/2018	Six Months Ended 6/30/2018
Investment Income:
Interest	$4,167	$6,623,307	$1,732,522
Dividends	320,842	89,299	21,927
Foreign withholding taxes on Dividends	(38,909)	—	—
Total Investment Income	$286,100	$6,712,606	$1,754,449
Expenses:
Management Fee	$91,207	$1,948,492	$445,128
Net Expenses	$91,207	$1,948,492	$445,128
Net Investment Income	$194,893	$4,764,114	$1,309,321
Realized and Unrealized Gains/(Losses):
Net Realized Gain (Loss) from Security Transactions	$3,811	$246,300	$(1,567)
Net Change in Unrealized Gain (Loss) on Investments	(627,042)	(12,170,863)	(1,994,582)
Net Gain/(Loss) on Investments	$(623,231)	$(11,924,563)	$(1,996,149)
Net Change in Net Assets from Operations	$(428,338)	$(7,160,449)	$(686,828)

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2018

Statements of Changes in Net Assets

	Equity Income Fund		Opportunity Fund		Realty Fund
	Six Months Ended 6/30/2018*	Year Ended 12/31/2017	Six Months Ended 6/30/2018*	Year Ended 12/31/2017	Six Months Ended 6/30/2018*	Year Ended 12/31/2017
Operations:
Net Investment Income	$1,249,218	$1,960,186	$183,304	$171,177	$149,417	$188,427
Net Realized Gain (Loss) from Security Transactions	13,749,861	15,434,609	3,201,079	5,517,217	(33,712)	59,677
Net Change in Unrealized Gain (Loss) on Investments	(4,824,593)	21,383,528	(1,389,471)	2,301,480	(5,787)	370,874
Net Change in Net Assets from Operations	$10,174,486	$38,778,323	$1,994,912	$7,989,874	$109,918	$618,978
Distributions to Shareholders:
Net Investment Income	$—	$(1,939,577)	$—	$(182,864)	$(102,129)	$(255,898)
Return of Capital	—	—	—	—	—	—
Net Realized Gain from Security Transactions	—	(12,678,975)	—	(5,485,937)	—	—
Net Change in Net Assets from Distributions	$—	$(14,618,552)	$—	$(5,668,801)	$(102,129)	$(255,898)
Capital Share Transactions:
Proceeds From Sale of Shares	$17,571,169	$30,137,370	$28,432,613	$13,964,000	$80,577	$208,403
Assets Acquired From: Growth Fund	49,563,951	—	—	—	—	—
Shares Issued on Reinvestment of Distributions	—	14,553,568	—	5,658,637	102,129	255,905
Cost of Shares Redeemed	(13,346,845)	(20,593,327)	(2,644,608)	(4,852,966)	(271,401)	(486,907)
Net Change in Net Assets from Capital Share Transactions	$53,788,275	$24,097,611	$25,788,005	$14,769,671	$(88,695)	$(22,599)
Net Change in Net Assets	$63,962,761	$48,257,382	$27,782,917	$17,090,744	$(80,906)	$340,481
Net Assets at Beginning of Period	$198,276,571	$150,019,189	$58,613,751	$41,523,007	$10,962,385	$10,621,904
Net Assets at End of Period	$262,239,332	$198,276,571	$86,396,668	$58,613,751	$10,881,479	$10,962,385
Including accumulated undistributed net investment income (loss) of	$1,268,992	$19,774	$183,304	$—	$47,288	$—
*	Unaudited

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2018

Statements of Changes in Net Assets – Continued

	International Fund		Fixed Income Fund		Municipal Income Fund
	Six Months Ended 6/30/2018*	Year Ended 12/31/2017	Six Months Ended 6/30/2018*	Year Ended 12/31/2017	Six Months Ended 6/30/2018*	Year Ended 12/31/2017
Operations:
Net Investment Income	$194,893	$244,277	$4,764,114	$6,388,893	$1,309,321	$1,864,578
Net Realized Gain (Loss) from Security Transactions	3,811	(126,955)	246,300	1,298,390	(1,567)	58,804
Net Change in Unrealized Gain (Loss) on Investments	(627,042)	2,831,452	(12,170,863)	2,786,440	(1,994,582)	1,123,221
Net Change in Net Assets from Operations	$(428,338)	$2,948,774	$(7,160,449)	$10,473,723	$(686,828)	$3,046,603
Distributions to Shareholders:
Net Investment Income	$—	$(255,533)	$(4,964,855)	$(6,824,138)	$(1,294,705)	$(1,864,295)
Return of Capital	—	—	—	—	—	—
Net Realized Gain from Security Transactions	—	—	—	(837,298)	—	(71,272)
Net Change in Net Assets from Distributions	$—	$(255,533)	$(4,964,855)	$(7,661,436)	$(1,294,705)	$(1,935,567)
Capital Share Transactions:
Proceeds From Sale of Shares	$1,927,170	$2,301,022	$107,522,470	$137,993,361	$32,864,919	$44,583,013
Shares Issued on Reinvestment of Distributions	—	255,470	4,868,932	7,520,933	1,266,433	1,887,083
Cost of Shares Redeemed	(864,828)	(1,746,316)	(22,543,495)	(33,777,011)	(8,654,392)	(11,409,369)
Net Change in Net Assets from Capital Share Transactions	$1,062,342	$810,176	$89,847,907	$111,737,283	$25,476,960	$35,060,727
Net Change in Net Assets	$634,004	$3,503,417	$77,722,603	$114,549,570	$23,495,427	$36,171,763
Net Assets at Beginning of Period	$17,679,091	$14,175,674	$417,660,271	$303,110,701	$123,924,027	$87,752,264
Net Assets at End of Period	$18,313,095	$17,679,091	$495,382,874	$417,660,271	$147,419,454	$123,924,027
Including accumulated undistributed net investment income (loss) of	$59,186	$59,186	$(180,329)	$(180,329)	$14,616	$14,616
*	Unaudited

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
EQUITY INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2018*		Year Ended December 31
			2017	2016	2015	2014	2013
Net Asset Value Beginning of Period	$25.12		$21.67	$19.92	$22.93	$23.11	$19.00
Operations:
Net Investment Income	0.12		0.26	0.29	0.38	0.30	0.27
Net Gains (Losses) on Securities (Realized & Unrealized)**	(0.04)		5.15	2.13	(1.87)	1.51	5.63
Total Operations	$0.08		$5.41	$2.42	$(1.49)	$1.81	$5.90
Distributions:
Net Investment Income	—		(0.26)	(0.29)	(0.38)	(0.30)	(0.27)
Net Realized Capital Gains	$—		(1.70)	(0.38)	(1.14)	(1.69)	(1.52)
Total Distributions	$—		$(1.96)	$(0.67)	$(1.52)	$(1.99)	$(1.79)
Net Asset Value End of Period	$25.20		$25.12	$21.67	$19.92	$22.93	$23.11
Total Return(a)	0.32	%(b)	25.03%	12.16%	(6.56)%	7.73%	31.09%
Net Assets, End of Period (Millions)	$262.24		$198.28	$150.02	$132.19	$150.13	$131.14
Ratios(c)
Ratio of Expenses to Average Net Assets	1.00	%(c)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	1.10	%(c)	1.13%	1.39%	1.62%	1.28%	1.27%
Portfolio Turnover Rate	16.96	%(b)	34.76%	42.36%	39.41%	27.89%	34.31%

*	Unaudited
**	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
OPPORTUNITY FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2018*		Year Ended December 31
			2017	2016	2015	2014	2013
Net Asset Value Beginning of Period	$42.89		$40.54	$35.08	$39.35	$42.14	$31.69
Operations:
Net Investment Income	0.09		0.14	0.20	0.18	0.08	0.12
Net Gains (Losses) on Securities (Realized & Unrealized)	0.83		6.74	6.09	(1.08)	1.80	13.33
Total Operations	$0.92		$6.88	$6.29	$(0.90)	$1.88	$13.45
Distributions:
Net Investment Income	—		(0.14)	(0.20)	(0.20)	(0.11)	(0.17)
Return of Capital	—		—	(0.05)	—	—	—
Net Realized Capital Gains	—		(4.39)	(0.58)	(3.17)	(4.56)	(2.83)
Total Distributions	$—		$(4.53)	$(0.83)	$(3.37)	$(4.67)	$(3.00)
Net Asset Value End of Period	$43.81		$42.89	$40.54	$35.08	$39.35	$42.14
Total Return(a)	2.15	%(b)	16.91%	17.90%	(2.39)%	4.37%	42.51%
Net Assets, End of Period (Millions)	$86.40		$58.61	$41.52	$37.77	$44.88	$44.38
Ratios
Ratio of Expenses to Average Net Assets	1.00	%(c)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	0.54	%(c)	0.35%	0.50%	0.40%	0.19%	0.30%
Portfolio Turnover Rate	18.67	%(b)	41.50%	34.62%	35.17%	38.37%	72.36%

*	Unaudited
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
REALTY FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2018*		Year Ended December 31
			2017	2016	2015	2014	2013
Net Asset Value Beginning of Period	$15.93		$15.40	$15.03	$15.76	$13.20	$14.05
Operations:
Net Investment Income	0.21		0.27	0.23	0.21	0.26	0.29
Net Gains (Losses) on Securities (Realized & Unrealized)**	—		0.63	0.76	0.21	3.54	(0.11)
Total Operations	$0.21		$0.90	$0.99	$0.42	$3.80	$0.18
Distributions:
Net Investment Income	(0.14)		(0.37)	(0.41)	(0.36)	(0.39)	(0.29)
Return of Capital	—		—	(0.01)	—	—	—
Net Realized Capital Gains	—		—	(0.20)	(0.79)	(0.85)	(0.74)
Total Distributions	$(0.14)		$(0.37)	$(0.62)	$(1.15)	$(1.24)	$(1.03)
Net Asset Value End of Period	$16.00		$15.93	$15.40	$15.03	$15.76	$13.20
Total Return(a)	1.42	%(b)	5.93%	6.57%	2.75%	28.92%	1.19%
Net Assets, End of Period (Millions)	$10.88		$10.96	$10.62	$10.11	$11.08	$10.14
Ratios
Ratio of Expenses to Average Net Assets	1.00	%(c)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	2.93	%(c)	1.75%	1.42%	1.51%	1.57%	1.43%
Portfolio Turnover Rate	0.00	%(b)	0.00%	3.95%	2.28%	1.04%	9.97%

*	Unaudited
**	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
INTERNATIONAL FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2018*		Year Ended December 31
			2017	2016	2015	2014	2013
Net Asset Value Beginning of Period	$26.37		$22.20	$22.01	$24.23	$25.07	$22.23
Operations:
Net Investment Income (Loss)	0.29		0.37	0.43	0.57	0.54	0.39
Net Gains (Losses) on Securities (Realized & Unrealized)	(0.86)		4.18	0.23	(2.11)	(0.83)	2.90
Total Operations	$(0.57)		$4.55	$0.66	$(1.54)	$(0.29)	$3.29
Distributions:
Net Investment Income	—		(0.38)	(0.45)	(0.68)	(0.55)	(0.45)
Return of Capital	—		—	(0.02)	—	—	—
Net Realized Capital Gains	—		—	—	—	—	—
Total Distributions	$—		$(0.38)	$(0.47)	$(0.68)	$(0.55)	$(0.45)
Net Asset Value End of Period	$25.80		$26.37	$22.20	$22.01	$24.23	$25.07
Total Return(a)	(2.16)	%(b)	20.50%	3.00%	(6.38)%	(1.16)%	14.81%
Net Assets, End of Period (Millions)	$18.31		$17.68	$14.18	$13.09	$18.23	$16.74
Ratios(c)
Ratio of Expenses to Average Net Assets before Waiver	1.00	%(d)	1.00%	1.00%	1.00%	1.00%	1.19%
Average Net Assets after Waiver	1.00	%(d)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets before Waiver	2.14	%(d)	1.53%	1.95%	1.85%	2.20%	1.51%
Average Net Assets after Waiver	2.14	%(d)	1.53%	1.95%	1.85%	2.20%	1.70%
Portfolio Turnover Rate	3.82	%(b)	2.48%	7.71%	20.49%	10.25%	5.23%

*	Unaudited
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	For the year ended December 31, 2013, the Adviser waived a portion of the 1.40% management fee to sustain a fee of 1.00%. Effective May 1, 2013, the Adviser removed the fee waiver, and reduced the management fee to 1.00%. (See Note #4.)
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
FIXED INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2018*		Year Ended December 31
			2017	2016	2015	2014	2013
Net Asset Value Beginning of Period	$16.84		$16.67	$16.61	$17.03	$16.47	$17.37
Operations:
Net Investment Income	0.16		0.31	0.30	0.32	0.35	0.35
Net Gains on Securities (Realized & Unrealized)	(0.45)		0.22	0.21	(0.27)	0.71	(0.76)
Total Operations	$(0.29)		$0.53	$0.51	$0.05	$1.06	$(0.41)
Distributions:
Net Investment Income	(0.17)		(0.33)	(0.32)	(0.35)	(0.39)	(0.41)
Return of Capital	—		—	— (a)	—	—	—
Net Realized Capital Gains	—		(0.03)	(0.13)	(0.12)	(0.11)	(0.08)
Total Distributions	$(0.17)		$(0.36)	$(0.45)	$(0.47)	$(0.50)	$(0.49)
Net Asset Value End of Period	$16.38		$16.84	$16.67	$16.61	$17.03	$16.47
Total Return(b)	(1.73)	%(c)	3.22%	3.08%	0.32%	6.48%	(2.36)%
Net Assets, End of Period (Millions)	$495.38		$417.66	$303.11	$244.24	$226.14	$224.67
Ratios(d)
Ratio of Expenses to Average Net Assets before Waiver	0.85	%(e)	0.85%	0.85%	0.85%	0.85%	0.92%
Average Net Assets after Waiver	0.85	%(e)	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Net Investment Income to Average Net Assets before Waiver	2.08	%(e)	1.88%	1.83%	1.90%	2.08%	2.00%
Average Net Assets after Waiver	2.08	%(e)	1.88%	1.83%	1.90%	2.08%	2.07%
Portfolio Turnover Rate	40.31	%(c)	34.97%	40.80%	37.09%	27.79%	48.53%

*	Unaudited
(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	For the year ended December 31, 2013, the Adviser waived a portion of the 1.00% management fee to sustain a fee of 0.85%. Effective May 1, 2013, the Adviser removed the fee waiver, and reduced the management fee to 0.85%(See Note #4.)
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
MUNICIPAL INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2018*		Year Ended December 31
			2017	2016	2015	2014	2013
Net Asset Value Beginning of Period	$17.29		$17.06	$17.36	$17.32	$16.83	$17.49
Operations:
Net Investment Income	0.15		0.31	0.31	0.34	0.37	0.38
Net Gains (Losses) on Securities (Realized & Unrealized)	(0.26)		0.24	(0.30)	0.06	0.53	(0.64)
Total Operations	$(0.11)		$0.55	$0.01	$0.40	$0.90	$(0.26)
Distributions:
Net Investment Income	(0.15)		(0.31)	(0.31)	(0.34)	(0.38)	(0.38)
Return of Capital	—		—	— (a)	(0.00)(a)	—	—
Net Realized Capital Gains	—		(0.01)	—	(0.02)	(0.03)	(0.02)
Total Distributions	$(0.15)		$(0.32)	$(0.31)	$(0.36)	$(0.41)	$(0.40)
Net Asset Value End of Period	$17.03		$17.29	$17.06	$17.36	$17.32	$16.83
Total Return(b)	(0.62)	%(c)	3.25%	0.05%	2.34%	5.41%	(1.52)%
Net Assets, End of Period (Millions)	$147.42		$123.92	$87.75	$66.51	$58.98	$56.29
Ratios(d)
Ratio of Expenses to Average Net Assets before Waiver	0.65	%(e)	0.65%	0.65%	0.65%	0.65%	0.81%
Average Net Assets after Waiver	0.65	%(e)	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of Net Investment Income to Average Net Assets before Waiver	1.91	%(e)	1.85%	1.85%	1.98%	2.19%	2.10%
Average Net Assets after Waiver	1.91	%(e)	1.85%	1.85%	1.98%	2.19%	2.26%
Portfolio Turnover Rate	2.23	%(c)	12.49%	10.05%	13.31%	18.24%	8.96%

*	Unaudited
(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	For the years ended December 31, 2013, the Adviser waived a portion of the 1.00% management fee to sustain a fee of 0.65%. Effective May 1, 2013, the Adviser removed the fee waiver, and reduced the management fee to 0.65%. (See Note #4.)
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2018 – Unaudited

1)    Organization

The Johnson Equity Income Fund, Johnson Opportunity Fund, Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund, and Johnson Municipal Income Fund (each individually a “Fund” and collectively the “Funds”) are each a series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The net assets of the Johnson Growth Fund were merged with the Johnson Equity Income Fund in a tax-free reorganization on April 20, 2018, and the Growth Fund was subsequently closed. See Note 10 for details of the merger. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Fixed Income Fund began offering its shares publicly on January 4, 1993. The Opportunity Fund and Municipal Income Fund began offering their shares publicly on May 16, 1994. The Realty Fund began offering its shares publicly on January 2, 1998. The Equity Income Fund began offering its shares publicly on December 30, 2005. The International Fund began offering its shares publicly on December 8, 2008. All the Funds are managed by Johnson Investment Counsel, Inc. (the “Adviser”).

The investment objectives of the Funds are as follows:

Equity Income Fund	Above average dividend income and long-term capital growth
Opportunity Fund	Long-term capital growth
Realty Fund	Above average dividend income and long-term capital growth
International Fund	Long-term capital growth
Fixed Income Fund	A high level of income over the long-term consistent with preservation of capital
Municipal Income Fund	A high level of federally tax-free income over the long-term consistent with preservation of capital

The Funds are each diversified. The Municipal Income Fund invests primarily in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Ohio.

2)    Significant Accounting Policies

Basis of Accounting:

The financial statements are prepared in accordance with accounting principles generally accepted in the United State of America (GAAP). The Funds are investment companies and accordingly follow the investment company guidance of Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, “Financial Services — Investment Companies.”

Investment Income and Realized Capital Gains and Losses on Investment Securities:

Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend and interest income are recorded net of foreign taxes. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the interest method. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates are based on the most recent REIT distributions information available. Gains and losses on paydowns of mortgage-backed securities are reflected in interest income on the Statements of Operations. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Income Taxes:

It is the Funds’ policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds’ policy to distribute annually, after the end of the calendar year, any remaining taxable income to comply with the special provisions of the Internal Revenue Code (the “Code”) available to registered investment companies (“RICs”). Each year the Funds intend to continue to qualify as RICs under Subchapter M of the Code by making distributions as noted above, and complying with the other requirements applicable to RICs. As a result, no provision for income taxes is generally required.

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2018 – Unaudited

2)    Significant Accounting Policies, continued

Accounting for Uncertainty in Income Taxes:

As of and during the six months ended June 30, 2018, and for all open tax years, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

Distributions:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Realty Fund, Fixed Income Fund and Municipal Income Fund intend to distribute net investment income on a calendar quarter basis. The Equity Income, Opportunity and International Funds intend to distribute net investment income, if any, at least once a year. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

For the year ended December 31, 2017, the Funds made the following reclassifications to increase (decrease) the components of the net assets:

	Paid in Capital	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Equity Income Fund	$(533)	$(835)	$1,368
Growth Fund	—	—	—
Opportunity Fund	—	11,687	(11,687)
Realty Fund	(7,794)	67,471	(59,677)
International Fund	(18,694)	18,694	—
Fixed Income Fund	—	455,687	(455,657)
Municipal Income Fund	(12,185)	(283)	12,468

Reasons for the reclassification of components of net assets are attributable to capital gain distributions from REIT holdings, distribution re-designation for return of capital distributions and/or paydowns received during the year from collateralized mortgage obligations.

3)    Security Valuation and Transactions

The Funds utilize various methods to measure the fair value of their investments on a recurring basis.

Securities for which representative market quotations are not readily available or are considered unreliable by the Investment Adviser are valued as determined in good faith by, or under the direction of, the Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2018 – Unaudited

3)    Security Valuation and Transactions, continued

GAAP establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

♦	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
♦	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
♦	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements:

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity Securities (Common Stock, Real Estate Investment Trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. When adjustments to observable prices are applied or when the market is considered inactive, securities will be categorized in Level 2 of the fair value hierarchy.

Corporate Bonds. The fair value of Corporate Bonds is estimated using quotations from pricing vendors, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations for similar securities (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they would be categorized in Level 3.

Municipal Bonds. Municipal Bonds are normally valued using quotations from pricing vendors that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in Level 2 of the fair value hierarchy.

U.S. Government Securities. U.S. government securities, including U.S. Treasury Obligations, are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

U.S. Agency Securities. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. government securities. Mortgage-backed securities are generally valued based on models that consider the estimated cash flows of each tranche of the entity, establishes a benchmark yield, and develops an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2018 – Unaudited

3)    Security Valuation and Transactions, continued

Preferred Stocks. Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Money Market. Investments in mutual funds, including money market mutual funds (notated throughout these financial statements as cash equivalents), are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value each Fund’s investment securities as of June 30, 2018:

Equity Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$258,651,612	$—	$—	$258,651,612
Cash Equivalents	3,415,927	—	—	3,415,927
Total	$262,067,539	$—	$—	$262,067,539

Opportunity Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$83,872,981	$—	$—	$83,872,981
Cash Equivalents	3,109,215	—	—	3,109,215
Total	$86,982,196	$—	$—	$86,982,196

Realty Fund	Level 1	Level 2	Level 3	Total
Real Estate Investment Trusts*	$10,739,785	$—	$—	$10,739,785
Cash Equivalents	113,748	—	—	113,748
Total	$10,853,533	$—	$—	$10,853,533

International Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$17,938,572	$—	$—	$17,938,572
Cash Equivalents	316,740	—	—	316,740
Total	$18,255,312	$—	$—	$18,255,312

Fixed Income Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds*	$—	$248,694,413	$—	$248,694,413
U.S. Government Treasury Obligations	—	96,294,464	—	96,294,464
U.S. Government Agency Obligations	—	43,625,134	—	43,625,134
U.S. Government Agency Obligations – Mortgage-Backed	—	76,243,129	—	76,243,129
Taxable Municipal Bonds	—	23,416,795	—	23,416,795
Preferred Stocks	3,643,403	—	—	3,643,403
Total	$3,643,403	$488,273,935	$—	491,917,338

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2018 – Unaudited

3)    Security Valuation and Transactions, continued

Municipal Income Fund	Level 1	Level 2	Level 3	Total
Municipal Bonds*	$—	$142,583,714	$—	$142,583,714
Cash Equivalents	3,986,167	—	—	3,896,167
Total	$3,986,167	$142,583,714	$—	$146,569,881

*	See Portfolio of Investments for industry classification.

The Funds did not hold any investments at any time during the reporting period in which unobservable inputs were used in determining fair value. Therefore, no reconciliation of Level 3 Securities is included for this reporting period. As of and during the six months ended June 30, 2018, no securities were transferred into or out of Level 1 or Level 2. If any transfers between levels would occur, they would be reflected as of the end of the period.

In accordance with GAAP, the Funds are required to enhance the disclosures relating to transactions in derivatives and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance, and cash flows. The Funds did not engage in any derivative transactions as of or during the six months ended June 30, 2018.

4)    Investment Advisory Agreements

The investment advisory agreements provide that the Adviser will pay all of the Funds’ operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest), and extraordinary expenses.

The Adviser received management fees for the six months ended June 30, 2018, as indicated below.

Fund	Fee	Management Fee	Payable as of June 30, 2018
Equity Income Fund	1.00%	$1,129,807	$217,970
Opportunity Fund	1.00%	341,656	71,900
Realty Fund	1.00%	51,059	8,790
International Fund	1.00%	91,207	15,362
Fixed Income Fund	0.85%	1,948,492	345,122
Municipal Income Fund	0.65%	445,128	78,114

5)    Related Party Transactions

All officers and one trustee of the Trust are employees of the Adviser. Total compensation for the independent Trustees as a group was $24,000 for the six months ended June 30, 2018, and as a group they received no additional compensation from the Trust. Compensation of the Trustees was paid by the Adviser. The Trust consists of ten Funds: Johnson Equity Income Fund, Johnson Opportunity Fund, Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund, and Johnson Enhanced Return Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At June 30, 2018, client accounts managed by the Adviser and held by Charles Schwab & Co, with full advisory discretion, held in aggregate the following:

Equity Income Fund	63.45%	International Fund	31.59%
Opportunity Fund	78.00%	Fixed Income Fund	90.48%
Realty Fund	74.87%	Municipal Income Fund	96.84%

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2018 – Unaudited

5)    Related Party Transactions, continued

Johnson Financial, Inc. is a wholly-owned subsidiary of the Adviser. Johnson Financial, Inc. provides transfer agency and administration services to the Funds. These services are paid for by the Adviser.

6)    Purchases and Sales of Securities

From January 1, 2018 through June 30, 2018, purchases and sales of investment securities aggregated:

	Investment Securities Other Than Short Term Investments and U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
Johnson Equity Income Fund	$93,503,380	$38,129,125	$—	$—
Johnson Opportunity Fund	36,101,420	12,397,844	—	—
Johnson Realty Fund	—	—	—	—
Johnson International Fund	1,828,398	675,601	—	—
Johnson Fixed Income Fund	115,043,619	47,282,869	61,885,016	33,030,402
Johnson Municipal Income Fund	26,216,758	2,770,000	—	—

7)    Capital Share Transactions

As of June 30, 2018, there were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its capital shares at the daily net asset value determined after receipt of a shareholder’s order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder’s written or telephone request in proper form.

	Johnson Equity Income Fund		Johnson Opportunity Fund		Johnson Realty Fund
	Six months ended 6/30/18	Year ended 12/31/2017	Six months ended 6/30/18	Year ended 12/31/2017	Six months ended 6/30/18	Year ended 12/31/2017
Shares Sold to Investors	3,015,728	1,245,288	665,973	323,880	3,333	13,171
Shares Issued on Reinvestment of Dividends	—	579,448	—	131,294	6,650	16,288
Subtotal	3,015,728	1,824,736	665,973	455,174	9,983	29,459
Shares Redeemed	(502,918)	(851,872)	(60,835)	(112,740)	(17,951)	(31,225)
Net Change	2,512,810	972,864	605,138	342,434	(7,968)	(1,766)
Shares Outstanding:
Beginning of Year	7,894,521	6,921,657	1,366,724	1,024,290	688,154	689,920
End of Period	10,407,331	7,894,521	1,971,862	1,366,724	680,186	688,154

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2018 – Unaudited

7)    Capital Share Transactions, continued

	Johnson International Fund		Johnson Fixed Income Fund		Johnson Municipal Income Fund
	Six months ended 6/30/18	Year ended 12/31/2017	Six months ended 6/30/18	Year ended 12/31/2017	Six months ended 6/30/18	Year ended 12/31/2017
Shares Sold to Investors	71,822	92,853	6,509,113	8,176,390	1,920,385	2,574,023
Shares Issued on Reinvestment of Dividends	—	9,695	296,542	447,114	74,385	109,262
Subtotal	71,822	102,548	6,805,655	8,623,504	1,994,770	2,683,285
Shares Redeemed	(32,328)	(70,669)	(1,367,574)	(2,004,861)	(507,128)	(658,911)
Net Change	39,494	31,879	5,438,081	6,618,863	1,487,642	2,024,374
Shares Outstanding:
Beginning of Year	670,414	638,535	24,799,241	18,180,598	7,167,194	5,142,820
End of Period	709,908	670,414	30,237,322	24,799,241	8,654,836	7,167,194

8)    Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

9)    Federal Tax Information

As of June 30, 2018, the composition of unrealized appreciation (the excess of fair value over tax cost) and depreciation (the excess of tax cost over fair value) was as follows:

Fund	Cost of Securities	Appreciation	Depreciation	Net Appreciation
Johnson Equity Income Fund	$222,625,485	$47,355,935	$(7,913,881)	$39,442,054
Johnson Opportunity Fund	76,020,029	13,116,759	(2,154,592)	10,962,167
Johnson Realty Fund	5,490,821	5,423,885	(61,173)	5,362,712
Johnson International Fund	14,792,595	4,373,017	(910,300)	3,462,717
Johnson Fixed Income Fund	498,184,353	3,621,414	(9,888,429)	(6,267,015)
Johnson Municipal Income Fund	146,582,620	1,128,565	(1,141,304)	(12,739)

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2018 – Unaudited

9)    Federal Tax Information, continued

The tax character of the distributions paid, as of December 31, 2017, is as follows:

	Tax year	Ordinary Income	Tax-Exempt Income	Net Realized Long-Term Capital Gain	Return of Capital	Total Distributions Paid
Johnson Equity Income Fund	2016	$1,949,411	$—	$2,606,180	$—	$4,555,591
	2017	5,965,055	—	8,653,497	—	14,618,554
Johnson Growth Fund	2016	239,727	—	344,231	—	583,958
	2017	1,048,484	—	4,441,492	—	5,489,976
Johnson Opportunity Fund	2016	301,204	—	474,807	52,540	828,551
	2017	1,009,120	—	4,659,681	—	5,668,801
Johnson Realty Fund	2016	183,389	—	228,985	7,600	419,974
	2017	189,962	—	58,142	7,794	255,898
Johnson International Fund	2016	284,581	—	—	10,100	294,681
	2017	236,839	—	—	18,694	255,533
Johnson Fixed Income Fund	2016	5,577,177	—	1,991,238	46,870	7,615,285
	2017	6,824,138	—	837,298	—	7,661,436
Johnson Municipal Income Fund	2016	—	1,392,042	7,636	2,906	1,402,584
	2017	—	1,864,578	58,804	12,185	1,935,567

*	Short-Term Capital Gains were combined with Ordinary Income, as they are taxed at the Ordinary Income tax rate.

As of December 31, 2017, the following Funds had capital loss carryovers which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryovers will expire as follows:

	Indefinite Long-Term	Indefinite Short-Term	Total Capital Loss Carryover
Johnson International Fund	$288,479	$151,254	$439,733

As of December 31, 2017, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryover	Undistributed Long-Term Capital Gain	Unrealized Appreciation	Post-October/ Late Year Net Investment Losses	Total Distributable Earnings on a tax basis
Johnson Equity Income Fund	$1,600,063	$—	$1,963,701	$44,263,841	$—	$47,827,605
Johnson Growth Fund	9,523	—	4,184	14,490,931	—	14,504,638
Johnson Opportunity Fund	—	—	19,593	12,351,638	—	12,371,231
Johnson Realty Fund	—	—	—	5,364,511	—	5,364,511
Johnson International Fund	—	(439,733)	—	3,983,987	(11,519)	3,532,735
Johnson Fixed Income Fund	20,412	—	5,434	5,724,471	—	5,750,317
Johnson Municipal Income Fund	—	—	—	1,981,843	—	1,981,843

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2018 - Unaudited

10)    Merger of the Equity Income Fund and the Growth Fund

The Equity Income Fund acquired all of the assets and liabilities of the Growth Fund in a tax-free reorganization at the close of business on April 20, 2018, pursuant to an Agreement and Plan of Reorganization approved the by Board of Trustees of the Johnson Mutual Funds Trust on January 31, 2018. The acquisition was accomplished by a tax-free exchange of 1,750,757.706 shares of the Growth Fund (valued at $28.31 per share) for 1,988,124.783 shares of the Equity Income Fund (valued at $24.93 per share). Each share of the Growth Fund was exchanged for 1.13558 shares of the Equity Income Fund. The Growth Fund’s net assets, on the day of reorganization, were $49,563,951 including $9,052,398 of unrealized appreciation, and were combined with the Equity Income Fund’s net assets. The net assets of the Equity Income Fund and the Growth Fund, immediately before the acquisition, were $209,271,028, and 49,563,951, respectively. The combined net assets immediately after the acquisition were $258,834,979 for 10,382,470 shares outstanding.

Assuming the reorganization had been completed on January 1, 2018, the beginning of the annual reporting period for both Funds, the Equity Income Fund’s pro forma results of operations for the period ended June 30, 2018 are as follows:

Net investment income	$1,341,992
Net realized gain (loss) on investment transactions	19,531,714
Net change in unrealized appreciation (depreciation) on investments	48,494,452
Net increase (decrease) in net assets resulting from operations	$69,368,158

Because the combined investment portfolios have been managed as a single integrated portfolio since the Reorganization has been completed, it is not practicable to separate the amounts of revenue and earnings of the Growth Fund that have been included in the Equity Income Fund’s statement of operations since April 20, 2018.

11)    Subsequent Event

On August 1, 2018, the Trustees approved a Plan of Liquidation for the Realty Fund that authorizes the liquidation of the Realty Fund on or about November 1, 2018.

DISCLOSURE OF EXPENSES (Unaudited)

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on December 31, 2017 and held through June 30, 2018.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

	Beginning Account Value December 31, 2017	Ending Account Value June 30, 2018	Expenses Paid During Period* January 1, 2018 – June 30, 2018
Johnson Equity Income Fund
Actual Fund Return	$1,000.00	$1,003.20	$4.97
Hypothetical Return	$1,000.00	$1,019.84	$5.01
Johnson Opportunity Fund
Actual Fund Return	$1,000.00	$1,021.50	$5.01
Hypothetical Return	$1,000.00	$1019.84	$5.01
Johnson Realty Fund
Actual Fund Return	$1,000.00	$1,014.20	$4.99
Hypothetical Return	$1,000.00	$1,019.84	$5.01
Johnson International Fund
Actual Fund Return	$1,000.00	$978.40	$4.91
Hypothetical Return	$1,000.00	$1,019.84	$5.01
Johnson Fixed Income Fund
Actual Fund Return	$1,000.00	$982.70	$4.18
Hypothetical Return	$1,000.00	$1,020.58	$4.26
Johnson Municipal Income Fund
Actual Fund Return	$1,000.00	$993.80	$3.21
Hypothetical Return	$1,000.00	$1,021.57	$3.26

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For the Equity Income, Growth, Opportunity, Realty and International Funds, the expense ratio is 1.00%, for the Fixed Income Fund, the expense ratio is 0.85% and for the Municipal Income Fund, the expense ratio is 0.65%.

REVIEW AND RENEWAL OF THE MANAGEMENT AGREEMENTS

At a regular board meeting of the Johnson Mutual Funds Trust, on May 30, 2018, the Trustees, including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), then considered the renewal of the Management Agreements between the Trust and the Adviser. The Trustees were assisted by experienced independent legal counsel throughout the contract review process. The Independent Trustees discussed the proposed continuance in executive session with such counsel at which no representatives of the Adviser were present. The Independent Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreements and the weight to be given to each such factor. Among other factors, the Trustees considered (i) the investment performance of each Fund and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser; (iii) the cost of services provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Funds; and (iv) economies of scale. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Management Agreements.

The Trustees reviewed information prepared by the Adviser, discussing, among other things, the Adviser’s business, its personnel and operations, services provided by the Adviser to the Funds, the compensation received for management services, Fund performance for various periods ended March 31, 2018 and May 29, 2018, profitability of the Adviser with respect to the Funds and economies of scale.

With respect to the nature, extent and quality of services provided by the Adviser, the Trustees reviewed the information provided in the memorandum that described the Adviser’s business and personnel and discussed the Adviser’s experience and capabilities. The Board noted that the Adviser has been providing services to the Trust since 1992 and the 10 Funds, which includes four institutional funds. The Board reviewed the firm personnel who serve as portfolio managers to the various Funds. The Trustees noted that they were satisfied with the portfolio management and other management services being provided to the Funds by the Adviser. The Trustees noted their cooperative relationship with the Adviser. The Trustees next discussed the Adviser’s personnel, in particular those dedicated to portfolio management and fund matters. The Trustees then discussed the Adviser’s compliance program, the resources allocated to compliance matters and the responsiveness of the Adviser to issues raised by the Trust’s chief compliance officer. Additionally, the Trustees noted that there not any recent litigations or regulatory investigations related to the Adviser. A representative of the Adviser provided an overview of the Adviser’s financial status and reviewed the Adviser’s resources in providing services to the Funds. The Trustees, including the Independent Trustees, concluded that the nature and extent of services provided by the Adviser was satisfactory, and that the overall quality of services was excellent. The Trustees also concluded that the Adviser has the appropriate resources to continue to provide quality advisory services to the Funds.

As to the performance of the Funds, the Trustees considered performance data presented by the Adviser showing the relevant Fund’s performance over various periods ended March 31, 2018 and May 29, 2018. Information regarding each Fund’s performance was compared to the performance of the Fund and its Morningstar category (the “Peer Group”) and the Fund’s benchmark index. The Trustees considered the percentile ranking by Morningstar category for each of the Funds. The Trustees also considered charts comparing each Fund’s 1-year and 3-year returns to those of its Peer Group over rolling 1- and 3-year periods, as well as charts comparing each Fund’s 1-year and 3-year total returns and standard deviations to those of its Peer Group. The Board also reviewed the Adviser’s expectations as to each Fund’s risk/return profile as measured by its standard deviation as opposed to its benchmark.

The Trustees recognized that the Equity Income Fund had slightly underperformed the S&P 500 Index for the 3-year period but had recently significantly outperformed the Index more recently for the 1-year period benchmark, the S&P 500 Index, for the 3-year period but had also outperformed the Index for 1-year period. With respect to the Opportunity Fund, the Trustees noted that the Fund had outperformed the Russell 2500 Index for the 1 year and 3-year periods. The Board next discussed the performance of the Realty Fund, noting that it had also outperformed its benchmark for the 1-year and 3-year periods. The Trustees noted the International Fund slightly underperformed its benchmark for each of the periods. Next, the Trustees reviewed the performance of the Fixed Income Fund, noting that the Fund’s returns has slightly lagged those of its benchmark, the Barclays U.S. Aggregate Bond Index. The Trustees noted that the Municipal Income Fund had outperformed the Barclays 5-year GO Index for the 1-year, 3-year and 5-year periods. After discussion, the Trustees agreed that each of the Funds had reasonable performance.

The Trustees then reviewed each of the Institutional Funds. They noted that the Short Duration Bond Fund had outperformed its benchmark, the Bank of America Merrill Lynch 1 to 3 year U.S. Corporate and Government Index, for each of the 1, 3 and 5-year periods. Next, the Trustees discussed the performance of the Intermediate Bond Fund, noting that it had outperformed the Barclays Intermediate U.S. Government Credit Index for all periods as well. With respect to the Core Bond Fund, the Board noted that the Fund had also outperformed the Barclays U.S. Aggregate

REVIEW AND RENEWAL OF THE MANAGEMENT AGREEMENTS

Index for the 1, 3, 5-year periods. The Trustees next discussed the performance for the Enhanced Return Fund. The Board reviewed its performance, noting that the Enhanced Return Fund slightly lagged its benchmark, the S&P 500 Index, for the 1, 3 and 5-year periods. After discussion, the Trustees indicated that it was their consensus all four of these Funds had satisfactory performance given their respective investment objectives and strategies.

As to the cost of the services provided and the profits realized by the Adviser from the relationship with the Funds, the Trustees reviewed the fees paid to the Adviser for the fiscal year ended December 31, 2017 by the Funds. The Trustees also reviewed a report from the Adviser that included a percentile ranking of the expense ratio of each Fund compared to the average expense ratios of the funds in the applicable Morningstar category. As in past years, the Board noted that total expense ratio was a more meaningful comparison than the actual advisory fee because the Management Agreements for the Funds have a unitary fee structure where the Adviser pays substantially all of the expenses of each Fund and is compensated with a single fee (noting that most of the funds in the Peer Group comparisons do not share this structure). The expense ratios for Realty Fund, Municipal Income Fund, Short Duration Bond Fund, Intermediate Bond Fund, Core Bond Fund and Enhanced Return Fund were well below the mean, while expense ratios for Equity Income Fund, Opportunity Fund, Fixed Income Fund and International Fund were slightly above the averages for their respective categories. The Trustees noted the contractual fee waivers which were in effect during the period for the Short Duration Bond Fund, the Intermediate Bond Fund and the Core Bond Fund as well as the overall fees paid to the Adviser by each Fund for the period. The Trustees also discussed the profitability of each of the Funds to the Adviser and the profitability of the Adviser in the aggregate with respect to the Funds. Representatives of the Adviser reported on the Adviser’s profitability on a fund by fund basis. The Trustees, including the Independent Trustees, concluded that the Management Fee payable by each Fund was reasonable and that the Adviser’s level of profitability from its relationship with the Funds is not excessive.

The Trustees then reviewed economies of scale. The Trustees considered that because the Funds’ expense ratios were reasonable, and given the asset levels of the Funds and other information, that there were no excessive profits being derived from any of the Funds by the Adviser as a result of its management of the Funds. The Board also noted that the Adviser had agreed to extend its contractual fee waiver with respect to the Core Bond, Short Duration and Intermediate Bond Funds for another year. The Trustees and representatives from the Adviser again agreed to discuss the possibility of fee breakpoints in the future, depending on the asset level of a Fund. After a discussion, the Trustees concluded that no breakpoints are necessary at this time.

After a discussion, the Trustees concluded and agreed, including all Independent Trustees, that renewal of each Management Agreement was in the best interests of the each Fund and its shareholders. Accordingly, the Board renewed the Management Agreements for an additional year.

ADDITIONAL INFORMATION
June 30, 2018 – Unaudited

Proxy Disclosure

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Code of Ethics

The Trust’s Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds
3777 West Fork Road
Cincinnati OH 45247

TRUSTEES AND OFFICERS (Unaudited)

Information pertaining to the Trustees and Officers of the Funds is provided below. Trustees who are not deemed to be interested persons of the Funds, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Funds are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170.

Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held During the Past Five Years
Interested Trustee
Timothy E. Johnson (76) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Chairman of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati; previously President of the Adviser until October 2013.	10	None

Independent Trustees
Ronald H. McSwain (75) 3777 West Fork Road Cincinnati, Ohio 45247	Chairman and Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	10	None
John R. Green (75) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company	10	None
James J. Berrens (52) 3777 West Fork Rd Cincinnati, OH 45247	Trustee	Since 2006	Chief Executive Officer since May 2015, Chief Financial Officer September 2010 to May 2015 for Christian Community Health	10	None
Dr. Jeri B. Ricketts (60) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2013	Director of Carl H. Lindner Honors-PLUS Program, University of Cincinnati, since 2002; Associate Professor in Accounting, University of Cincinnati since 1986.	10	None

TRUSTEES AND OFFICERS (Unaudited)

Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held During the Past Five Years
Officers
Jason O. Jackman (47) 3777 West Fork Rd. Cincinnati, Ohio 45247	President	Since 2013	President and Chief Investment Officer of the Adviser since October 2013; Director of Fixed Income and Institutional Management March 2004 to October 2013.	N/A	N/A
Dale H. Coates (59) 3777 West Fork Road Cincinnati, Ohio 45247	Vice President	Since 1992	Portfolio Manager of the Trust’s Adviser	N/A	N/A
Marc E. Figgins (54) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Financial Officer and Treasurer	Since 2002	Mutual Funds Manager for Johnson Financial, Inc.	NA	NA
Scott J. Bischoff (52) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Director of Operations of the Trust’s Adviser; Chief Compliance Officer of the Adviser	NA	NA
Jennifer J. Kelhoffer (46) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary	Since 2007	Compliance Associate for the Adviser since March 2006	NA	NA

Trustees and Officers

Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Interested Trustee
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Jeri B. Ricketts	Independent Trustee
Jason Jackman	President
Dale H. Coates	Vice President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	Chief Financial Officer, Treasurer
Jennifer J. Kelhoffer	Secretary

Transfer Agent and Fund Accountant

Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170

Custodian

US Bank
425 Walnut Street
Cincinnati, Ohio 45202

Independent Registered Public Accounting Firm

Cohen & Company
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel

Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds' prospectus, which illustrates each Fund's objectives, policies, management fees, and other information that may be helpful in making an investment decision.

Investment Company Act #811-7254

Semi-Annual
Report

June 30, 2018

(Unaudited)

t	Johnson Institutional Short Duration Bond Fund
t	Johnson Institutional Intermediate Bond Fund
t	Johnson Institutional Core Bond Fund
t	Johnson Enhanced Return Fund

Johnson Mutual Funds Trust
3777 West Fork Road  |  Cincinnati, OH  |  45247
(513) 661-3100   (800) 541-0170   fax (513) 661-4901

www.johnsonmutualfunds.com

JOHNSON MUTUAL FUNDS
June 30, 2018 – Unaudited

JOHNSON MUTUAL FUNDS
June 30, 2018 – Unaudited

July 2018

We are pleased to present you with the Johnson Mutual Funds’ June 30, 2018 Semi-Annual Report. On the following pages, we have provided commentary on the performance of each of the Funds in the first half of 2018 as well as the relative performance compared to an appropriate index.

The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.

U.S. Stocks Advance, but Emerging Markets Drag Down International Stocks

U.S. large cap technology companies continued driving overall stock markets higher in the first half of 2018. The NASDAQ Index, largely made up of tech and consumer discretionary stocks, has outperformed the broader S&P 500 Index for six quarters in a row. International stocks were weak, particularly in emerging markets. Ongoing global trade concerns, a rising U.S. dollar, rising U.S. interest rates, and rising crude oil prices led to poor performance in emerging market stocks.

The tech leadership continued despite the heated rhetoric on trade policy. Historically, tech companies have been more insulated from trade battles, but that dynamic may be changing. President Trump has made clear that intellectual property theft is one of his primary concerns as it relates to trade relations with China. In addition, tech companies now represent a far greater share of the economy than in the past.

Still, the narrow leadership of tech stocks over the last several quarters has caused some concern that the broader market would take a larger hit when tech stock performance turns. In addition to potential fallout from tariffs and trade policy changes, tech companies are facing increasing scrutiny from the government and a stronger dollar. With more than half of their sales coming from overseas, tech companies are vulnerable as foreign revenues translate to fewer U.S. dollars.

Global Trade: Lots of Tough Talk, Limited Action So Far

Along with central bank policy, global trade is the key issue for the markets in the second half of 2018 and beyond. While there has been a lot of attention, headlines, and debate on the topic, very little has actually been done so far. It is clear President Trump believes unfair global trade practices have harmed American businesses and caused American jobs to move overseas. His stated objective is to level the playing field and ultimately bring jobs and industry back to the U.S.

So far, the amount of tariffs that have been implemented versus threatened remains small. But Trump’s recent actions demonstrate his commitment to take action. At first, the Trump administration placed tariffs on just a small fraction of U.S. imports. But after foreign powers, particularly China and Europe, responded in kind with their own threats, Trump has turned up the heat. As of today Trump has threatened tariffs on nearly one-third of total U.S. imports, and nearly everything imported from China.

It is impossible to predict the extent to which tariffs and other policy changes will actually impact the global economy. This is especially true given the difficulty of predicting the effect on business and consumer confidence. But the direct hit to U.S. economic growth would likely be modest. Most economists are predicting that U.S. GDP growth would slow by less than 0.5%. It’s also likely inflation would temporarily move slightly higher, reflecting the one-time adjustments for tariffs.

The effect on certain industries is more easily predicted. Automotive companies, some technology companies, and manufacturing companies that use steel and/or aluminum inputs are likely to suffer the most. Already, some companies have provided details on how these tariffs harm their business. In some cases companies have warned they may shift production abroad to avoid them.

Growth in Earnings, Economy Tempered by Risk Awareness

Meanwhile, corporate earnings as well as economic growth have been healthy. The first quarter earnings season produced strong results, with revenues, margins, and earnings numbers all impressive. On top of that, the economy continues to perform well. However, several potential headwinds combined to temper the market’s enthusiasm. The trade war topic is front-and-center, but others are in play.

One of the biggest questions facing investors now is where we stand in the economic cycle. The current period of expansion is nearly ten years old, one of the longest in American history. Age alone doesn’t send the economy into decline. But the length of the expansion increases the difficulty of overcoming the various risks facing it. The passage of tax reform brought a potential boost, but there is some concern that any improvement may only be temporary. Such government stimulus is typically more impactful when the economy is closer to a low point, and may have come too late in the cycle to make much difference.

1

JOHNSON MUTUAL FUNDS
June 30, 2018 – Unaudited

Rising interest rates are another headwind to further growth. Rates rose again in the first half of the year. The ten-year U.S. Treasury yield has hovered near 3%, its highest level in nearly seven years. But with inflation data showing signs of acceleration, and the Fed indicating more rate hikes are likely in 2018, rates could be headed higher in the months ahead. Central banks overseas also plan to take steps to normalize policy. And finally, a rising U.S. dollar, rising oil prices, and emerging market volatility are other headwinds that could slow the economy’s momentum.

We want you to know how much we appreciate the confidence you have placed in us for your investment needs. As always, please feel free to call us at (513) 661-3100 or (800) 541-0170 with your comments or questions. Thank you.

Sincerely,

Jason Jackman, President

2

JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND
Performance Review – June 30, 2018 Unaudited

The Johnson Institutional Short Duration Bond Fund provided a total return of -0.06% in the first half of 2018, trailing the Bank of America/Merrill Lynch 1–3 Year US Corporate & Government Index’s 0.10% return.

Short duration bond yields began the year at somewhat elevated levels and continued to rise further as solid domestic economic growth and steady inflation enabled the Federal Reserve to continue tightening monetary policy. The Fed enacted two additional 25 basis point rate hikes and continued with its well telegraphed plan to slow the amount of securities it would reinvest from its balance sheet. The fund has maintained a duration neutral to that of its benchmark, which had a limited effect on relative returns as rates moved higher.

Credit spreads began the year at tight levels after narrowing consistently throughout 2017. Spreads began to widen in February, however, the market grew increasingly concerned over the President’s threat to enact significant new tariffs. Sector performance was evenly distributed across industrials, utilities, and financials. While the Fund’s overweight position in corporate bonds was a headwind to performance relative to its benchmark so far this year. Its focus on high quality credits with lower spread volatility was helpful. More than 60% of the Fund’s bond allocation consists of investment-grade rated corporate securities which is greater than the Fund’s benchmark index. For that reason, the yield is traditionally higher in the Fund. Over time, this yield advantage is critical to the Fund’s ability to outperform its benchmark. It can also be a helpful strategy to protect against rising interest rates.

Looking forward into the second half of the year we expect the Fed will likely continue to tighten monetary policy. Economic growth should continue to remain anchored by last year’s fiscal stimulus package. Corporate tax cuts have incentivized businesses to spend on capital investment which has caused manufacturing activity to accelerate. The consumer should continue to benefit from lower tax burdens, rising wages and solid job creation. The economic optimism may, however, be somewhat offset by uncertainty related to trade policy. Overall, the economic backdrop should continue to support credit spreads, though the amount of tightening from current levels is likely somewhat limited. The Fund’s duration is neutral to that of its benchmark, but the addition of securities such as floating rate and step-up coupon bonds will help serve as a cushion to rising rates. Finally, we anticipate modest upward pressure on short term bond yields, leading to a slightly muted total return outlook. However, the potential move upward should provide an opportunity to enhance the Fund’s yield over time.

Average Annual Total Returns as of June 30, 2018
	Short Duration Bond Fund Class I	Short Duration Bond Fund Class F*	Bank of America/ Merrill Lynch 1–3 Year Gov’t/Corp Index
Six Month	-0.06%	0.30%*	0.10%
One Year	0.41%	n/a	0.23%
Five Years	1.26%	n/a	0.87%
Ten Years	2.34%	n/a	1.66%

*	Inception date for Class F shares was May 1, 2018. A high level of income over the long term consistent with capital preservation is the objective of the Johnson Institutional Short Duration Bond Fund. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Merrill Lynch 1–3 Year Government/Corporate Index is the established benchmark. A shareholder cannot invest directly in the Merrill Lynch 1–3 Year Government/Corporate Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

3

JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND
Performance Review – June 30, 2018 Unaudited

The Johnson Institutional Intermediate Bond Fund provided a total return of -1.04% in the first half of 2018, trailing the Bloomberg Barclays Capital Intermediate Government Credit Index’s -0.97% return.

Bond yields began the year at somewhat low levels, and the Fund maintained a shorter duration relative to its benchmark as a result. Solid domestic economic growth and steady inflation enabled the Federal Reserve to continue tightening monetary policy. The Fed enacted two additional 25 basis point rate hikes and continued with its well telegraphed plan to slow the amount of securities it would reinvest from its balance sheet. This caused the short end of the yield curve to move sharply higher. Longer dated interest rates rose as well, but at a much more modest pace. The Fund’s overweight position to longer dated bonds was helpful relative to its benchmark.

Credit spreads began the year at tight levels after narrowing consistently throughout 2017. Spreads began to widen in February, however, the market grew increasingly concerned over the President’s threat to enact significant new tariffs. Sector performance was evenly distributed across industrials, utilities, and financials. Intermediate credit spreads widened less than longer dated credit spreads and the Fund benefited from its underweight position in long maturity corporate bonds. While the Fund’s overweight position to corporate bonds was a headwind to performance relative to its benchmark so far this year, its focus on high quality credits with lower spread volatility was helpful. More than half of the Fund’s bond allocation consists of investment-grade rated corporate securities which is greater than the Fund’s benchmark index. For that reason, the yield is traditionally higher in the Fund. Over time, this yield advantage is critical to the Fund’s ability to outperform its benchmark. It can also be a helpful strategy to protect against rising interest rates.

Looking forward into the second half of the year we expect the Fed will likely continue to tighten monetary policy. Economic growth should continue to remain anchored by last year’s fiscal stimulus package. Corporate tax cuts have incentivized businesses to spend on capital investment which has caused manufacturing activity to accelerate. The consumer should continue to benefit from lower tax burdens, rising wages and solid job creation. The economic optimism may be somewhat offset by uncertainty related to trade policy. Overall, the economic backdrop should continue to support credit spreads, though the amount of tightening from current levels is likely to be somewhat limited. The Fund’s duration is neutral to that of its benchmark, but the addition of securities such as floating rate and step-up coupon bonds will help serve as a cushion to rising rates. Inflation expectations remain below historical averages, and the Fund’s position in Treasury Inflation Protected Securities will benefit as inflation rebounds. Finally, we anticipate continued upward pressure on short term bond yields, leading to a slightly muted total return outlook. However, the potential move upward should provide an opportunity to enhance the Fund’s yield over time.

Average Annual Total Returns as of June 30, 2018
	Intermediate Bond Fund Class I	Intermediate Bond Fund Class F*	Bloomberg Barclays Capital Intermediate Government Credit Index
Six Month	-1.04%	0.57%*	-0.97%
One Year	-0.07%	n/a	-0.69%
Five Years	2.32%	n/a	1.60%
Ten Years	3.81%	n/a	3.08%

*	Inception date for Class F shares was May 1, 2018. A high level of income over the long term consistent with capital preservation is the objective of the Johnson Institutional Intermediate Bond Fund. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Bloomberg Barclays Capital Intermediate Government Credit Index is the established benchmark. A shareholder cannot invest directly in the Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

4

JOHNSON INSTITUTIONAL CORE BOND FUND
Performance Review – June 30, 2018 Unaudited

The Johnson Institutional Core Bond Fund provided a total return of -1.52% in the first half of 2018, slightly ahead of the Bloomberg Barclays Capital Aggregate Index’s -1.62% return.

Bond yields began the year at somewhat low levels, and the Fund maintained a shorter duration relative to its benchmark as a result. Solid domestic economic growth and steady inflation enabled the Federal Reserve to continue tightening monetary policy. The Fed enacted two additional 25 basis point rate hikes and continued with its well telegraphed plan to slow the amount of securities it would reinvest from its balance sheet. This caused the short end of the yield curve to move sharply higher. Longer dated interest rates rose as well, but at a much more modest pace. The Fund’s overweight position to longer dated bonds was helpful relative to its benchmark.

Credit spreads began the year at tight levels after narrowing consistently throughout 2017. Spreads began to widen in February, however, the market grew increasingly concerned over the President’s threat to enact significant new tariffs. Sector performance was evenly distributed across industrials, utilities, and financials. Intermediate credit spreads widened less than longer dated credit spreads and the Fund benefited from its underweight position in long maturity corporate bonds. While the Fund’s overweight position in corporate bonds was a headwind to performance relative to its benchmark so far this year, its focus on high quality credits with lower spread volatility was helpful. More than half of the Fund’s bond allocation consists of investment-grade rated corporate securities which is greater than the Fund’s benchmark index and a key reason why the yield is traditionally higher in the Fund. Over time, this yield advantage is critical to the Fund’s ability to outperform its benchmark. It can also be a helpful strategy to protect against rising interest rates.

Looking forward into the second half of the year we expect the Fed will likely continue to tighten monetary policy. Economic growth should continue to remain anchored by last year’s fiscal stimulus package. Corporate tax cuts have incentivized businesses to spend on capital investment which has caused manufacturing activity to accelerate. The consumer should continue to benefit from lower tax burdens, rising wages and solid job creation. The economic optimism may be somewhat offset by uncertainty related to trade policy. Overall, the economic backdrop should continue to support credit spreads, though the amount of tightening from current levels is likely to be somewhat limited. The Fund’s duration is neutral to that of its benchmark, but the addition of securities such as floating rate and step-up coupon bonds will help serve as a cushion to rising rates. Inflation expectations remain below historical averages, and the Fund’s position in Treasury Inflation Protected Securities will benefit as inflation rebounds. Finally, we anticipate continued upward pressure on short term bond yields, leading to a slightly muted total return outlook. However, the potential move upward should provide an opportunity to enhance the Fund’s yield over time.

Average Annual Total Returns as of June 30, 2018
	Core Bond Fund Class I	Core Bond Fund Class F*	Bloomberg Barclays Capital Aggregate Index
Six Month	-1.52%	0.78%*	-1.62%
One Year	-0.29%	n/a	-0.54%
Five Years	2.83%	n/a	2.27%
Ten Years	4.60%	n/a	3.73%

*	Inception date for Class F shares was May 1, 2018. A high level of income over the long term consistent with capital preservation is the objective of the Johnson Institutional Core Bond Fund and the primary assets are investment-grade government and corporate bonds. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Bloomberg Barclays Capital Aggregate Index is the established benchmark. A shareholder cannot invest directly in the Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

5

JOHNSON ENHANCED RETURN FUND
Performance Review – June 30, 2018 Unaudited

The Johnson Enhanced Return Fund provided a total return of 1.21% in the first of 2018, trailing the S&P 500 Index’s 2.65% return. The Fund’s underperformance was driven by rising short and intermediate bond yields which muted total returns in the bond portion of the portfolio. Reminder that the Fund uses futures contracts to replicate the S&P 500, and a bond portfolio to enhance the Fund’s returns.

Stock markets experienced volatility during the first half of 2018 as solid economic growth and strong earnings competed with headwinds from higher interest rates and talk of trade wars. The market experienced a 10% correction early in the year, and then fully recovered to close out the first half with a positive return. Returns were mixed by sector, with Consumer Discretionary and Technology posting double-digit gains while Consumer Staples and Telecom experienced losses of over 8%. Meanwhile, the Federal Reserve hiked interest rates an additional 25 basis points twice during the first half of the year and continued to allow securities to gradually mature from its balance sheet. Although incoming economic and inflation data may influence their outlook, the Fed anticipates a continued gradual tightening of monetary policy. The pace of potential rate increases continues to be instrumental in our strategic positioning of the underlying bond portfolio.

Short duration bond yields began the year at somewhat elevated levels and continued to rise further as solid domestic economic growth and steady inflation enabled the Federal Reserve to continue tightening monetary policy. Although the Fund maintained a relatively short duration stance to guard against rising interest rates, the increase in government bond yields contributed to the Fund’s underperformance relative to its benchmark. In addition, the fund’s corporate bond holdings detracted from relative performance as spreads widened during the first half of 2018. The Fund continues to have a yield advantage over the cost of carry in the futures contracts due to the upward sloping yield curve and increasingly attractive corporate yield spreads. More than half of the Fund’s bond allocation consists of investment-grade rated corporate securities. Over time, this yield advantage is critical to the Fund’s ability to outperform its benchmark. It can also be a helpful strategy to protect against rising rates.

Looking forward into the second half of the year we expect the Fed will likely continue to tighten monetary policy. The Fund is positioned defensively against this risk, maintaining a short duration stance and holding securities such as floating rate and step-up coupon bonds which will help serve as a cushion to higher rates. Economic growth should continue to remain anchored by last year’s fiscal stimulus package. Corporate tax cuts have incentivized businesses to spend on capital investment which has caused manufacturing activity to accelerate. The economic optimism may be somewhat offset by uncertainty related to trade policy. Overall, the economic backdrop should continue to support credit spreads, though the amount of tightening from current levels is likely somewhat limited. Finally, although we anticipate modest upward pressure on short and intermediate bond yields to develop over time, this should provide an opportunity to extend duration in the future and further enhance the Fund’s yield advantage.

Average Annual Total Returns as of June 30, 2018
	Enhanced Return Fund	S&P 500 Index
Six Month	1.21%	2.65%
One Year	12.28%	14.56%
Five Years	13.43%	13.42%
Ten Years	11.12%	10.18%

Outperforming the Fund’s benchmark, the S&P 500 Index, over a full market cycle is the objective of the Johnson Enhanced Return Fund and the primary assets are stock index futures contracts and short-term investment-grade fixed income securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. A shareholder cannot invest directly in the S&P 500 Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

6

JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND
Portfolio of Investments as of June 30, 2018 – Unaudited

Fixed Income Securities – Bonds	Face Value	Fair Value
Corporate Bonds:
American Express Credit, 2.250% Due 05/05/2021	2,750,000	$2,672,260
Bank of America Corp., 3.300% Due 01/11/2023	2,900,000	2,857,457
AON Corp., 5.000% Due 09/30/2020	2,575,000	2,664,499
BB&T Corp., 5.250% Due 11/01/2019	2,400,000	2,465,859
Chubb INA Holdings Inc., 2.300% Due 11/03/2020	2,800,000	2,750,173
Goldman Sachs Group, 7.500% Due 02/15/2019	2,200,000	2,260,771
Huntington Bancshares, 2.300% Due 01/14/2022	2,500,000	2,400,784
JP Morgan Chase & Co., 3.375% Due 05/01/2023	1,000,000	976,703
JP Morgan Chase & Co., 4.500% Due 01/24/2022	2,000,000	2,068,824
Keycorp, 5.100% Due 03/24/2021	1,500,000	1,566,127
Manufacturers & Traders Trust Co., 2.300% Due 01/30/2019	2,700,000	2,694,189
Morgan Stanley, 5.500% Due 07/28/2021	2,500,000	2,645,460
MUFG Americas Holdings Corp., 2.250% Due 02/10/2020	1,630,000	1,605,766
MUFG Union Bank NA, 2.250% Due 05/06/2019	1,495,000	1,486,925
National City Corp., 6.875% Due 05/15/2019	2,400,000	2,479,609
Prudential Financial Inc., 5.375% Due 06/21/2020	750,000	780,485
Suntrust Banks Inc., 2.900% Due 03/03/2021	2,500,000	2,469,401
Travelers Companies Inc., 5.900% Due 06/02/2019	1,500,000	1,542,945
Wells Fargo & Co., 3.450% Due 02/13/2023	2,800,000	2,744,089
27.0% – Total Finance		$41,132,326
AT&T Inc., 3.600% Due 02/17/2023	2,400,000	2,364,507
BP Capital Markets PLC, 4.750% Due 03/10/2019	1,965,000	1,993,428
BP Capital Markets PLC, 2.241% Due 09/26/2018	1,000,000	999,653
Burlington Northern Santa Fe, 4.700% Due 10/01/2019	1,500,000	1,533,933
Caterpillar Financial, 1.800% Due 11/13/2018	2,900,000	2,892,073

Fixed Income Securities – Bonds	Face Value	Fair Value
Chevron Corp. (3 month LIBOR + 0.950%)*, 3.280% Due 05/16/2021	1,000,000	$1,023,515
CVS Health Corp., 4.125% Due 05/15/2021	2,477,000	2,520,784
Eaton Electric Holdings, 3.875% Due 12/15/2020	2,409,000	2,440,215
Emerson Electric Co., 4.250% Due 11/15/2020	1,200,000	1,229,653
General Electric Capital Corp. (3 month LIBOR + 1.000%)*, 3.341% Due 03/15/2023	3,500,000	3,540,602
Johnson Controls International PLC, 3.750% Due 12/01/2021	1,476,000	1,488,410
Johnson Controls International PLC, 5.000% Due 03/30/2020	1,025,000	1,054,465
Kroger Co., 6.150% Due 01/15/2020	2,000,000	2,089,224
Norfolk Southern Corp., 5.900% Due 06/15/2019	2,500,000	2,567,853
Shell International, 4.375% Due 03/25/2020	2,800,000	2,872,822
Union Pacific Corp., 2.250% Due 02/15/2019	1,492,000	1,487,997
Verizon Communications, 5.150% Due 09/15/2023	2,600,000	2,765,107
22.9% – Total Industrial		$34,864,241
Duke Energy Corp., 5.050% Due 09/15/2019	2,494,000	2,551,002
Enterprise Products, 3.350% Due 03/15/2002	500,000	492,655
Enterprise Products, 6.500% Due 01/31/2019	2,000,000	2,041,680
Eversource Energy, 2.500% Due 03/15/2021	700,000	685,709
Eversource Energy, 2.750% Due 03/15/2022	1,330,000	1,296,873
Georgia Power Co., 2.850% Due 05/15/2022	1,600,000	1,568,111
Georgia Power Co., 4.250% Due 12/01/2019	1,040,000	1,059,197
Interstate Power & Light, 3.650% Due 09/01/2020	2,600,000	2,626,464
National Rural Utilites Corp., 1.500% Due 11/01/2019	1,000,000	982,461
National Rural Utilites Corp., 2.300% Due 11/15/2019	1,000,000	992,885
National Rural Utilites Corp., 2.350% Due 06/15/2020	1,000,000	986,614
Berkshire Hathaway Energy Co., 2.400% Due 02/01/2020	1,600,000	1,586,969

The accompanying notes are an integral part of these financial statements.

7

JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND
Portfolio of Investments as of June 30, 2018 – Unaudited

Fixed Income Securities – Bonds	Face Value	Fair Value
Northern Natural Gas Co.**, 5.750% Due 07/15/2018	1,280,000	$1,281,437
NStar, 4.500% Due 11/15/2019	600,000	610,977
Virginia Electric & Power Co., 5.000% Due 06/30/2019	2,500,000	2,547,975
Xcel Energy Inc., 4.700% Due 05/15/2020	2,566,000	2,621,176
15.7% – Total Utilities		$23,932,185
65.6% Total Corporate Bonds		$99,928,752
United States Government Treasury Obligations
Treasury Bond, 1.250% Due 04/30/2019	1,000,000	991,211
Treasury Note, 1.500% Due 05/31/2020	2,300,000	2,255,617
Treasury Note, 1.625% Due 08/31/2022	2,200,000	2,106,930
Treasury Note, 1.625% Due 03/31/2019	2,000,000	1,990,313
Treasury Note (TBill 13-week auction high rate + 0.140%)*, 2.130% Due 01/31/2019	3,850,000	3,854,030
Treasury Note (TBill 13-week auction high rate + 0.033%)*, 2.023% Due 04/30/2020	3,800,000	3,799,321
9.9% – Total United States Government Treasury Obligations		$14,997,422
United States Government Agency Obligations
FHLMC Step-up*, 1.350% Due 07/27/2021	1,800,000	1,746,317
FHLMC Step-up*, 1.500% Due 08/24/2021	1,500,000	1,472,054
FHLMC Step-up*, 1.750% Due 11/23/2021	2,000,000	1,964,852
FHLMC Step-up*, 3.000% Due 06/28/2023	1,500,000	1,500,042
FHLMC Step-up*, 2.000% Due 05/10/2022	1,000,000	996,452
FHLMC Step-up*, 1.950% Due 06/21/2022	2,000,000	1,966,460
FHLMC Step-up*, 2.000% Due 07/12/2022	2,000,000	1,969,356
FHLMC Step-up*, 2.000% Due 07/18/2022	1,000,000	981,004
FHLMC Step-up*, 1.750% Due 07/26/2022	1,750,000	1,734,728
FHLMC Step-up*, 2.000% Due 10/27/2022	1,900,000	1,864,274

Fixed Income Securities – Bonds	Face Value	Fair Value
FHLMC Step-up*, 1.875% Due 09/29/2022	2,000,000	$1,958,588
11.9% – Total United States Government Agency Obligations		$18,154,127
United States Government Agency Obligations – Mortgage-Backed Securities
FHLMC 10/1 Hybrid ARM (12 month LIBOR + 1.860%)*, 3.306% Due 04/01/2042	378,486	382,631
FHLMC Series 2989 Class TG, 5.000% Due 06/15/2025	507,483	531,873
FHLMC Series 3925 Class VA, 4.000% Due 11/15/2022	22,115	22,086
FHLMC Series 4009 Class PA, 2.000% Due 06/15/2041	390,583	374,085
FHLMC Series 4017 Class MA, 3.000% Due 03/15/2041	385,908	378,242
FHLMC Pool G18642, 3.500% Due 04/01/2032	4,384,487	4,439,092
FNMA 7/1 Hybrid ARM (12 month LIBOR + 1.599%)*, 2.760% Due 02/01/2046	775,052	775,130
FNMA 7/1 Hybrid ARM (12 month LIBOR + 1.600%)*, 2.807% Due 12/01/2044	608,743	610,364
FNMA Series 2003-79 Class NJ, 5.000% Due 08/25/2023	319,014	329,695
FNMA Series 2013-6 Class BC, 1.500% Due 12/25/2042	1,214,917	1,176,535
FNMA Series 2017-30 Class G, 3.000% Due 07/25/2040	1,562,662	1,557,023
FNMA Pool MA0384, 5.000% Due 04/01/2030	698,445	740,507
GNMA Pool 2004-95 Class QA, 4.500% Due 03/20/2034	32,850	33,611
GNMA Pool 726475, 4.000% Due 11/15/2024	190,507	196,883
7.6% – Total United States Government Agency Obligations – Mortgage-Backed Securities		$11,547,757
Taxable Municipal Bonds
Kansas Development Finance Authority Revenue, 3.491% Due 04/15/2023	1,400,000	1,402,827
0.9% – Total For Taxable Municipal Bonds		$1,402,827
Total Fixed Income Securities 95.9%		$146,030,885
(Identified Cost $148,035,341)

The accompanying notes are an integral part of these financial statements.

8

JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND
Portfolio of Investments as of June 30, 2018 – Unaudited

Cash Equivalents	Shares	Fair Value
First American Government Obligation Fund, Class Z***	7,482,583	$7,482,583
Total Cash Equivalents 4.9%		$7,482,583
(Identified Cost $7,482,583)
Total Portfolio Value 100.8%		$153,513,468
(Identified Cost $155,517,924)
Liabilities in Excess of Other Assets -0.8%		$(1,257,301)
Total Net Assets 100.0%		$152,256,167
*	Variable Rate Security; the rate shown is as of June 30, 2018.
**	144A Restricted Security. The total fair value of such securities as of June 30, 2018, was $1,281,437 and represented 0.84% of net assets.
-	Northern Natural Gas Co. Bond, Lot 1, was purchased on October 12, 2012, for $1,223,180; price on June 30, 2018 was $100.112.
-	Northern Natural Gas Co. Bond, Lot 2, was purchased on January 15, 2013, for $72,413; price on June 30, 2018 was $100.112.
-	Northern Natural Gas Co. Bond, Lot 3, was purchased on November 26, 2014, for $249,766; price on June 30, 2018 was $100.112.
***	Variable Rate Security; as of June 30, 2018, the 7 day annualized yield was 1.76%.

ARM – Adjustable Rate Mortgage

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

9

JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND
Portfolio of Investments as of June 30, 2018 – Unaudited

Fixed Income Securities	Face Value	Fair Value
Corporate Bonds:
AON Corp., 4.000% Due 11/27/2023	2,116,000	$2,141,451
American Express Co., 3.000% Due 10/30/2024	2,000,000	1,908,300
BB&T Corp., 3.950% Due 03/22/2022	1,000,000	1,015,138
BB&T Corp., 5.250% Due 11/01/2019	1,000,000	1,027,441
Bank of America Corp., 3.248% Due 10/21/2027	2,500,000	2,329,926
Fifth Third Bancorp, 4.300% Due 01/16/2024	2,000,000	2,026,468
Huntington Bancshares, 2.300% Due 01/14/2022	2,000,000	1,920,627
JP Morgan Chase & Co., 3.875% Due 09/10/2024	2,000,000	1,981,452
Keycorp, 5.100% Due 03/24/2021	1,000,000	1,044,085
Keycorp, 4.100% Due 04/30/2028	1,000,000	992,046
Marsh & McLennan Co. Inc., 3.500% Due 06/03/2024	1,500,000	1,484,753
Morgan Stanley, 5.500% Due 07/28/2021	2,000,000	2,116,368
MUFG Americas Holdings Corp., 2.250% Due 02/10/2020	1,300,000	1,280,672
MUFG Americas Holdings Corp., 3.500% Due 06/18/2022	1,290,000	1,286,568
PNC Bank NA, 3.900% Due 04/29/2024	500,000	500,875
PNC Bank NA, 6.875% Due 05/15/2019	1,500,000	1,549,755
Prudential Financial Inc., 4.500% Due 11/15/2020	1,000,000	1,029,452
Suntrust Bank Inc., 4.000% Due 05/01/2025	2,000,000	2,009,531
US Bancorp, 3.100% Due 04/27/2026	1,500,000	1,414,774
US Bancorp, 3.600% Due 09/11/2024	1,000,000	987,880
Wells Fargo & Co., 4.300% Due 07/22/2027	1,400,000	1,379,681
Wells Fargo & Co., 4.480% Due 01/16/2024	1,220,000	1,244,410
24.1% – Total Finance		$32,671,653
AT&T Inc., 3.400% Due 05/15/2025	2,000,000	1,875,478
CVS Health Corp., 3.875% Due 07/20/2025	2,000,000	1,937,868

Fixed Income Securities	Face Value	Fair Value
Eaton Corp., 2.750% Due 11/02/2022	1,900,000	$1,844,712
General Electric Capital Corp. (3 month LIBOR + 0.950%)*, 3.341% Due 03/15/2023	2,950,000	2,984,222
Goodrich Corp., 4.875% Due 03/01/2020	1,000,000	1,026,833
Johnson Controls International PLC, 3.750% Due 12/01/2021	990,000	998,324
Johnson Controls International PLC, 3.900% Due 02/14/2026	1,000,000	987,047
Kroger Co., 3.500% Due 02/01/2026	1,800,000	1,711,431
Norfolk Southern Corp., 5.900% Due 06/15/2019	500,000	513,570
Shell International, 2.125% Due 05/11/2020	1,535,000	1,516,602
Target Corp., 2.500% Due 04/15/2026	2,000,000	1,837,677
Union Pacific Corp., 3.500% Due 06/08/2023	2,150,000	2,151,477
Verizon Communications, 4.672% Due 03/15/2055	1,782,000	1,582,657
15.5% – Total Industrial		$20,967,898
Berkshire Hathaway Energy Co., 3.750% Due 11/15/2023	1,000,000	1,012,079
Duke Energy Corp., 5.050% Due 09/15/2019	620,000	634,171
Duke Energy Ohio First Mortgage, 5.450% Due 04/01/2019	1,000,000	1,018,510
Enterprise Products, 3.750% Due 02/15/2025	1,860,000	1,841,854
Eversource Energy, 2.500% Due 03/15/2021	1,000,000	979,585
Eversource Energy, 2.800% Due 05/01/2023	550,000	529,688
Interstate Power & Light, 3.250% Due 12/01/2024	1,825,000	1,778,846
Georgia Power Co., 2.000% Due 03/30/2020	1,300,000	1,278,334
Georgia Power Co., 2.850% Due 05/15/2022	1,111,000	1,088,857
National Rural Utilities Corp., 2.150% Due 02/01/2019	2,000,000	1,994,047
National Rural Utilities Corp., 10.375% Due 11/01/2018	500,000	512,801
Northern Natural Gas **, 5.750% Due 07/15/2018	1,000,000	1,001,122
NStar, 4.500% Due 11/15/2019	500,000	509,148
Virginia Electric & Power, 5.000% Due 06/30/2019	2,000,000	2,038,380

The accompanying notes are an integral part of these financial statements.

10

JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND
Portfolio of Investments as of June 30, 2018 – Unaudited

Fixed Income Securities	Face Value	Fair Value
Xcel Energy Inc., 4.700% Due 05/15/2020	2,000,000	$2,043,006
13.5% – Total Utilities		$18,260,428
53.1% Total Corporate Bonds		$71,899,979
United States Government Treasury Obligations
Treasury Inflation Protected Security, 1.000% Due 02/15/2046	1,797,342	1,851,095
Treasury Note, 1.750% Due 11/30/2019	7,000,000	6,929,453
Treasury Note, 2.125% Due 11/30/2023	7,000,000	6,775,781
Treasury Note, 2.500% Due 05/15/2046	2,500,000	2,271,680
Treasury Note (TBill 13-week auction high rate + 0.048%)*, 2.038% Due 10/31/2019	2,000,000	2,001,244
Treasury Note (TBill 13-week auction high rate + 0)*, 1.990% Due 01/31/2020	6,500,000	6,498,426
19.4% – Total United States Government Treasury Obligations		$26,327,679
United States Government Agency Obligations
FHLMC Step-up*, 1.875% Due 07/12/2021	2,000,000	1,957,164
FHLMC Step-up*, 1.750% Due 10/28/2021	1,500,000	1,456,606
FHLMC Step-up*, 1.750% Due 11/23/2021	1,500,000	1,473,639
FHLMC Step-up*, 1.875% Due 06/15/2022	1,800,000	1,763,654
FHLMC Step-up*, 1.950% Due 06/21/2022	3,000,000	2,949,690
FHLMC Step-up*, 2.000% Due 07/12/2022	3,500,000	3,446,373
9.6% – Total United States Government Agency Obligations		$13,047,126
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC 10/1 Hybrid ARM (12 month LIBOR + 1.860%)*, 3.306% Due 04/01/2042	405,520	409,962
FHLMC Pool J12635, 4.000% Due 07/01/2025	398,714	409,911
FHLMC Series 2985 Class GE, 5.500% Due 06/15/2025	131,648	137,621
FHLMC Series 3946 Class LN, 3.500% Due 04/15/2041	786,767	787,683

Fixed Income Securities	Face Value	Fair Value
FHLMC Series 4017 Class MA, 3.000% Due 03/15/2041	157,514	$154,384
FHLMC Pool G08068, 5.500% Due 07/01/2035	217,789	236,233
FHLMC Pool G18642, 3.500% Due 04/01/2032	2,447,155	2,477,633
FNMA 10/1 Hybrid ARM (12 month LIBOR + 1.780%)*, 3.288% Due 12/01/2041	275,686	278,957
FNMA 7/1 Hybrid ARM (12 month LIBOR + 1.600%)*, 2.807% Due 12/01/2044	625,259	626,924
FNMA Pool AA4392, 4.000% Due 04/01/2039	306,430	314,663
FNMA Series 2015-37 Class BA, 3.000% Due 08/25/2044	1,677,808	1,659,879
FNMA Series 2016-39 Class LA, 2.500% Due 03/25/2045	1,168,488	1,121,092
FNMA Series 2016-99 Class TA, 3.500% Due 03/25/2036	937,826	947,088
FNMA Pool MA0384, 5.000% Due 04/01/2030	279,378	296,203
FNMA Series 2011-52 Class PC, 3.000% Due 03/25/2041	1,411,297	1,402,132
8.3% – Total United States Government Agency Obligations – Mortgage Backed Securities		$11,260,365
Taxable Municipal Bonds
Bowling Green State University Ohio Revenue, 5.330% Due 06/01/2020	725,000	753,152
Florida Atlantic University Capital Improvement Revenue, 7.589% Due 07/01/2037	1,000,000	1,087,370
Kansas Development Finance Authority Revenue, 4.091% Due 04/15/2027	3,000,000	3,062,280
Kentucky Asset Liability Commission Revenue, 4.104% Due 04/01/2019	1,000,000	1,009,970
Kentucky Asset Liability Commission Revenue, 5.339% Due 04/01/2022	300,000	314,748
University of Cincinnati Ohio General Receipts Revenue, 5.117% Due 06/01/2021	1,435,000	1,501,039
5.7% – Total Taxable Municipal Bonds		$7,728,559
Total Fixed Income Securities 96.1%		$130,263,708
(Identified Cost $132,145,135)

The accompanying notes are an integral part of these financial statements.

11

JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND
Portfolio of Investments as of June 30, 2018 – Unaudited

Preferred Stocks	Shares	Fair Value
Allstate Corp., 5.100% Due 01/15/2053	59,890	$1,557,739
Total Preferred Stocks 1.1%		$1,557,739
(Identified Cost $1,446,031)
Cash Equivalents
First American Government Obligation Fund, Class Z***	5,598,116	5,598,116
Total Cash Equivalents 4.1%		$5,598,116
(Identified Cost $5,598,116)
Total Portfolio Value 101.3%		$137,419,563
(Identified Cost $139,189,282)
Liabilities in Excess of Other Assets -1.3%		$(1,865,053)
Total Net Assets 100.0%		$135,554,510
*	Variable Rate Security; the rate shown is as of June 30, 2018.
**	144A Restricted Security. The total fair value of such securities as of June 30, 2018 was $1,001,122 and represented 0.74% of net assets.
-	Northern Natural Gas Co. Bond was purchased on October 12, 2012, for $1,223,180; price on June 30, 2018 was $100.112.
***	Variable Rate Security; as of June 30, 2018, the 7 day annualized yield was 1.76%.

ARM – Adjustable Rate Mortgage

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corporation

The accompanying notes are an integral part of these financial statements.

12

JOHNSON INSTITUTIONAL CORE BOND FUND
Portfolio of Investments as of June 30, 2018 – Unaudited

Fixed Income Securities	Face Value	Fair Value
Corporate Bonds:
American Express Co., 3.000% Due 10/30/2024	3,300,000	$3,148,695
American Express Co., 3.625% Due 12/05/2024	100,000	98,491
AON Corp., 3.500% Due 06/14/2024	750,000	729,548
AON Corp., 3.875% Due 12/15/2025	1,850,000	1,826,337
AON Corp., 4.000% Due 11/27/2023	1,000,000	1,012,028
Bank of America Corp., 3.248% Due 10/21/2027	5,000,000	4,659,852
BB&T Corp., 3.950% Due 03/22/2022	75,000	76,135
BB&T Corp., 5.250% Due 11/01/2019	2,500,000	2,568,603
Fifth Third Bancorp, 4.300% Due 01/16/2024	3,500,000	3,546,319
Huntington Bancshares, 2.300% Due 01/14/2022	225,000	216,070
Huntington Bancshares, 3.150% Due 03/14/2021	3,525,000	3,505,260
JP Morgan Chase & Co., 3.375% Due 05/01/2023	100,000	97,670
JP Morgan Chase & Co., 3.875% Due 09/10/2024	3,400,000	3,368,469
Keycorp, 4.100% Due 04/30/2028	2,000,000	1,984,093
Marsh & McLennan Co. Inc., 3.500% Due 06/03/2024	1,265,000	1,252,141
Morgan Stanley, 2.625% Due 11/17/2021	3,250,000	3,155,114
MUFG Americas Holdings Corp., 2.250% Due 02/10/2020	2,500,000	2,462,831
MUFG Americas Holdings Corp., 3.500% Due 06/18/2022	1,150,000	1,146,940
National City Bank NA, 6.875% Due 05/15/2019	1,745,000	1,802,882
Suntrust Bank Inc., 4.000% Due 05/01/2025	3,300,000	3,315,726
PNC Financial Services, 3.900% Due 04/29/2024	1,325,000	1,327,318
US Bancorp, 3.100% Due 04/27/2026	3,500,000	3,301,140
US Bancorp, 3.600% Due 09/11/2024	1,100,000	1,086,668
Wells Fargo & Co., 5.606% Due 01/15/2044	4,030,000	4,335,661
25.4% – Total Finance		$50,023,991

Fixed Income Securities	Face Value	Fair Value
AT&T Inc., 3.340% Due 05/15/2025	3,500,000	$3,282,087
CVS Health Corp., 3.875% Due 07/20/2025	3,300,000	3,197,481
Eaton Corp., 2.750% Due 11/02/2022	2,275,000	2,208,800
General Electric Capital Corp. (3 month LIBOR + 1.000%)*, 3.339% Due 04/15/2023	1,165,000	1,172,281
Georgia Power, 2.000% Due 03/30/2020	1,930,000	1,897,834
Georgia Power, 2.000% Due 09/08/2020	2,525,000	2,466,532
Johnson Controls International PLC, 3.625% Due 07/02/2024	1,225,000	1,207,921
Johnson Controls International PLC, 3.750% Due 12/01/2021	1,000,000	1,008,408
Johnson Controls International PLC, 3.900% Due 02/14/2026	1,000,000	987,047
Kroger Co., 4.000% Due 02/01/2024	150,000	150,342
Kroger Co., 3.500% Due 02/01/2026	3,300,000	3,137,623
McDonalds Corp., 3.625% Due 05/20/2021	545,000	551,425
Norfolk Southern Corp., 5.900% Due 06/15/2019	70,000	71,900
Union Pacific Corp., 3.500% Due 06/08/2023	2,800,000	2,801,923
Union Pacific Corp., 7.875% Due 01/15/2019	250,000	256,411
Verizon Communications, 4.672% Due 03/15/2055	3,379,000	3,001,010
13.9% – Total Industrial		$27,399,025
Berkshire Hathaway Energy Co., 3.750% Due 11/15/2023	2,120,000	2,145,608
Duke Energy Corp., 2.650% Due 09/01/2026	475,000	427,819
Duke Energy Corp., 3.550% Due 09/15/2021	2,825,000	2,836,583
Enterprise Products, 3.350% Due 03/15/2023	1,640,000	1,615,909
Enterprise Products, 3.750% Due 02/15/2025	1,275,000	1,262,561
Eversource Energy, 2.800% Due 05/01/2023	2,225,000	2,142,828
Interstate Power & Light, 3.400% Due 08/15/2025	225,000	218,784
Interstate Power & Light, 3.650% Due 09/01/2020	2,575,000	2,601,210

The accompanying notes are an integral part of these financial statements.

13

JOHNSON INSTITUTIONAL CORE BOND FUND
Portfolio of Investments as of June 30, 2018 – Unaudited

Fixed Income Securities	Face Value	Fair Value
National Rural Utilities Corp., 2.300% Due 11/15/2019	1,595,000	$1,583,652
National Rural Utilities Corp., 3.050% Due 02/15/2022	100,000	99,311
NStar, 4.500% Due 11/15/2019	1,000,000	1,018,295
Virginia Electric & Power Co., 2.950% Due 01/15/2022	390,000	385,712
Virginia Electric & Power Co., 3.450% Due 09/01/2022	2,315,000	2,316,162
Xcel Energy Inc., 3.300% Due 06/01/2025	725,000	701,389
Xcel Energy Inc., 4.700% Due 05/15/2020	2,290,000	2,339,242
11.0% – Total Utilities		$21,695,065
50.3% Total Corporate Bonds		$99,118,081
United States Government Treasury Obligations
Treasury Bond, 2.500% Due 02/15/2045	9,000,000	8,205,820
Treasury Bond, 2.750% Due 08/15/2047	2,150,000	2,051,654
Treasury Inflation Protected Security, 1.375% Due 02/15/2044	2,364,758	2,639,701
Treasury Note, 1.750% Due 11/30/2019	8,500,000	8,414,336
Treasury Note, 2.500% Due 05/15/2046	11,800,000	10,722,328
Treasury Note (TBill 13-week auction high rate + 0)*, 1.990% Due 01/31/2020	2,500,000	2,499,394
Treasury Note (TBill 13-week auction high rate + 0.033)*, 2.023% Due 04/30/2020	4,000,000	3,999,286
19.5% – Total United States Government Treasury Obligations		$38,532,519
United States Government Agency Obligations
FHLMC Step-up*, 1.875% Due 07/12/2021	1,650,000	1,614,660
FHLMC Step-up*, 1.350% Due 07/27/2021	100,000	97,018
FHLMC Step-up*, 1.500% Due 08/24/2021	5,225,000	5,127,653
FHLMC Step-up*, 1.750% Due 10/28/2021	125,000	121,384
FHLMC Step-up*, 2.000% Due 05/10/2022	2,000,000	1,992,904
FHLMC Step-up*, 2.000% Due 07/18/2022	200,000	196,201

Fixed Income Securities	Face Value	Fair Value
FHLMC Step-up*, 1.750% Due 07/26/2022	1,500,000	$1,486,909
FHLMC Step-up*, 1.875% Due 09/29/2022	200,000	195,859
FHLMC Step-up*, 2.000% Due 10/27/2022	1,000,000	981,197
FHLMC Step-up*, 3.000% Due 06/28/2023	2,500,000	2,500,070
7.2% – Total United States Government Agency Obligations		14,313,855
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC 10/1 Hybrid ARM (12 month LIBOR + 1.860%)*, 3.306% Due 04/01/2042	405,520	409,962
FHLMC Series 2985 Class GE, 5.500% Due 06/15/2025	115,192	120,418
FHLMC Series 3946 Class LN, 3.500% Due 04/15/2041	786,767	787,683
FHLMC Series 4017 Class MA, 3.000% Due 03/15/2041	315,027	308,769
FHLMC Series 4087 Class PT, 3.000% Due 07/15/2042	1,080,958	1,072,237
FHLMC Series 4161 Class QA, 3.000% Due 02/15/2043	242,858	238,058
FHLMC Series 4582 Class PA, 3.000% Due 11/15/2045	1,585,826	1,558,721
FHLMC Series 4689 Class DA, 3.000% Due 07/15/2044	1,882,475	1,850,802
FHLMC Pool G01880, 5.000% Due 08/01/2035	96,094	102,570
FHLMC Pool G06616, 4.500% Due 12/01/2035	193,465	202,214
FHLMC Pool G08068, 5.500% Due 07/01/2035	492,392	534,091
FHLMC Pool G09921, 4.000% Due 07/01/2024	261,349	268,715
FHLMC Pool G13596, 4.000% Due 07/01/2024	1,026,294	1,055,080
FHLMC Pool G18642, 3.500% Due 04/01/2032	3,670,733	3,716,449
FHLMC Pool G18667, 3.500% Due 11/01/2032	2,715,376	2,749,157
FNMA 10/1 Hybrid ARM (12 month LIBOR + 1.780%)*, 3.288% Due 12/01/2041	275,686	278,957
FNMA Series 2003-79 Class NJ, 5.000% Due 08/25/2023	195,116	201,648

The accompanying notes are an integral part of these financial statements.

14

JOHNSON INSTITUTIONAL CORE BOND FUND
Portfolio of Investments as of June 30, 2018 – Unaudited

Fixed Income Securities	Face Value	Fair Value
FNMA Series 2005-64 Class PL, 5.500% Due 07/25/2035	118,285	$126,455
FNMA Series 2011-53 Class DT, 4.500% Due 06/25/2041	290,916	307,728
FNMA Series 2013-21 Class VA, 3.000% Due 07/25/2028	986,172	979,261
FNMA Series 2013-83 Class MH, 4.000% Due 08/25/2043	440,361	455,788
FNMA Series 2014-20 Class AC, 3.000% Due 08/25/2036	793,423	789,038
FNMA Series 2014-28 Class PA, 3.500% Due 02/25/2043	417,815	421,838
FNMA Series 2015-72 Class GB, 2.500% Due 12/25/2042	1,344,392	1,313,290
FNMA Series 2016-39 Class LA, 2.500% Due 03/25/2045	2,960,169	2,840,100
FNMA Series 2016-79 Class L, 2.500% Due 10/25/2044	1,963,511	1,893,874
FNMA Series 2016-99 Class TA, 3.500% Due 03/25/2036	793,545	801,382
FNMA Series 2017-30 Class G, 3.000% Due 07/25/2040	2,734,659	2,724,791
FNMA Pool 1107, 3.500% Due 07/01/2032	980,963	995,642
FNMA Pool 889050, 6.000% Due 05/01/2037	351,970	387,839
FNMA Pool 995112, 5.500% Due 07/01/2036	188,964	205,627
FNMA Pool AA4392, 4.000% Due 04/01/2039	306,430	314,663
FNMA Pool AL9309, 3.500% Due 10/01/2031	1,070,441	1,085,651
FNMA Pool MA0384, 5.000% Due 04/01/2030	223,502	236,962
GNMA Pool 2009-124 Class L, 4.000% Due 11/20/2038	69,190	69,690
15.9% – Total United States Government Agency Obligations – Mortgage Backed Securities		$31,405,150
Taxable Municipal Bonds
Bowling Green State University Ohio Revenue, 5.330% Due 06/01/2020	750,000	779,122
Cincinnati Children’s Hospital Medical Center, 2.853% Due 11/15/2026	750,000	712,635
Florida Atlantic University Capital Improvement Revenue, 7.589% Due 07/01/2037	1,785,000	1,940,955

Fixed Income Securities	Face Value	Fair Value
Kansas Development Finance Authority Revenue, 3.741% Due 04/15/2025	3,705,000	$3,715,522
Kansas Development Finance Authority Revenue, 4.091% Due 04/15/2027	125,000	127,595
Kentucky Asset Liability Commission Revenue, 5.339% Due 04/01/2022	295,000	309,502
Kentucky Property and Buildings Commission Revenue, 5.373% Due 11/01/2025	590,000	635,725
Ohio Higher Education Facilities – Cleveland Clinic Health Systems, 3.849% Due 01/01/2022	945,000	967,444
Ohio Major New Infrastructure Revenue, 4.994% Due 12/15/2020	850,000	889,168
5.1% – Total Taxable Municipal Bonds		$10,077,668
Total Fixed Income Securities 98.0%		$193,447,273
(Identified Cost $197,729,307)

Preferred Stocks	Shares	Fair Value
Allstate Corp., 5.100% Due 01/15/2053	66,600	1,732,266
Total Preferred Stocks 0.9%		$1,732,266
(Identified Cost $1,637,083)
Cash Equivalents
First American Government Obligation Fund, Class Z**	710,614	710,614
Total Cash Equivalents 0.4%		$710,614
(Identified Cost $710,614)
Total Portfolio Value 99.3%		$195,890,153
(Identified Cost $200,077,004)
Other Assets in Excess of Liabilities 0.7%		$1,355,927
Total Net Assets 100%		$197,246,080
*	Variable Rate Security; the rate shown is as of June 30, 2018.
**	Variable Rate Security; as of June 30, 2018, the 7 day annualized yield was 1.76%.

ARM – Adjustable Rate Mortgage

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

15

JOHNSON ENHANCED RETURN FUND
Portfolio of Investments as of June 30, 2018 – Unaudited

Fixed Income Securities	Face Value	Fair Value
Corporate Bonds
Ace INA Holdings Inc., 5.900% Due 06/15/2019	679,000	$698,302
American Express Credit, 2.250% Due 05/05/2021	2,600,000	2,526,501
AON Corp., 5.000% Due 09/30/2020	2,500,000	2,586,892
Bank of America Corp., 3.300% Due 01/11/2023	2,700,000	2,660,391
BB&T Corp., 5.250% Due 11/01/2019	1,810,000	1,859,669
BB&T Corp., 6.850% Due 04/30/2019	1,000,000	1,034,060
Chubb INA Holdings Inc., 2.300% Due 11/03/2020	1,151,000	1,130,517
Huntington Bancshares, 2.300% Due 01/14/2022	1,500,000	1,440,470
Huntington Bancshares, 3.150% Due 03/14/2021	500,000	497,200
JP Morgan Chase & Co., 4.500% Due 01/24/2022	2,600,000	2,689,471
Key Bank NA, 2.350% Due 03/08/2019	500,000	498,559
Keycorp, 5.100% Due 03/24/2021	2,000,000	2,088,169
Mellon Funding Corp. (Bank of America), 5.500% Due 11/15/2018	1,500,000	1,515,485
Manufacturers & Traders Trust Co., 2.300% Due 01/30/2019	1,000,000	997,848
Morgan Stanley, 5.500% Due 07/28/2021	2,200,000	2,328,005
MUFG Americas Holdings Corp., 2.250% Due 02/10/2020	2,594,000	2,555,433
National City Bank NA, 6.875% Due 05/15/2019	2,600,000	2,686,243
Suntrust Banks Inc., 2.900% Due 03/03/2021	2,000,000	1,975,521
Travelers Companies Inc., 5.900% Due 06/02/2019	2,800,000	2,880,164
Wells Fargo & Co., 3.450% Due 02/13/2023	2,600,000	2,548,083
26.8% – Total Finance		$37,196,983
AT&T, 3.600% Due 02/17/2023	2,300,000	2,265,986
BP Capital Markets PLC, 4.750% Due 03/10/2019	1,379,000	1,398,950
Burlington Northern Santa Fe, 4.700% Due 10/01/2019	1,640,000	1,677,100
Chevron Corp., 1.561% Due 05/16/2019	500,000	495,477

Fixed Income Securities	Face Value	Fair Value
Chevron Corp. (3 month LIBOR + 0.530)*, 2.851% Due 03/03/2022	2,100,000	$2,122,643
CVS Health Corp., 4.125% Due 05/15/2021	2,300,000	2,340,655
Eaton Electric Holdings, 3.875% Due 12/15/2020	1,025,000	1,038,282
General Electric Capital Corp. (3 month LIBOR + 0.300%)*, 2.639% Due 05/13/2024	1,600,000	1,526,975
General Electric Capital Corp. (3 month LIBOR + 1.000%)*, 3.339% Due 04/15/2023	2,000,000	2,012,500
Johnson Controls International PLC, 4.250% Due 03/01/2021	1,000,000	1,022,422
Johnson Controls International PLC, 5.000% Due 03/30/2020	1,560,000	1,604,844
Kroger Co., 6.150% Due 01/15/2020	1,800,000	1,880,301
McDonald’s Corp., 2.200% Due 05/26/2020	1,745,000	1,720,415
Norfolk Southern Corp., 5.900% Due 06/15/2019	1,377,000	1,414,373
Union Pacific Corp., 1.800% Due 02/01/2020	770,000	755,926
Union Pacific Corp., 2.250% Due 02/15/2019	2,000,000	1,994,635
Verizon Communications, 5.150% Due 09/15/2023	2,450,000	2,605,581
Walt Disney Co., 2.150% Due 09/17/2020	1,570,000	1,537,838
21.2% – Total Industrials		$29,414,903
Berkshire Hathaway Energy Co., 2.000% Due 11/15/2018	1,728,000	1,724,329
Duke Energy Corp., 5.050% Due 09/15/2019	2,748,000	2,810,808
Enterprise Products, 6.500% Due 01/31/2019	2,000,000	2,041,680
Eversource, 4.500% Due 11/15/2019	480,000	488,782
Georgia Power, 2.850% Due 05/15/2022	2,600,000	2,548,180
Interstate Power & Light, 3.650% Due 09/01/2020	1,950,000	1,969,848
National Rural Utilites Corp., 1.650% Due 02/08/2019	1,000,000	993,950
National Rural Utilites Corp., 2.350% Due 06/15/2020	1,817,000	1,792,678
Nevada Power Co., 2.750% Due 04/15/2020	1,300,000	1,298,263
Virginia Electric & Power, 5.000% Due 06/30/2019	2,020,000	2,058,764

The accompanying notes are an integral part of these financial statements.

16

JOHNSON ENHANCED RETURN FUND
Portfolio of Investments as of June 30, 2018 – Unaudited

Fixed Income Securities	Face Value	Fair Value
Xcel Energy Inc., 4.700% Due 05/15/2020	2,400,000	$2,451,607
14.5% – Total Utilities		$20,178,889
62.5% Total Corporate Bonds		$86,790,775
United States Government Treasury Obligations
Treasury Note, 1.625% Due 03/31/2019	1,500,000	1,492,734
Treasury Note, 1.590% Due 01/31/2019	6,800,000	6,668,781
Treasury Note (a), 0.875% Due 10/15/2018	2,000,000	1,993,561
Treasury Note, 1.125% Due 04/30/2020	1,000,000	975,117
Treasury Note (b), 3.625% Due 08/15/2019	5,610,000	5,684,508
12.1% – Total United States Government Treasury Obligations		$16,814,701
United States Government Agency Obligations
FHLMC Step-up*, 1.750% Due 09/15/2022	1,500,000	1,459,155
FHLMC Step-up*, 1.350% Due 07/27/2021	2,500,000	2,425,440
FHLMC Step-up*, 1.500% Due 08/24/2021	1,000,000	981,369
FHLMC Step-up*, 1.875% Due 06/15/2022	1,175,000	1,151,275
FHLMC Step-up*, 1.950% Due 06/21/2022	2,910,000	2,861,199
FHLMC Step-up*, 1.875% Due 07/12/2021	2,000,000	1,957,164
FHLMC Step-up*, 2.000% Due 07/18/2022	1,600,000	1,569,607
FHLMC Step-up*, 1.750% Due 07/26/2022	3,500,000	3,469,456
FHLMC Step-up*, 3.000% Due 06/28/2023	1,500,000	1,500,042
FHLMC Step-up*, 1.875% Due 09/29/2022	1,000,000	979,294
FHLMC Step-up*, 2.000% Due 10/27/2022	1,200,000	1,177,437
14.1% – Total United States Government Agency Obligations		$19,531,438
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC Series 4009 Class PA, 2.000% Due 06/15/2041	1,352,018	1,294,910

Fixed Income Securities	Face Value	Fair Value
FHLMC Series 4287 Class AB, 2.000% Due 12/15/2026	817,613	$794,138
FHLMC Pool G18642, 3.500% Due 04/01/2032	3,426,018	3,468,686
FHLMC Pool J12635, 4.000% Due 07/01/2025	125,310	128,829
FNMA 10/1 Hybrid ARM (12 month LIBOR + 1.780%)*, 3.288% Due 12/01/2041	275,686	278,957
FNMA Pool 1106, 3.000% Due 07/01/2032	1,050,112	1,044,539
FNMA Pool 833200, 5.500% Due 09/01/2035	626,964	684,233
FNMA Series 2013-6 Class BC, 1.500% Due 12/25/2042	820,890	794,956
FNMA Series 2017-30 Class G, 3.000% Due 07/25/2040	1,562,662	1,557,023
GNMA Pool 726475, 4.000% Due 11/15/2024	190,507	196,883
GNMA Pool 728920, 4.000% Due 12/15/2024	258,852	267,807
7.5% – Total United States Government Agency Obligations – Mortgage Backed Securities		$10,510,961
Taxable Municipal Bonds
Fairborn Ohio Special Obligation Bond Anticipation Notes, 2.500% Due 08/15/2018	1,525,000	1,524,893
Kentucky Asset Liability Commission Revenue, 2.668% Due 04/01/2021	820,000	809,881
1.7% Total Taxable Municipal Bonds		$2,334,774
Total Fixed Income Securities 97.9%		$135,982,649
(Identified Cost $137,860,174)

Cash & Cash Equivalents	Shares
First American Government Obligation Fund, Class Z**	1,492,901	1,492,901
Total Cash Equivalents 1.1%		$1,492,901
(Identified Cost $1,492,901)
Total Portfolio Value 99.0%		$137,475,550
(Identified Cost $139,353,075)
Other Assets in Excess of Liabilities 1.0%		$1,340,101
Total Net Assets: 100.0%		$138,815,651

The accompanying notes are an integral part of these financial statements.

17

JOHNSON ENHANCED RETURN FUND
Portfolio of Investments as of June 30, 2018 – Unaudited

Futures Contracts	Long Contracts	Unrealized Appreciation (Depreciation)
E-mini Standard & Poor’s 500 expiring September 2018 (50 units per contract) (Notional Value of $138,426,855)	1,017	$(2,681,843)
*	Variable Rate Security; the rate shown is as of June 30, 2018.
**	Variable Rate Security; as of June 30, 2018, the 7 day annualized yield was 1.76%.
(a)	Held as collateral by RJ O’Brien for futures contracts
(b)	Portion held as collateral by RJ O’Brien for futures contracts ($4,961,000 face)

ARM – Adjustable Rate Mortgage

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

18

JOHNSON MUTUAL FUNDS
June 30, 2018 – Unaudited

Statements of Assets and Liabilities

	Johnson Institutional Short Duration Bond Fund	Johnson Institutional Intermediate Bond Fund	Johnson Institutional Core Bond Fund	Johnson Enhanced Return Fund
Assets:
Investment Securities at Fair Value*	$153,513,468	$137,419,563	$195,890,153	$137,475,550
Cash	505,803	925,005	—	50,500
Due from Broker	—	—	—	108,815
Interest Receivable	1,214,064	944,685	1,505,538	1,221,242
Total Assets	$155,233,335	$139,289,253	$197,395,691	$138,856,107
Liabilities:
Accrued Management Fee	$95,082	$84,018	$131,364	$40,456
Due to Custodian	—	—	18,247	—
Investment Securities Purchased	2,882,086	3,650,725	—	—
Total Liabilities	$2,977,168	$3,734,743	$149,611	$40,456
Net Assets	$152,256,167	$135,554,510	$197,246,080	$138,815,651
Net Assets Consist of:
Paid in Capital	$154,594,848	$137,407,704	$201,363,335	$133,667,540
Accumulated Net Investment Income/(Loss)	(65,754)	18,925	(61,831)	(5,967)
Accumulated Net Realized Gain (Loss) from Security Transactions & Futures Contracts	(268,471)	(102,400)	131,427	9,713,446
Net Unrealized Gain (Loss) on Investments	(2,004,456)	(1,769,719)	(4,186,851)	(1,877,525)
Net Unrealized (Loss) on Futures Contracts	—	—	—	(2,681,843)
Net Assets	$152,256,167	$135,554,510	$197,246,080	$138,815,651
Net Assets by Share Class
Class I Shares	$152,255,164	$135,553,504	$197,245,072	$138,815,651
Class F Shares	$1,003	$1,006	$1,008	n/a
Shares Oustanding (Unlimited Amount Authorized)
Class I Shares	10,288,687	8,874,531	12,754,977	8,512,538
Class F Shares	68	66	65	n/a
Offering, Redemption and Net Asset Value Per Share
Class I Shares	$14.80	$15.27	$15.46	$16.31
Class F Shares	$14.79	$15.28	$15.47	n/a
*Identified Cost of Investment Securities	$155,517,924	$139,189,282	$200,077,004	$139,353,075

The accompanying notes are an integral part of these financial statements.

19

JOHNSON MUTUAL FUNDS
June 30, 2018 – Unaudited

Statements of Operations

	Johnson Institutional Short Duration Bond Fund	Johnson Institutional Intermediate Bond Fund	Johnson Institutional Core Bond Fund	Johnson Enhanced Return Fund
	Six Months Ended 6/30/2018	Six Months Ended 6/30/2018	Six Months Ended 6/30/2018	Six Months Ended 6/30/2018
Investment Income:
Interest	$1,554,683	$1,727,179	$2,840,791	$1,472,987
Dividends	21,502	48,421	62,148	32,889
Total Investment Income	$1,576,185	$1,775,600	$2,902,939	$1,505,876
Expenses:
Gross Management Fee	$215,921	$189,134	$306,712	$241,774
Distribution Fee	1	1	1	—
Management Fee Waiver (Note #4)	(39,345)	(34,454)	(55,907)	—
Net Expenses	$176,577	$154,681	$250,806	$241,774
Net Investment Income	$1,399,608	$1,620,919	$2,652,133	$1,264,102
Realized and Unrealized Gains/(Losses):
Net Realized Gain (Loss) from Security Transactions	$(104,119)	$(105,963)	$124,668	$4,567,732
Net Realized Gain from Futures Contracts	—	—	—	565,829
Net Change in Unrealized Gain (Loss) on Investments	(1,452,545)	(2,820,445)	(5,977,939)	(1,471,977)
Net Change in Unrealized (Loss) on Futures Contracts	—	—	—	(3,259,524)
Net Gain/(Loss) on Investments	$(1,556,664)	$(2,926,408)	$(5,853,271)	$402,060
Net Change in Net Assets from Operations	$(157,056)	$(1,305,489)	$(3,201,138)	$1,666,162

The accompanying notes are an integral part of these financial statements.

20

JOHNSON MUTUAL FUNDS
June 30, 2018

Statements of Changes in Net Assets

	Johnson Institutional Short Duration Bond Fund		Johnson Institutional Intermediate Bond Fund		Johnson Institutional Core Bond Fund		Johnson Enhanced Return Fund
	Six Months Ended 06/30/2018*	Year Ended 12/31/2017	Six Months Ended 06/30/2018*	Year Ended 12/31/2017	Six Months Ended 06/30/2018*	Year Ended 12/31/2017	Six Months Ended 06/30/2018*	Year Ended 12/31/2017
Operations:
Net Investment Income	$1,399,608	$2,202,918	$1,620,919	$2,630,199	$2,652,133	$3,835,863	$1,264,102	$1,794,400
Net Realized Gain (Loss) from Security Transactions	(104,119)	18,232	(105,963)	367,955	124,668	381,659	4,567,732	(173,129)
Net Realized Gain from Futures Contracts	—	—	—	—	—	—	565,829	20,712,938
Net Change in Unrealized Gain (Loss) on Investments	(1,452,545)	(96,553)	(2,820,445)	418,852	(5,977,939)	1,519,502	(1,471,977)	42,695
Net Change in Unrealized (Loss) on Futures Contracts	—	—	—	—	—	—	(3,259,524)	1,544,201
Net Change in Net Assets from Operations	$(157,056)	$2,124,597	$(1,305,489)	$3,417,006	$(3,201,138)	$5,737,024	$1,666,162	$23,921,105
Distributions to Shareholders:
From Net Investment Income
Class I	$(1,475,586)	$(2,306,918)	$(1,638,260)	$(2,678,079)	$(2,741,162)	$(4,027,445)	$(1,296,790)	$(1,827,796)
Class F**	(3)	—	(4)	—	(4)	—
From Net Realized Gain from Security Transactions
Class I	—	—	—	(280,242)	—	(156,115)	—	(22,653,984)
Class F**	—	—	—	—	—	—	—	—
Net Change in Net Assets from Distributions	$(1,475,589)	$(2,306,918)	$(1,638,264)	$(2,958,321)	$(2,741,166)	$(4,183,560)	$(1,296,790)	$(24,481,780)
Capital Share Transactions:
Proceeds From Sale of Shares
Class I	$31,144,709	$51,043,212	$20,984,559	$30,563,616	$33,526,388	$70,962,697	$2,566,550	$12,189,279
Class F**	1,000	—	1,000	—	1,000		—	—
Proceeds From Subscriptions-in-Kind – Class I	—	—	—	—	—	21,899,732	—	—
Reinvestment of Distributions
Class I	354,511	587,804	176,828	343,443	1,623,734	2,226,415	1,296,719	24,481,738
Class F**	—	—	—	—	—	—	—	—
Cost of Shares Redeemed
Class I	(16,808,744)	(36,624,555)	(9,199,570)	(15,538,392)	(33,180,342)	(12,114,574)	(3,400,941)	(8,309,846)
Class F**	—	—	—	—	—	—	—	—
Net Change in Net Assets from Capital Share Transactions	$14,691,476	$15,006,461	$11,962,817	$15,368,667	$1,970,780	$82,974,270	$462,328	$28,361,171
Net Change in Net Assets	$13,058,831	$14,824,140	$9,019,064	$15,827,352	$(3,971,524)	$84,527,734	$831,700	$27,800,496
Net Assets at Beginning of Period	$139,197,336	$124,373,196	$126,535,446	$110,708,094	$201,217,604	$116,689,870	$137,983,951	$110,183,455
Net Assets at End of Period	$152,256,167	$139,197,336	$135,554,510	$126,535,446	$197,246,080	$201,217,604	$138,815,651	$137,983,951
Accumulated (Distribution in Excess of) Undistributed Net Investment Income	$(65,754)	$10,227	$18,925	$36,270	$(61,831)	$27,203	$(5,967)	$26,721
*	Unaudited
**	Class F shares commenced operations on May 1, 2018. The period represented for the Class F shares is May 1, 2018 through June 30, 2018.

The accompanying notes are an integral part of these financial statements.

21

FINANCIAL HIGHLIGHTS
JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2018*		Year Ended December 31
			2017	2016	2015	2014	2013
Class I Shares
Net Asset Value Beginning of Period	$14.96		$14.98	$14.96	$15.05	$15.03	$15.27
Operations:
Net Investment Income	0.14		0.24	0.21	0.17	0.18	0.25
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.15)		(0.01)	0.04	(0.07)	0.04	(0.22)
Total Operations	$(0.01)		$0.23	$0.25	$0.10	$0.22	$0.03
Distributions:
Net Investment Income	(0.15)		(0.25)	(0.23)	(0.19)	(0.20)	(0.25)
Return of Capital	—		—	(0.00)(a)	(0.00)(a)	—	—
Net Realized Capital Gains	—		—	—	—	—	(0.02)
Total Distributions	$(0.15)		$(0.25)	$(0.23)	$(0.19)	$(0.20)	$(0.27)
Net Asset Value at End of Period	$14.80		$14.96	$14.98	$14.96	$15.05	$15.03
Total Return(b)	(0.06)	%(c)	1.54%	1.68%	0.67%	1.44%	0.16%
Net Assets End of Period (Millions)	$152.26		$139.20	$124.37	$108.08	$78.27	$74.11
Ratios(d)
Ratio of Expenses to
Average Net Assets before Waiver	0.30	%(e)	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.25	%(e)	0.24%	0.24%	0.23%	0.24%	0.24%
Ratio of Net Investment Income to
Average Net Assets before Waiver	1.89	%(e)	1.53%	1.32%	1.07%	1.14%	1.57%
Average Net Assets after Waiver	1.94	%(e)	1.59%	1.38%	1.14%	1.20%	1.63%
Portfolio Turnover Rate	25.06	%(c)	48.04%	73.88%	42.30%	42.41%	56.49%

*	Unaudited
(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized
(d)	In 2018, 2017, 2016, 2015, 2014, and 2013, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, 0.24%, 0.23%, 0.24%, and 0.24%, respectively. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2018. (Note #4)
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

22

FINANCIAL HIGHLIGHTS
JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND

Selected Data for a Share Outstanding Throughout each Period:

	Two Months Ended 6/30/2018*
Class F Shares (Effective May 1, 2018)
Net Asset Value Beginning of Period	$14.97
Operations:
Net Investment Income	0.04
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.18)
Total Operations	$(0.14)
Distributions:
Net Investment Income	(0.04)
Return of Capital	—
Net Realized Capital Gains	—
Total Distributions	$(0.04)
Net Asset Value at End of Period	$14.79
Total Return(b)	0.30	%(c)
Net Assets End of Period (Millions)	$0
Ratios
Ratio of Expenses to
Average Net Assets before Waiver	0.30	%(e)
Average Net Assets after Waiver	0.25	%(e)
Ratio of Net Investment Income to
Average Net Assets before Waiver	1.89	%(e)
Average Net Assets after Waiver	1.94	%(e)
Portfolio Turnover Rate	25.06	%(c)

*	Unaudited
(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized
(d)	In 2018, 2017, 2016, 2015, 2014, and 2013, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, 0.24%, 0.23%, 0.24%, and 0.24%, respectively. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2018. (Note #4)
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

23

FINANCIAL HIGHLIGHTS
JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2018*		Year Ended December 31
			2017	2016	2015	2014	2013
Class I Shares
Net Asset Value Beginning of Period	$15.63		$15.56	$15.41	$15.61	$15.40	$16.24
Operations:
Net Investment Income	0.20		0.35	0.34	0.33	0.37	0.45
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.36)		0.11	0.18	(0.19)	0.29	(0.56)
Total Operations	$(0.16)		$0.46	$0.52	$0.14	$0.66	$(0.11)
Distributions:
Net Investment Income	(0.20)		(0.36)	(0.36)	(0.34)	(0.39)	(0.45)
Return of Capital	—		—	—	(0.00) (a)	—	—
Net Realized Capital Gains	—		(0.03)	(0.01)	—	(0.06)	(0.28)
Total Distributions	$(0.20)		$(0.39)	$(0.37)	$(0.34)	$(0.45)	$(0.73)
Net Asset Value at End of Period	$15.27		$15.63	$15.56	$15.41	$15.61	$15.40
Total Return(b)	(1.04)	%(c)	2.99%	3.37%	0.90%	4.31%	(0.68)%
Net Assets End of Period (Millions)	$135.55		$126.54	$110.71	$104.36	$79.64	$76.12
Ratios(d)
Ratio of Expenses to
Average Net Assets before Waiver	0.30	%(e)	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	25.00	%(e)	0.24%	0.24%	0.23%	0.24%	0.24%
Ratio of Net Investment Income to
Average Net Assets before Waiver	2.52	%(e)	2.19%	2.12%	2.06%	2.30%	2.79%
Average Net Assets after Waiver	2.57	%(e)	2.25%	2.18%	2.13%	2.36%	2.85%
Portfolio Turnover Rate	24.13	%(c)	40.37%	50.71%	32.75%	34.31%	55.78%

*	Unaudited
(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized
(d)	In 2018, 2017, 2016, 2015, 2014, and 2013, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, 0.24%, 0.23%, 0.24%, and 0.24%, respectively. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2018. (Note #4)
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

24

FINANCIAL HIGHLIGHTS
JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND

Selected Data for a Share Outstanding Throughout each Period:

Two Months Ended 6/30/2018*
Class F Shares (Effective May 1, 2018)
Net Asset Value Beginning of Period	$15.25
Operations:
Net Investment Income	0.06
Net Gains (Losses) on Securities (Realized and Unrealized)	0.03
Total Operations	$0.09
Distributions:
Net Investment Income	(0.06)
Return of Capital	—
Net Realized Capital Gains	—
Total Distributions	$(0.06)
Net Asset Value at End of Period	$15.28
Total Return(b)	0.57%
Net Assets End of Period (Millions)	$0
Ratios
Ratio of Expenses to
Average Net Assets before Waiver	0.30%
Average Net Assets after Waiver	0.25%
Ratio of Net Investment Income to
Average Net Assets before Waiver	2.52%
Average Net Assets after Waiver	2.57%
Portfolio Turnover Rate	24.13%

*	Unaudited
(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized
(d)	In 2018, 2017, 2016, 2015, 2014, and 2013, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, 0.24%, 0.23%, 0.24%, and 0.24%, respectively. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2018. (Note #4)
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

25

FINANCIAL HIGHLIGHTS
JOHNSON INSTITUTIONAL CORE BOND FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2018*		Year Ended December 31
			2017	2016	2015	2014	2013
Net Asset Value Beginning of Period	$15.91		$15.73	$15.63	$15.98	$15.43	$16.52
Operations:
Net Investment Income	0.20		0.37	0.39	0.39	0.40	0.49
Net Gains on Securities (Realized and Unrealized)	(0.44)		0.21	0.19	(0.21)	0.63	(0.80)
Total Operations	$(0.24)		$0.58	$0.58	$0.18	$1.03	$(0.31)
Distributions:
Net Investment Income	(0.21)		(0.39)	(0.40)	(0.42)	(0.43)	(0.49)
Return of Capital	—		—	(0.00)(a)	(0.00)(a)	—	—
Net Realized Capital Gains	—		(0.01)	(0.08)	(0.11)	(0.05)	(0.29)
Total Distributions	$(0.21)		$(0.40)	$(0.48)	$(0.53)	$(0.48)	$(0.78)
Net Asset Value at End of Period	$15.46		$15.91	$15.73	$15.63	$15.98	$15.43
Total Return(b)	(1.52)	%(c)	3.72%	3.67%	1.16%	6.79%	(1.87)%
Net Assets End of Period (Millions)	$197.25		$201.22	$116.69	$86.90	$74.82	$71.30
Ratios(d)
Ratio of Expenses to
Average Net Assets before Waiver	0.30	%(e)	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	25.00	%(e)	0.24%	0.24%	0.23%	0.24%	0.24%
Ratio of Net Investment Income to
Average Net Assets before Waiver	2.54	%(e)	2.29%	2.34%	2.39%	2.46%	2.99%
Average Net Assets after Waiver	2.59	%(e)	2.35%	2.40%	2.46%	2.52%	3.04%
Portfolio Turnover Rate	29.05	%(c)	31.42%	42.29%	29.51%	28.30%	67.39%

*	Unaudited
(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized
(d)	In 2018, 2017, 2016, 2015, 2014, and 2013, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, 0.24%, 0.23%, 0.24%, and 0.24%, respectively. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2018. (Note #4)
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

26

FINANCIAL HIGHLIGHTS
JOHNSON INSTITUTIONAL CORE BOND FUND

Selected Data for a Share Outstanding Throughout each Period:

Two Months Ended 6/30/2018*
Class F Shares (Effective May 1, 2018)
Net Asset Value Beginning of Period	$15.41
Operations:
Net Investment Income	0.06
Net Gains (Losses) on Securities (Realized and Unrealized)	0.06
Total Operations	$0.12
Distributions:
Net Investment Income	(0.06)
Return of Capital	—
Net Realized Capital Gains	—
Total Distributions	$(0.06)
Net Asset Value at End of Period	$15.47
Total Return(b)	0.78%
Net Assets End of Period (Millions)	$0
Ratios
Ratio of Expenses to
Average Net Assets before Waiver	0.30%
Average Net Assets after Waiver	0.25%
Ratio of Net Investment Income to
Average Net Assets before Waiver	2.54%
Average Net Assets after Waiver	2.59%
Portfolio Turnover Rate	29.05%

*	Unaudited
(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized
(d)	In 2018, 2017, 2016, 2015, 2014, and 2013, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%, 0.24%, 0.23%, 0.24%, and 0.24%, respectively. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2018. (Note #4)
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

27

FINANCIAL HIGHLIGHTS
JOHNSON ENHANCED RETURN FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2018*		Year Ended December 31
			2017	2016	2015	2014	2013
Net Asset Value Beginning of Period	$16.27		$16.28	$15.17	$15.82	$16.27	$15.50
Operations:
Net Investment Income	0.15		0.26	0.18	0.15	0.16	0.24
Net Gains (Losses) on Securities and
Futures Contracts (Realized and Unrealized)	0.04		3.21	1.76	0.07	2.21	4.58
Total Operations	$0.19		$3.47	$1.94	$0.22	$2.37	$4.82
Distributions:
Net Investment Income	(0.15)		(0.26)	(0.21)	(0.17)	(0.17)	(0.24)
Return of Capital	—		—	—	(0.00) (a)	—	—
Net Realized Capital Gains	—		(3.22)	(0.62)	(0.70)	(2.65)	(3.81)
Total Distributions	$(0.15)		$(3.48)	$(0.83)	$(0.87)	$(2.82)	$(4.05)
Net Asset Value at End of Period	$16.31		$16.27	$16.28	$15.17	$15.82	$16.27
Total Return(b)	1.21	%(c)	21.39%	12.89%	1.34%	14.42%	31.31%
Net Assets End of Period (Millions)	$138.82		$137.98	$110.18	$97.95	$97.15	$83.93
Ratios(d)
Ratio of Expenses to
Average Net Assets before Waiver	0.35	%(e)	0.35%	0.35%	0.35%	0.35%	0.67%
Average Net Assets after Waiver	0.35	%(e)	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of Net Investment Income to
Average Net Assets before Waiver	1.83	%(e)	1.45%	1.16%	0.91%	0.93%	1.00%
Average Net Assets after Waiver	1.83	%(e)	1.45%	1.16%	0.91%	0.93%	1.32%
Portfolio Turnover Rate	38.29	%(c)	40.40%	65.13%	57.75%	56.32%	33.09%

*	Unaudited
(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized
(d)	Prior to May 1, 2013, the Adviser waived a portion of the 1.00% management fee to sustain a fee of 0.35%. Effective May 1, 2013, the Adviser removed the fee waiver, and reduced the management fee to 0.35%. (Note #4)
(e)	Annualized

The accompanying notes are an integral part of these financial statements.

28

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2018 – Unaudited

1)     Organization

The Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund (the “Bond Funds,”) and Johnson Enhanced Return Fund (each individually a “Fund” and collectively the “Funds”) are each a diversified series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Bond Funds began offering their shares publicly on August 31, 2000. The Johnson Enhanced Return Fund began offering shares publicly on December 30, 2005. All Funds are managed by Johnson Investment Counsel, Inc. (the “Adviser”).

The investment objective of the Bond Funds is a high level of income over the long term consistent with preservation of capital. The investment objective of the Johnson Enhanced Return Fund is to outperform the Fund’s benchmark, the S&P 500 Composite Stock Index, over a full market cycle.

Effective May 1, 2018, the Bond Funds each added a share class, Class F Shares. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) fees and voting rights on matters affecting a single class of shares. Class F shares have a maximum distribution (12b-1) fee of 0.25%, currently waived by the Adviser to 0.15%.

2)    Summary of Significant Accounting Policies

Basis of Accounting:

The financial statements are prepared in accordance with accounting principles generally accepted in the United State of America (GAAP). The Funds are investment companies and accordingly follow the investment company guidance of Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, “Financial Services — Investment Companies”.

Financial Futures Contracts:

The Enhanced Return Fund invests in stock index futures (equity risk) in an attempt to replicate the returns of the leading large capitalization companies in the leading industries in the U.S. economy. The Fund enters into S&P 500 E-Mini contracts four times a year generally near the time the contracts would expire (contracts expire the third Friday of March, June, September and December). The contracts are generally held until it is time to roll into the next contracts. The average daily notional value for the six months ended June 30, 2018 was $139,252,455. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the futures contract. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. The amount of the daily variation margin is reflected as an asset or liability within the Statements of Assets and Liabilities, while the cumulative change in unrealized gain/loss on futures contracts is reported separately within the Statements of Operations. The Net Unrealized Gains on futures contracts, as of June 30, 2018, is presented separately within the components of net assets on the Statements of Assets and Liabilities. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss at the contract settlement date. A realized gain or loss is recognized when a contract is sold, and is the difference between the fair value of the contract at purchase and the fair value of the contract when sold. Realized gains/losses on futures contracts are reported separately within the Statements of Operations. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged asset, as well as the risk that the counterparty will fail to perform its obligations.

As of June 30, 2018, RJ O’Brien holds U.S. Treasury Notes with the custodian, which serves as collateral for future contracts, with a value on June 30, 2018 of $6,961,000. Net variation margin receivable on futures contracts as of June 30, 2018 was $108,815.

Offsetting Assets and Liabilities:

The Enhanced Return Fund has adopted financial reporting rules regarding offsetting assets and liabilities and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The Fund’s policy is to recognize a net asset/liability equal to the net variation margin for the futures contracts. As of June 30, 2018, the Fund only has one position and the variation margin applicable to that position is presented in the Statement of Assets and Liabilities.

29

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2018 – Unaudited

2)    Summary of Significant Accounting Policies, continued

The following table presents the Enhanced Return Fund’s liability derivatives available for offset under a master netting agreement, net of collateral pledged as of June 30, 2018.

Liabilities:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Gross Amounts Not Offset in the Statement of Assets & Liabilities
				Financial Instruments	Cash Collateral Pledged/Received	Net Amount
Futures Contracts	$108,815	$—	$108,815	$108,815*	$—	$—
Total	$108,815	$—	$108,815	$108,815*	$—	$—

*	The amount is limited to the derivative balance, and accordingly, does not include excess collateral pledged.

Investment Income and Realized Capital Gains and Losses on Investment Securities:

Interest income is recorded on an accrual basis. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the interest method. Gains and losses on paydowns of mortgage-backed securities are reflected in interest income on the Statements of Operations. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of the Fund.

Income Taxes:

It is the Funds' policy to distribute annually, prior to the end of the year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds' policy to distribute annually, after the end of the calendar year, any remaining net investment income and net capital gains to comply with the special provisions of the Internal Revenue Code available to registered investment companies (“RICs”). Each year, each Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code by making distributions as noted above and complying with other requirements applicable to RICs. As a result, no provision for income taxes is required.

Accounting for Uncertainty in Income Taxes:

As of all open tax years ended June 30, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

Distributions:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Funds intend to distribute net investment income on a calendar quarter basis. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

30

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2018 – Unaudited

2)    Summary of Significant Accounting Policies, continued

For the year ended December 31, 2017, the Funds made the following reclassifications to increase (decrease) the components of the net assets:

	Paid in Capital	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Short Duration Bond Fund	$—	$114,227	$(114,227)
Intermediate Bond Fund	—	84,150	(84,150)
Core Bond Fund	—	218,785	(218,785)
Enhanced Return Fund	—	60,117	(60,117)

Reasons for the reclassification of components of net assets are attributable to the paydowns received during the year from collateralized mortgage obligations.

3)    Security Valuation and Transactions

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis.

Securities for which representative market quotations are not readily available or are considered unreliable by the Investment Adviser are valued as determined in good faith by, or under the direction of, the Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security's fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

GAAP establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

♦	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
♦	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
♦	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level of the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements:

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

31

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2018 – Unaudited

3)    Security Valuation and Transactions, continued

Corporate Bonds. Corporate bonds are generally valued at prices obtained from pricing vendors. The fair value of corporate bonds is estimated using market approach valuation techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations for similar securities (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they will be categorized in Level 3.

U.S. Government Securities. U.S. government securities are generally valued at prices obtained from pricing vendors. U.S. government securities, including U.S. Treasury Obligations, are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

U.S. Agency Securities. U.S. agency securities are generally valued at prices obtained from pricing vendors. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. government securities. Mortgage-backed securities are generally valued based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

Municipal Bonds. Municipal bonds are generally valued at prices obtained from pricing vendors. Municipal Bonds are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in Level 2 of the fair value hierarchy.

Preferred Stocks. Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Money Market. Investments in mutual funds, including money market mutual funds (notated throughout these financial statements as cash equivalents), are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Derivative Instruments. Listed derivatives, including futures contracts that are actively traded, are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy.

The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2018:

Short Duration Bond Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$99,928,752	$—	$99,928,752
U.S. Treasury Obligations	—	14,997,422	—	14,997,422
U.S. Agency Obligations	—	18,154,127	—	18,154,127
U.S. Agency Obligations – Mortgage-Backed	—	11,547,757	—	11,547,757
Taxable Municipal Bonds	—	1,402,827	—	1,402,827
Cash Equivalents	7,482,583	—	—	7,482,583
Total	$7,482,583	$146,030,885	$—	$153,513,468

32

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2018 – Unaudited

3)    Security Valuation and Transactions, continued

Intermediate Bond Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$71,899,979	$—	$71,899,979
U.S. Treasury Obligations	—	26,327,679	—	26,327,679
U.S. Agency Obligations	—	13,047,126	—	13,047,126
U.S. Agency Obligations – Mortgage-Backed	—	11,260,365	—	11,260,365
Taxable Municipal Bonds	—	7,728,559	—	7,728,559
Preferred Stocks	1,557,739	—	—	1,557,739
Cash Equivalents	5,598,116	—	—	5,598,116
Total	$7,155,855	$130,263,708	$—	$137,419,563

Core Bond Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$99,118,081	$—	$99,118,081
U.S. Treasury Obligations	—	38,532,519	—	38,532,519
U.S. Agency Obligations	—	14,313,855	—	14,313,855
U.S. Agency Obligations – Mortgage-Backed	—	31,405,150	—	31,405,150
Taxable Municipal Bonds	—	10,077,668	—	10,077,668
Preferred Stocks	1,732,266	—	—	1,732,266
Cash Equivalents	710,614	—	—	710,614
Total	$2,442,880	$193,447,273	$—	$195,890,153

Enhanced Return Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$86,790,775	$—	$86,790,775
U.S. Treasury Obligations	—	16,814,701	—	16,814,701
U.S. Agency Obligations	—	19,531,438	—	19,531,438
U.S. Agency Obligations – Mortgage-Backed	—	10,510,961	—	10,510,961
Taxable Municipal Bonds	—	2,334,774	—	2,334,774
Cash Equivalents	1,492,901	—	—	1,492,901
Sub-Total	$1,492,901	$135,982,649	$—	$137,475,550
Other Financial Instruments**	(2,681,843)	—	—	(2,681,843)
Total	$(1,188,942)	$133,777,528	$—	$134,793,707

*	See Portfolio of Investments for industry classification.
**	Other financial instruments are futures contracts reflected separately in the Portfolio of Investments, and are reflected at the net unrealized depreciation on the futures contracts.

The Funds did not hold any investments at any time during the reporting period in which unobservable inputs were used in determining fair value. Therefore, no reconciliation of Level 3 securities is included for this reporting period. As of and during the six months ended June 30, 2018, no securities were transferred into or out of Level 1 or Level 2. If any transfers between levels would occur, they would be reflected as of the end of the period.

33

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2018 - Unaudited

4)    Investment Advisory Agreement

The investment advisory agreements provide that the Adviser will pay all of the Funds' operating expenses, excluding brokerage fees and commissions, taxes, borrowing costs (such as interest), and extraordinary expenses. Under the terms of the investment advisory agreements, each of the Bond Funds pays the Adviser a management fee at the annual rate of 0.30% (before the contractual waiver described below) of the Fund's average daily net assets, which is accrued daily and paid monthly. The Johnson Enhanced Return Fund pays the Adviser a management fee at the annual rate of 0.35% of the Fund’s average daily net assets.

The Adviser received management fees for the six months ended June 30, 2018 as indicated below. Effective May 1, 2018, the Adviser has agreed to waive a part of the management fee for the Bond Funds from a maximum of 0.30% to an effective fee ratio of 0.25%. This is a change in the fee from the prior period (May 1, 2017 to April 30, 2018) of 0.243%. The Adviser has the right to remove this fee waiver any time after April 30, 2019.

For the six months ended June 30, 2018, information regarding fees was as follows:

Fund	Fee	Fee Waiver	Effective Fee Ratio	Management Fee After Waiver	Contractual Waiver	Payable
Short Duration Bond Fund	0.30%	0.050%	0.250%	$176,576	$39,345	$95,082
Intermediate Bond Fund	0.30%	0.050%	0.250%	154,680	34,454	84,018
Core Bond Fund	0.30%	0.050%	0.250%	250,805	55,907	131,364
Enhanced Return Fund	0.35%	—	0.250%	241,774	—	40,456

5)    Related Party Transactions

All officers and one Trustee of the Trust are employees of the Adviser. Total compensation for the Independent Trustees as a group was $24,000 for the six months ended June 30, 2018, which was paid by the Adviser, and as a group they received no additional compensation from the Trust. The Trust consists of eleven Funds: Johnson Equity Income Fund, Johnson Opportunity Fund, Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund, and Johnson Enhanced Return Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2018, Covenant Trust Company, owned in aggregate 50.52% of the Short Duration Bond Fund, 63.12% of the Intermediate Bond Fund, and 42.56% of the Core Bond Fund. As of June 30, 2018, client accounts managed by the Adviser and held by Charles Schwab & Co, held in aggregate 92.16% of the Enhanced Return Fund.

Johnson Financial, Inc. is a wholly-owned subsidiary of Johnson Investment Counsel, Inc., the Adviser. Johnson Financial, Inc. provides transfer agency and administration services to the Funds. These fees are paid by the Adviser.

6)    Purchases and Sales of Securities

For the six months ended June 30, 2018, purchases and sales of investment securities aggregated:

	Investment Securities Other Than Short Term Investments and U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
Short Duration Bond Fund	$30,124,661	$24,311,706	$4,348,476	$8,552,662
Intermediate Bond Fund	19,336,172	12,927,941	20,931,326	17,160,226
Core Bond Fund	38,470,649	34,869,443	27,117,389	5,633,184
Enhanced Return Fund	23,943,732	19,519,875	28,371,836	26,684,815

34

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2018 - Unaudited

7)    Capital Share Transactions

As of June 30, 2018, there were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its shares at the daily net asset value determined after receipt of a shareholder's order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder's written or telephone request in proper form.

	Short Duration Bond Fund		Intermediate Bond Fund		Core Bond Fund
	Six months ended 6/30/2018	Year ended 12/31/2017	Six months ended 6/30/2018	Year ended 12/31/2017	Six months ended 6/30/2018	Year ended 12/31/2017
Class I Shares
Issued	2,096,546	3,397,743	1,366,803	1,950,160	2,145,539	4,466,903
Issued for Subscriptions-in-Kind	—	—	—	—	—	1,384,845
Reinvested	23,890	39,159	11,520	21,939	104,508	140,131
Redeemed	(1,133,712)	(2,437,114)	(599,133)	(993,716)	(2,143,805)	(762,198)
Change in shares outstanding	986,724	999,788	779,190	978,383	106,242	5,229,681
Shares Outstanding:
Beginning of period	9,301,963	8,302,175	8,095,341	7,116,958	12,648,735	7,419,054
End of period	10,288,687	9,301,963	8,874,531	8,095,341	12,754,977	12,648,735
Class F Shares
Issued	68	—	66	—	65	—
Reinvested	—	—	—	—	—	—
Redeemed	—	—	—	—	—	—
Change in shares outstanding	68	—	66	—	65	—
Shares Outstanding:
Beginning of period	0	—	0	—	0	—
End of period	68	—	66	—	65	—

	Enhanced Return Fund
	Six months ended 6/30/2018	Year ended 12/31/2017
Issued	155,291	669,109
Reinvested	81,113	1,493,455
Redeemed	(205,623)	(448,604)
Change in shares outstanding	30,781	1,713,960
Shares Outstanding:
Beginning of period	8,481,757	6,767,797
End of period	8,512,538	8,481,757

35

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2018 - Unaudited

8)    Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

9)    Federal Tax Information

For Federal income tax purposes, the cost of investment securities owned on June 30, 2018 the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value), excluding futures contracts, was as follows:

Fund	Tax Cost of Securities	Appreciation	Depreciation	Net Appreciation (Depreciation)
Short Duration Bond Fund	$155,517,924	$47,257	$(2,051,713)	$(2,004,456)
Intermediate Bond Fund	139,189,282	544,142	(2,313,861)	(1,769,719)
Core Bond Fund	200,077,004	591,188	(4,778,039)	(4,186,851)
Enhanced Return Fund	139,353,075	88,534	(1,966,059)	(1,877,525)

The difference between book value and tax value of unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.

The tax character of the distributions paid as of December 31, 2017 is as follows:

		Ordinary Income	Net Realized Long-Term Capital Gain	Return of Capital	Total Distributions Paid
Short Duration Bond Fund	2016	1,761,554	—	15,972	1,777,526
	2017	2,306,918	—	—	2,306,918
Intermediate Bond Fund	2016	2,459,539	92,392	—	2,551,931
	2017	2,678,079	280,242	—	2,958,321
Core Bond Fund	2016	2,547,906	492,798	19,024	3,059,728
	2017	4,027,445	156,115	—	4,183,560
Enhanced Return Fund	2016	3,082,599	2,390,114	—	5,472,713
	2017	10,973,814	13,507,966	—	24,481,780

*	Short-Term Capital Gains were combined with Ordinary Income, as they are taxed at the Ordinary Income tax rate.

As of December 31, 2017, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Net Realized Long-Term Capital Gains	Short Term Capital Loss Carryovers (Indefinite)	Long-Term Capital Loss Carryovers (Indefinite)	Unrealized Appreciation (Depreciation)	Post-October Capital Loss	Total Distributable Income on a Tax Basis
Short Duration Bond Fund	$10,227	$—	$(17,658)	$(146,692)	$(551,912)	$—	$(706,035)
Intermediate Bond Fund	36,270	3,563	—	—	1,050,726	—	1,090,559
Core Bond Fund	27,203	7,411	—	—	1,790,435	—	1,825,049
Enhanced Return Fund	2,098,515	3,085,772	—	—	(405,548)	—	4,778,739

36

DISCLOSURE OF EXPENSES (Unaudited)

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on December 31, 2017 and held through June 30, 2018.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

	Beginning Account Value December 31, 2017		Ending Account Value June 30, 2018	Expenses Paid During Period* January 1, 2018 – June 30, 2018
Short Duration Bond Fund
Actual – Class I	$1,000.00		$999.40	$1.24
Hypothetical	$1,000.00		$1,023.55	$1.25
Actual – Class F	$1,000.00	**	$1,003.00	$1.99
Hypothetical	$1,000.00	**	$1,022.81	$2.01
Intermediate Bond Fund
Actual – Class I	$1,000.00		$989.60	$1.23
Hypothetical	$1,000.00		$1,023.55	$1.25
Actual – Class F	$1,000.00	**	$1,002.85	$1.99
Hypothetical	$1,000.00	**	$1,022.81	$2.01
Core Bond Fund
Actual – Class I	$1,000.00		$984.80	$1.23
Hypothetical	$1,000.00		$1,023.55	$1.28
Actual – Class F	$1,000.00	**	$1,007.80	$1.99
Hypothetical	$1,000.00	**	$1,022.81	$2.01
Enhanced Return Fund
Actual	$1,000.00		$1,012.10	$1.75
Hypothetical	$1,000.00		$1,023.06	$1.76

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For the Short Duration, Intermediate, and Core Bond Funds Class I, the expense ratio is 0.25%; for Short Duration, Intermediate, and Core Bond Funds Class F, the total expense ratio is 0.40%; and for the Enhanced Return Fund, the expense ratio is 0.35%.
**	Beginning value as of May 1, 2018

37

REVIEW AND RENEWAL OF THE MANAGEMENT AGREEMENTS

At a regular board meeting of the Johnson Mutual Funds Trust, on May 30, 2018, the Trustees, including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), then considered the renewal of the Management Agreements between the Trust and the Adviser. The Trustees were assisted by experienced independent legal counsel throughout the contract review process. The Independent Trustees discussed the proposed continuance in executive session with such counsel at which no representatives of the Adviser were present. The Independent Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreements and the weight to be given to each such factor. Among other factors, the Trustees considered (i) the investment performance of each Fund and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser; (iii) the cost of services provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Funds; and (iv) economies of scale. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Management Agreements.

The Trustees reviewed information prepared by the Adviser, discussing, among other things, the Adviser’s business, its personnel and operations, services provided by the Adviser to the Funds, the compensation received for management services, Fund performance for various periods ended March 31, 2018 and May 29, 2018, profitability of the Adviser with respect to the Funds and economies of scale.

With respect to the nature, extent and quality of services provided by the Adviser, the Trustees reviewed the information provided in the memorandum that described the Adviser’s business and personnel and discussed the Adviser’s experience and capabilities. The Board noted that the Adviser has been providing services to the Trust since 1992 and the 10 Funds, which includes four institutional funds. The Board reviewed the firm personnel who serve as portfolio managers to the various Funds. The Trustees noted that they were satisfied with the portfolio management and other management services being provided to the Funds by the Adviser. The Trustees noted their cooperative relationship with the Adviser. The Trustees next discussed the Adviser’s personnel, in particular those dedicated to portfolio management and fund matters. The Trustees then discussed the Adviser’s compliance program, the resources allocated to compliance matters and the responsiveness of the Adviser to issues raised by the Trust’s chief compliance officer. Additionally, the Trustees noted that there not any recent litigations or regulatory investigations related to the Adviser. A representative of the Adviser provided an overview of the Adviser’s financial status and reviewed the Adviser’s resources in providing services to the Funds. The Trustees, including the Independent Trustees, concluded that the nature and extent of services provided by the Adviser was satisfactory, and that the overall quality of services was excellent. The Trustees also concluded that the Adviser has the appropriate resources to continue to provide quality advisory services to the Funds.

As to the performance of the Funds, the Trustees considered performance data presented by the Adviser showing the relevant Fund’s performance over various periods ended March 31, 2018 and May 29, 2018. Information regarding each Fund’s performance was compared to the performance of the Fund and its Morningstar category (the “Peer Group”) and the Fund’s benchmark index. The Trustees considered the percentile ranking by Morningstar category for each of the Funds. The Trustees also considered charts comparing each Fund’s 1-year and 3-year returns to those of its Peer Group over rolling 1- and 3-year periods, as well as charts comparing each Fund’s 1-year and 3-year total returns and standard deviations to those of its Peer Group. The Board also reviewed the Adviser’s expectations as to each Fund’s risk/return profile as measured by its standard deviation as opposed to its benchmark.

The Trustees recognized that the Equity Income Fund had slightly underperformed the S&P 500 Index for the 3-year period but had recently significantly outperformed the Index more recently for the 1-year period benchmark, the S&P 500 Index, for the 3-year period but had also outperformed the Index for 1-year period. With respect to the Opportunity Fund, the Trustees noted that the Fund had outperformed the Russell 2500 Index for the 1 year and 3-year periods. The Board next discussed the performance of the Realty Fund, noting that it had also outperformed its benchmark for the 1-year and 3-year periods. The Trustees noted the International Fund slightly underperformed its benchmark for each of the periods. Next, the Trustees reviewed the performance of the Fixed Income Fund, noting that the Fund’s returns has slightly lagged those of its benchmark, the Barclays U.S. Aggregate Bond Index. The Trustees noted that the Municipal Income Fund had outperformed the Barclays 5-year GO Index for the 1-year, 3-year and 5-year periods. After discussion, the Trustees agreed that each of the Funds had reasonable performance.

The Trustees then reviewed each of the Institutional Funds. They noted that the Short Duration Bond Fund had outperformed its benchmark, the Bank of America Merrill Lynch 1 to 3 year U.S. Corporate and Government Index, for each of the 1, 3 and 5-year periods. Next, the Trustees discussed the performance of the Intermediate Bond Fund, noting that it had outperformed the Barclays Intermediate U.S. Government Credit Index for all periods as well. With respect to the Core Bond Fund, the Board noted that the Fund had also outperformed the Barclays U.S. Aggregate

38

REVIEW AND RENEWAL OF THE MANAGEMENT AGREEMENTS

Index for the 1, 3, 5-year periods. The Trustees next discussed the performance for the Enhanced Return Fund. The Board reviewed its performance, noting that the Enhanced Return Fund slightly lagged its benchmark, the S&P 500 Index, for the 1, 3 and 5-year periods. After discussion, the Trustees indicated that it was their consensus all four of these Funds had satisfactory performance given their respective investment objectives and strategies.

As to the cost of the services provided and the profits realized by the Adviser from the relationship with the Funds, the Trustees reviewed the fees paid to the Adviser for the fiscal year ended December 31, 2017 by the Funds. The Trustees also reviewed a report from the Adviser that included a percentile ranking of the expense ratio of each Fund compared to the average expense ratios of the funds in the applicable Morningstar category. As in past years, the Board noted that total expense ratio was a more meaningful comparison than the actual advisory fee because the Management Agreements for the Funds have a unitary fee structure where the Adviser pays substantially all of the expenses of each Fund and is compensated with a single fee (noting that most of the funds in the Peer Group comparisons do not share this structure). The expense ratios for Realty Fund, Municipal Income Fund, Short Duration Bond Fund, Intermediate Bond Fund, Core Bond Fund and Enhanced Return Fund were well below the mean, while expense ratios for Equity Income Fund, Opportunity Fund, Fixed Income Fund and International Fund were slightly above the averages for their respective categories. The Trustees noted the contractual fee waivers which were in effect during the period for the Short Duration Bond Fund, the Intermediate Bond Fund and the Core Bond Fund as well as the overall fees paid to the Adviser by each Fund for the period. The Trustees also discussed the profitability of each of the Funds to the Adviser and the profitability of the Adviser in the aggregate with respect to the Funds. Representatives of the Adviser reported on the Adviser’s profitability on a fund by fund basis. The Trustees, including the Independent Trustees, concluded that the Management Fee payable by each Fund was reasonable and that the Adviser’s level of profitability from its relationship with the Funds is not excessive.

The Trustees then reviewed economies of scale. The Trustees considered that because the Funds’ expense ratios were reasonable, and given the asset levels of the Funds and other information, that there were no excessive profits being derived from any of the Funds by the Adviser as a result of its management of the Funds. The Board also noted that the Adviser had agreed to extend its contractual fee waiver with respect to the Core Bond, Short Duration and Intermediate Bond Funds for another year. The Trustees and representatives from the Adviser again agreed to discuss the possibility of fee breakpoints in the future, depending on the asset level of a Fund. After a discussion, the Trustees concluded that no breakpoints are necessary at this time.

After a discussion, the Trustees concluded and agreed, including all Independent Trustees, that renewal of each Management Agreement was in the best interests of the each Fund and its shareholders. Accordingly, the Board renewed the Management Agreements for an additional year.

39

ADDITIONAL INFORMATION
June 30, 2018 – Unaudited

Proxy Disclosure

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Code of Ethics

The Trust's Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds
3777 West Fork Road
Cincinnati OH 45247

40

TRUSTEES AND OFFICERS (Unaudited)

Information pertaining to the Trustees and Officers of the Funds is provided below. Trustees who are not deemed to be interested persons of the Funds, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Funds are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170.

Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held During the Past Five Years
Interested Trustee
Timothy E. Johnson (76) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Chairman of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati; previously President of the Adviser until October 2013.	10	None

Independent Trustees
Ronald H. McSwain (75) 3777 West Fork Road Cincinnati, Ohio 45247	Chairman and Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	10	None
John R. Green (75) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company	10	None
James J. Berrens (52) 3777 West Fork Rd Cincinnati, OH 45247	Trustee	Since 2006	Chief Executive Officer since May 2015, Chief Financial Officer September 2010 to May 2015 for Christian Community Health	10	None
Dr. Jeri B. Ricketts (60) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2013	Director of Carl H. Lindner Honors-PLUS Program, University of Cincinnati, since 2002; Associate Professor in Accounting, University of Cincinnati since 1986.	10	None

41

TRUSTEES AND OFFICERS (Unaudited)

Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held During the Past Five Years
Officers
Jason O. Jackman (47) 3777 West Fork Rd. Cincinnati, Ohio 45247	President	Since 2013	President and Chief Investment Officer of the Adviser since October 2013; Director of Fixed Income and Institutional Management March 2004 to October 2013.	N/A	N/A
Dale H. Coates (59) 3777 West Fork Road Cincinnati, Ohio 45247	Vice President	Since 1992	Portfolio Manager of the Trust’s Adviser	N/A	N/A
Marc E. Figgins (54) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Financial Officer and Treasurer	Since 2002	Mutual Funds Manager for Johnson Financial, Inc.	NA	NA
Scott J. Bischoff (52) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Director of Operations of the Trust’s Adviser; Chief Compliance Officer of the Adviser	NA	NA
Jennifer J. Kelhoffer (46) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary	Since 2007	Compliance Associate for the Adviser since March 2006	NA	NA

42

Trustees and Officers

Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Interested Trustee
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Jeri B. Ricketts	Independent Trustee
Jason Jackman	President
Dale H. Coates	Vice President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	Chief Financial Officer, Treasurer
Jennifer J. Kelhoffer	Secretary

Transfer Agent and Fund Accountant

Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170

Custodian

US Bank
425 Walnut Street
Cincinnati, Ohio 45202

Independent Registered Public Accounting Firm

Cohen and Company
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel

Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds' prospectus, which illustrates each Fund's objectives, policies, management fees, and other information that may be helpful in making an investment decision.

Investment Company Act #811-7254

Item 2. Code of Ethics.

Not applicable to semiannual report.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual report.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Funds.

Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds and Affiliated Purchases.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.”

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of August 17, 2018, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable

(a)(2)	Certifications required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a))

(a)(3)	Not applicable

(b)	Certifications required by Rule 30a-2(b)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Johnson Mutual Funds Trust

By: /s/ Jason O. Jackman

Jason O. Jackman, President

Date September 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Jason O. Jackman

Jason O. Jackman, President

Date September 7, 2018

By /s/ Marc E. Figgins

Marc E. Figgins, Treasurer

Date September 7, 2018

* Print the name and title of each signing officer under his or her signature.